As filed with the SEC on April 12 , 2013 .	Registration No. 333-117796
Registration No. 811-03974

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 11

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 133
_____________

PRUCO LIFE OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Sun-Jin Moon
Vice President and Assistant Secretary
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■on May 1, 2013 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on ______________________ pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2013

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

MPremierSM VUL

This prospectus describes an individual flexible premium variable universal life insurance contract, the MPremierSM VUL Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey,” “us,” “we,” or “our”), a stock life insurance company.  Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”).  The prospectuses for the Variable Investment Options, including information about their investment objectives, fees, and investment advisers/subadvisers, are printed in the following order after this prospectus.

AST Balanced Asset Allocation Portfolio	MFS® Utilities Series
AST BlackRock Global Strategies Portfolio	Neuberger Berman AMT Socially Responsive Portfolio
AST Large-Cap Value Portfolio	PSF Diversified Bond Portfolio
AST Marsico Capital Growth Portfolio	PSF Equity Portfolio
AST PIMCO Total Return Bond Portfolio	PSF Global Portfolio
AST Preservation Asset Allocation Portfolio	PSF High Yield Bond Portfolio
AST Small-Cap Growth Portfolio	PSF Jennison Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	PSF Jennison 20/20 Focus Portfolio
AST Wellington Management Hedged Equity Portfolio	PSF Money Market Portfolio
American Century VP Mid Cap Value Fund	PSF Natural Resources Portfolio
Dreyfus MidCap Stock Portfolio	PSF Small Capitalization Stock Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.	PSF Stock Index Portfolio
Janus Aspen Overseas Portfolio	PSF Value Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	PSF SP International Growth Portfolio
M Capital Appreciation Fund	PSF SP International Value Portfolio
M International Equity Fund	PSF SP Prudential U.S. Emerging Growth Portfolio
M Large Cap Growth Fund	PSF SP Small Cap Value Portfolio
M Large Cap Value Fund (previously M Business Opportunity Value Fund)

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, which pays a guaranteed interest rate.  See The Fixed Rate Option.

Please Read this Prospectus.  Please read this prospectus before purchasing an MPremierSM VUL variable universal life insurance Contract and keep it for future reference.  Current prospectuses for each of the underlying Funds accompany this prospectus.  These prospectuses contain important information about the Funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in MPremierSM VUL is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 782-5356

TABLE OF CONTENTS

Page
SUMMARY OF CHARGES AND EXPENSES	1

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	6

SUMMARY OF CONTRACT RISKS	10

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	13

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS	13

CHARGES AND EXPENSES	19

PERSONS HAVING RIGHTS UNDER THE CONTRACT	24

OTHER GENERAL CONTRACT PROVISIONS	25

RIDERS	26

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	28

PREMIUMS	29

DEATH BENEFITS	32

CONTRACT VALUES	38

LAPSE AND REINSTATEMENT	41

TAXES	41

DISTRIBUTION AND COMPENSATION	43

LEGAL PROCEEDINGS	45

FINANCIAL STATEMENTS	47

ADDITIONAL INFORMATION	47

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	48

Advanced Series Trust:
AST Balanced Asset Allocation Portfolio	Appendix 1
AST BlackRock Global Strategies Portfolio	Appendix 2
AST Large-Cap Value Portfolio	Appendix 3
AST Marsico Capital Growth Portfolio	Appendix 4
AST PIMCO Total Return Bond Portfolio	Appendix 5
AST Preservation Asset Allocation Portfolio	Appendix 6
AST Small-Cap Growth Portfolio	Appendix 7
AST T. Rowe Price Large-Cap Growth Portfolio	Appendix 8
AST Wellington Management Hedged Equity Portfolio	Appendix 9

American Century Investments®: American Century VP Mid Cap Value Fund	Appendix 10

Dreyfus Investment Portfolios: Dreyfus MidCap Stock Portfolio	Appendix 11

Dreyfus Socially Responsible Growth Fund, Inc.: Dreyfus Socially Responsible
Growth Fund, Inc.	Appendix 12

Janus Aspen Series: Janus Aspen Series Overseas Portfolio	Appendix 13

JPMorgan Insurance Trust: JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Appendix 14

M Fund, Inc.:	Appendix 15
M Business Opportunity Value Fund
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund

MFS® Variable Insurance Trust: MFS® Utilities Series	Appendix 16

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Socially
Responsive Portfolio	Appendix 17

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 18
PSF Equity Portfolio	Appendix 19
PSF Global Portfolio	Appendix 20
PSF High Yield Bond Portfolio	Appendix 21
PSF Jennison Portfolio	Appendix 22
PSF Jennison 20/20 Focus Portfolio	Appendix 23
PSF Money Market Portfolio	Appendix 24
PSF Natural Resources Portfolio	Appendix 25
PSF Small Capitalization Stock Portfolio	Appendix 26
PSF Stock Index Portfolio	Appendix 27
PSF Value Portfolio	Appendix 28
PSF SP International Growth Portfolio	Appendix 29
PSF SP International Value Portfolio	Appendix 30
PSF SP Prudential U.S. Emerging Growth Portfolio	Appendix 31
PSF SP Small Cap Value Portfolio	Appendix 32

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	12%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge(1)(2) (Percentage of the Sales Load Target Premium, less premiums for riders and extras.)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	15% for Contract Form MPVUL-2008-NY 30% for Contract Form MPVUL-2003-NY
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee (Based on the withdrawal amount.)	Upon withdrawal.	The lesser of $25 and 2%
Insurance Amount Change fee	Upon change in Basic Insurance Amount or Supplemental Insurance Amount.	$25
Living Needs Benefit fee	When benefit is paid.	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)	The percentage varies by issue age and reduces to zero by the end of the eighth year for Contract Form MPVUL-2008-NY.
(2)	The percentage varies by issue age and reduces to zero by the end of the fifth year for Contract Form MPVUL-2003-NY.

The second and third tables describe the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2 shows such charges for Contracts issued on or after May 1, 2008 and the date of any subsequent state regulatory approval and uses the 2001 CSO Mortality Table (Contract Form MPVUL-2008-NY).  Your Contract’s form number is located in the lower left hand corner on the first page of your Contract.

Table 3 shows such charges for Contracts issued prior to May 1, 2008 and the date of any subsequent state regulatory approval and uses the 1980 CSO Mortality Table (Contract Form MPVUL-2003-NY).

Table 2: Periodic Contract and Optional Rider Charges Other Than The Fund’s Operating Expenses (Contract Form MPVUL-2008-NY)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount and the Supplemental Insurance Amount coverage.
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.04 to $83.34(1)(2) _____________ $0.20
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality fee for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Charged per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.
Administrative fee for Basic Insurance Amount

Minimum and Maximum Charges
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
_____________
Initial fee for Basic Insurance Amount for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
	Monthly	$20 plus $0.04 to $1.49 _____________ $20 plus $0.22
Administrative fee for an increase to Basic Insurance Amount

Minimum and Maximum Charges
(Flat fee per increase segment plus charge per $1,000 of increase.)
_____________
Initial fee for increase to Basic Insurance Amount for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee per increase segment plus charge per $1,000 of increase.)
	Monthly	$12 plus $0.04 to $1.49 _____________ $12 plus $0.22

Administrative fee for the Supplemental Insurance Amount or an increase to the Supplemental Insurance Amount

Minimum and Maximum Charges per $1,000 of the Supplemental Insurance Amount.
_____________
Initial fee for Supplemental Insurance Amount for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Charge per $1,000 of the Supplemental Insurance Amount.)
	Monthly	From $0.05 to $1.50(1) _____________ $0.23
Accidental Death Benefit Rider(6)

Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(1) _____________ $0.09
Children Level Term Rider(6) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(6)

Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	From 6.9% to 10%(1) _____________ 8.7%

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)
For example, the highest COI rate is for an insured who is a male/female age 120.  You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.

(5)
The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Table 3: Periodic Contract and Optional Rider Charges Other Than The Fund’s Operating Expenses (Contract Form MPVUL-2003-NY)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount and the Supplemental Insurance Amount coverage.
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.08 to $83.34(1)(2) _____________ $0.29
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality fee for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Charged per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.
Administrative fee for Basic Insurance Amount

Minimum and Maximum Charges
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
_____________
Initial fee for Basic Insurance Amount for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
	Monthly	$20 plus $0.07 to $1.87 _____________ $20 plus $0.40

Administrative fee for an increase to Basic Insurance Amount

Minimum and Maximum Charges
(Flat fee per increase segment plus charge per $1,000 of increase.)
_____________
Initial fee for increase to Basic Insurance Amount for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee per increase segment plus charge per $1,000 of increase.)
	Monthly	$12 plus $0.07 to $1.87 _____________ $12 plus $0.40
Administrative fee for the Supplemental Insurance Amount or an increase to the Supplemental Insurance Amount

Minimum and Maximum Charges per $1,000 of the Supplemental Insurance Amount.
_____________
Initial fee for Supplemental Insurance Amount for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Charge per $1,000 of the Supplemental Insurance Amount.)
	Monthly	From $0.08 to $1.88(1) _____________ $0.41
Accidental Death Benefit Rider(6)

Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(1) _____________ $0.09
Children Level Term Rider(6) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(6)

Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	From 6.9% to 10%(1) _____________ 8.7%

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)
For example, the highest COI rate is for an insured who is a male/female age 99.  You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.

(5)
The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.28%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

MPremier VUL is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.   You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%.  Transfers from the Fixed Rate Option may be restricted.  The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.  Some Variable Investment Options described in this prospectus may not be available through all brokers Your Contract's form number is located in the lower left hand corner on the first page of your Contract.

Supplemental Insurance Amount Summary

This Contract is issued with a Supplemental Insurance Amount that could have a significant effect on the performance of your Contract. The Supplemental Insurance Amount provides an additional insurance benefit to Attained Age 121 on the life of the insured for Contracts issued on Contract Form MPVUL-2008-NY (age 100 for Contracts issued on Contract Form MPVUL-2003-NY).  You specify the amount of coverage you desire, in addition to the Contract's Basic Insurance Amount.  The minimum Supplemental Insurance Amount that you may request is $5,000 and the maximum is four times the Contract’s Basic Insurance Amount payable.  You may increase the Supplemental Insurance Amount subject to a minimum increase amount of $100,000 for Contracts issued on Contract Form MPVUL-2008-NY and $50,000 for Contracts issued on Contract Form MPVUL-2003-NY, and the underwriting requirements determined by us. The Supplemental Insurance Amount after the increase, cannot exceed four times the Contract's Basic Insurance Amount.  You may also decrease your Supplemental Insurance Amount after issue, subject to a minimum decrease amount of $10,000, but not to an amount below $5,000.  The Accidental Death Benefit Rider does not apply to the portion of the Death Benefit that is attributable to the Supplemental Insurance Amount.  See Supplemental Insurance Amount.

Types of Death Benefit Available Under the Contract

There are three types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount plus the Supplemental Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit is generally equal to the Basic Insurance Amount plus the Contract Fund plus the Supplemental Insurance Amount and will vary with investment experience.  For Contracts with Type A and Type B Death Benefits, as long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.  If you choose a Contract with a Type C (return of premium) Death Benefit, the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Owner plus the Supplemental Insurance Amount.  The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount, the Supplemental Insurance Amount, plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus the initial Supplemental Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.

Any type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Contract with a Type A Death Benefit or Type B Death Benefit at issue, you will not be able to change to a Contract with a Type C Death Benefit thereafter.  Also, if you change a Contract with a Type C Death Benefit to a Contract with a Type A Death Benefit or Type B Death Benefit after issue, you will not be able to change back to a Contract with a Type C Death Benefit.  See Types of Death Benefit and Changing the Type of Death Benefit.

Limited No-Lapse Guarantee Information

We agree to keep your Contract in-force for a specified period, and guarantee that your Contract will not lapse as a result of unfavorable investment performance, as long as your total premiums accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4% (and for Contracts that had previously lapsed because of excess Contract Debt, less the Contract Debt in effect at the time of lapse, also accumulated at 4% starting at the date of default) are at least equal to the Limited No-Lapse Guarantee Values shown in your Contract.  If you have an outstanding Contract loan, the Limited No-Lapse Guarantee will not keep the Contract in-force.  See Withdrawals and Loans.

There are two separate guarantee periods. Each guarantee period is associated with a corresponding level of premium payments, which if paid at the beginning of each Contract Year guarantees that your Contract will not lapse during the first 10 Contract Years, assuming there are no loans or withdrawals.

All Contracts have a Short Term No-Lapse Guarantee period which has a corresponding Short Term No-Lapse Guarantee Premium.  A Contract with a Death Benefit Type C will have only a Short Term No-Lapse Guarantee period available for the first 10 years.  All other Contracts have a longer Limited No-Lapse Guarantee period with a corresponding Limited No-Lapse Guarantee Premium that lasts until the later to occur of Attained Age 80 or 10 years after issue.  See Limited No-Lapse Guarantee and PREMIUMS.

Unless the Limited No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund, less any Contract Debt and less any applicable surrender charges, falls to zero or less.  Your Pruco Life of New Jersey representative can tell you the premium amounts you will need to pay to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.  The Contract will remain in-force if the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt.  Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse.  However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of Limited No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract Debt, we guarantee that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero.  See PREMIUMS, Limited No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  See The Pruco Life of New Jersey Variable Appreciable Account and the Allocation of Premiums sections.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period (or longer if required by state regulation) following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract Year.  No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

Certain restrictions may apply to transfers from the Fixed Rate Option.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the twelve transfers allowed in each Contract Year.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.  For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of the Contract.  When you do this, you create an additional Coverage Segment.  Each Coverage Segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begin on that segment’s effective date.  Surrender charges do not apply to the Supplemental Insurance Amount.  See Increases in Insurance Amount and Surrender Charges.  In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of your Contract after the issue of the Contract.  You may increase your Supplemental Insurance Amount coverage to an amount of up to four times the Contract's Basic Insurance Amount.  See Decreases in Insurance Amount.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Basic Insurance Amount Coverage Segment based on the proportion of the Basic Insurance Amount Coverage Segment amount to the total of all Basic Insurance Amount Coverage Segment amounts in effect just before the change.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges. If there is more than one Supplemental Insurance Amount Coverage Segment we will decrease the most recent Supplemental Insurance Amount Coverage Segment first.

We may decline a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Basic Insurance Amount and/or the Supplemental Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it.  In general, you will receive a refund of all premium payments made.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.  However, payment of the Death Benefit may be guaranteed under the Limited No-Lapse Guarantee feature or may be protected under the Overloan Protection Rider.  See Limited No-Lapse Guarantee and Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.
Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund.  The Contract is in default if the Contract Fund, less any applicable surrender charges, is zero or less, unless it remains in-force under the Limited No-Lapse Guarantee.  See Limited No-Lapse Guarantee.  Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges.  Should any event occur that would cause your Contract to lapse, we will notify you of the required payment to prevent your Contract from terminating.  See Loans.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B Death Benefit and Type C Death Benefit will not change the Basic Insurance Amount and/or the Supplemental Insurance Amount.  However, under a Contract with a Type A Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount, and if the Death Benefit was increased to meet the definition of life insurance, a reduction in the Supplemental Insurance Amount may be required.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount or a Supplemental Insurance Amount of less than the minimum Supplemental Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  It is important to note, however, that if the Basic Insurance Amount and/or the Supplemental Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount and /or the Supplemental Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.
Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the twelve transfers allowed in each Contract Year.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life of New Jersey Variable Appreciable Account.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

For Contracts issued on Contract Form MPVUL-2008-NY, we will assess a surrender charge if, during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).

For Contracts issued on Contract Form MPVUL-2003-NY, we will assess a surrender charge if, during the first five Contract Years (or during the first five years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).

The surrender charge varies and is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the Limited No-Lapse Guarantee is in effect.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definitions of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to cash value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to cash value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Overloan Protection Rider section.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount and/or the Supplemental Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in Basic Insurance Amount and/or the Supplemental Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.
Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

We have established a Separate Account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of our  other assets.

We are the legal owner of the assets in the Account.  We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time we will transfer capital contributions and earned fees and charges to its general account.  We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets.  The assets of the Account may not be charged with liabilities that arise from any other business we conduct.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.  Funds of the series type, such as the Prudential Series Fund or Advanced Series Trust, are generally described as a "Fund" consisting of a number of underlying "Portfolios."

Investment Managers for The Prudential Series Fund and Advanced Series Trust

Prudential Investments LLC  serves as the investment manager for The Prudential Series Fund (PSF).  Prudential Investments LLC  and AST Investment Services, Inc. serve as co-investment managers of the Advanced Series Trust (AST).

The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers.  For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.  Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life of New Jersey Variable Appreciable Account.

Variable Investment Option	Investment Objective Summary	Subadviser
Affiliated Funds
AST Balanced Asset Allocation – Class 1	The highest potential total return consistent with its specified level of risk tolerance.	Quantitative Management Associates LLC
AST BlackRock Global Strategies – Class 1	A high total return consistent with a moderate level of risk.	BlackRock Investment Management, LLC
AST Large-Cap Value – Class 1	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis and Wiley Capital Management LLC
AST Marsico Capital Growth – Class 1	Capital growth.	Marsico Capital Management, LLC
AST PIMCO Total Return Bond – Class 1	Maximize total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
AST Preservation Asset Allocation – Class 1	The highest potential total return consistent with its specified level of risk tolerance.	Quantitative Management Associates LLC
AST Small-Cap Growth – Class 1	Long-term capital growth.	Eagle Asset Management, Inc. Emerald Mutual Fund Advisers Trust
AST T. Rowe Price Large-Cap Growth – Class 1	Long-term growth of capital.	T. Rowe Price Associates, Inc.
AST Wellington Management Hedged Equity – Class 1	Outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets.	Wellington Management Company LLP
PSF Diversified Bond – Class 1	High level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity – Class 1	Long-term growth of capital.	Jennison Associates LLC
PSF Global – Class 1	Long-term growth of capital.	LSV Asset Management Marsico Capital Management, LLC Quantitative Management Associates LLC T. Rowe Price Associates, Inc. William Blair & Company LLC
PSF High Yield Bond – Class 1	High total return.	Prudential Investment Management, Inc.
PSF Jennison – Class 1	Long-term growth of capital.	Jennison Associates LLC
PSF Jennison 20/20 Focus – Class 1	Long-term growth of capital.	Jennison Associates LLC
PSF Money Market – Class 1	Maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.

PSF Natural Resources – Class 1	Long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock – Class 1	Long-term growth of capital..	Quantitative Management Associates LLC
PSF Stock Index – Class 1	Investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates LLC
PSF Value – Class 1	Capital appreciation.	Jennison Associates LLC
PSF SP International Growth – Class 1	Long-term growth of capital.	Jennison Associates LLC Marsico Capital Management, LLC William Blair & Company LLC
PSF SP International Value – Class 1	Long-term capital appreciation.	LSV Asset Management Thornburg Investment Management, Inc.
PSF SP Prudential U.S. Emerging Growth – Class 1	Long-term capital appreciation.	Jennison Associates LLC
PSF SP Small Cap Value – Class 1	Long-term growth of capital.	ClearBridge Investments LLC Goldman Sachs Asset Management, L.P.
Unaffiliated Funds
Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
American Century VP Mid Cap Value Fund - Class 1 Shares	Long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
Dreyfus MidCap Stock Portfolio - Service Shares
Investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index.
The Dreyfus Corporation
Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares	Capital growth, with current income as a secondary goal.	The Dreyfus Corporation
Janus Aspen Overseas Portfolio - Service Shares	Long-term growth of capital.	Janus Capital Management LLC
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares	Long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.	J.P. Morgan Investment Management, Inc.
M Capital Appreciation Fund	Maximum capital appreciation.	M Financial Investment Advisers, Inc./Frontier Capital Management Company, LLC.
M International Equity Fund	Long-term capital appreciation.	M Financial Investment Advisers, Inc./Northern Cross, LLC.
M Large Cap Growth Fund	Long-term capital appreciation.	M Financial Investment Advisers, Inc./DSM Capital Partners, LLC.

M Large Cap Value Fund (previously M Business Opportunity Value Fund)	Long-term capital appreciation.	M Financial Investment Advisers, Inc./AJO, LP
MFS® Utilities Series - Initial class	Total return.	Massachusetts Financial Services Company
Neuberger Berman AMT Socially Responsive Portfolio - Class S	Long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy.	Neuberger Berman Management LLC/Neuberger Berman LLC

The investment managers and the investment subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

More detailed information is available in the attached Fund prospectuses.

The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life of New Jersey

We have entered into agreements with the principal underwriter, transfer agent, investment adviser, distributor and /or other related entities of the underlying Funds.  Under the terms of these agreements, we provide administrative and support services to the Funds for which it receives an annual fee from the investment adviser, distributor, and/or Fund based on the average assets allocated to the Fund.  These agreements, including the fees paid and services provided, can vary for each Fund.

We and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different Funds that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.

As of May 1, 2013, the administrative service fees we receive range from 0.00% to 0.40% of the average assets allocated to the Fund.  The service fees received from each of PSF and AST are 0.25% and 0.40%, respectively.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees.  The 12b-1 fee we receive will range from 0.10% to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee of 0.10%:

Affiliated Funds - Portfolio:
AST BlackRock Global Strategies	AST Small-Cap Growth
AST Large-Cap Value	AST T. Rowe Price Large-Cap Growth
AST Marsico Capital Growth	AST Wellington Management Hedged Equity
AST PIMCO Total Return Bond

The following Funds currently pay a 12b-1 fee of 0.25%:

Unaffiliated Funds - Portfolio:
Dreyfus Socially Responsible Growth Fund Janus Aspen Overseas Portfolio - Service Shares

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We will not do this without any necessary Securities and Exchange Commission and/or any necessary state insurance department approvals.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of our general account.  The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us.  Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 3%.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability.  We are not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment.  These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Sales Load Charges

We may charge up to 12% of premiums received in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.  Currently, we charge less than 12% in any year for either Contract Form MPVUL-2008-NY and Contract Form MPVUL-2003-NY.  The charge is made up of two parts.  We apply one percentage on the amount of premium received up to the Sales Load Target Premium and a second percentage on the excess of premium received over the Sales Load Target Premium.  The chart below describes the sales load as a percentage of premiums received.

	Up to the Sales Load Target Premium	In excess of the Sales Load Target Premium
For Contract Form MPVUL-2008-NY	6% for all years	6% for all years
For Contract Form MPVUL-2003-NY	9.75% in years 1-10, 3% thereafter	4% in years 1-10, 3% thereafter

The Sales Load Target Premium may vary from the Limited No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.  See PREMIUMS.

For Contracts issued on Contract Form MPVUL-2003-NY only, paying more than the Sales Load Target Premium in any of the first 10 Contract Years could reduce your total sales load.  For example, assume that an MPVUL-2003-NY Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884.00 and the Contract Owner would like to pay 10 premiums and paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract Year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $607.75.  If you paid $884.00 in each of the first 10 Contract Years, the total sales load would be $861.90.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value.  Delaying the payment of premium amounts to later years will adversely affect the Limited No-Lapse Guarantee if the accumulated premium payments do not reach the Limited No-Lapse Guarantee Values shown on your Contract Data pages.  See Limited No-Lapse Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Premium Based Administrative Charge

We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium.  We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance (“COI”) charge. The charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk")  by a monthly COI rate.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.  The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments, and charges and fees.  The current COI rates vary by issue age, sex, underwriting class, and contract form.  The rates generally increase over time, but are never more than the maximum charges listed in the Contract data pages of your Contract.

The maximum COI rates for Contract Form MPVUL-2008-NY are based upon the 2001 Commissioner's Standard Ordinary ("CSO") Mortality Tables (1980 CSO Mortality Tables for Contract Form MPVUL-2003-NY).  At most ages, our current COI rates are lower than the maximum rates.  Our current COI charges for Contract Form MPVUL-2008-NY range from $0.02 to $33.33 per $1,000 of net amount at risk.  Our current COI charges for Contract Form MPVUL-2003-NY range from $0.04 to $83.34 per $1,000 of net amount at risk.  For information regarding COI charges where there are two or more Coverage Segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

In addition to the COIs, we generally deduct the following monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  See Allocated Charges.

(a)
We deduct an administrative charge for the Basic Insurance Amount and/or the Supplemental Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.

For Contracts issued on Contract Form MPVUL-2008-NY, currently the first part of the charge is a flat monthly fee of $20 per Contract for the first two Contract Years and $8 per Contract thereafter.  However, we may charge $20 per Contract in all years.

The second part of the fee is currently an amount of up to $1.49 per $1,000 of the Basic Insurance Amount for the first six Contract Years and zero thereafter.  However, we may charge the highest applicable rate per $1,000 in all years.  The amount per $1,000 of Basic Insurance Amount varies by sex, issue age, underwriting class, and extra rating class, if any.  Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.

Currently, there is no monthly administrative charge for the Supplemental Insurance Amount for Contract Form MPVUL-2008-NY.  However, we may charge the highest applicable rate per $1,000 in all years.

The following table provides sample per $1,000 rates for Contract Form MPVUL-2008-NY:

Administrative Charge: Per $1,000 rates for
Contracts issued on Contract Form MPVUL-2008-NY
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.13	$0.16	$0.12	$0.13
45	$0.22	$0.26	$0.19	$0.22
55	$0.45	$0.53	$0.38	$0.40
65	$0.96	$1.14	$0.74	$0.76

The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

For Contracts issued on Contract Form MPVUL-2003-NY, the first part is $20 per Contract for the first two Contract Years and $8 per Contract thereafter.  However, we may charge $20 per Contract for all years.  The second part is an amount of up to $1.87 per $1,000 of the Basic Insurance Amount for the first five Contract Years and zero thereafter.  However, we may charge the highest applicable rate per $1,000 in all years.

Currently, there is no monthly administrative charge for the Supplemental Insurance Amount for Contract Form MPVUL-2003-NY.  However, we may charge the highest applicable rate per $1,000 in all years.

The following table provides sample per $1,000 rates for Contract Form MPVUL-2003-NY:

Administrative Charge: Per $1,000 rates for
Contracts issued on Contract Form MPVUL-2003-NY
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.23	$0.27	$0.19	$0.21
45	$0.40	$0.48	$0.32	$0.36
55	$0.70	$0.86	$0.56	$0.61
65	$1.22	$1.50	$0.94	$1.04

(b)
Similarly, we charge a monthly administrative charge for each Coverage Segment representing an increase in Basic Insurance Amount.  This charge is also made up of two parts.  The first part of the charge is a flat monthly fee of $12 per segment representing an increase in Basic Insurance Amount for the first two years of the Coverage Segment and zero thereafter.

The second part of the fee is based on the Coverage Segment insurance amount.  The sample per $1,000 charges are the same as those shown in (a), above, for Contract Form MPVUL-2003-NY and Contract Form MPVUL-2008-NY.  The amount per $1,000 of increase in Basic Insurance Amount varies by sex, issue age, underwriting class, extra rating class, if any, and the effective date of the increase.  Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.

For Contracts issued on Contract Form MPVUL-2008-NY, in either of the instances described above, the second part of the fee is currently an amount of up to $1.49 per $1,000 of Basic Insurance Amount for the first six Contract Years and zero thereafter.  However, the highest amount we may charge is $1.49 per $1,000 of Basic Insurance Amount in all years and applies to male age 75 at certain rating classes.  The lowest amount we may charge is $0.04 per $1,000 of Basic Insurance Amount and applies to female age 18, nonsmoker at certain rating classes.

For Contracts issued on Contract Form MPVUL-2003-NY, in either of the instances described above, the second part of the fee is currently an amount of up to $1.87 per $1,000 of Basic Insurance Amount for the first six Contract Years and zero thereafter.  However, the highest amount we may charge is $1.87 per $1,000 of Basic Insurance Amount in all years and applies to male age 75 at certain rating classes.  The lowest amount we may charge is $0.07 per $1,000 of Basic Insurance Amount and applies to female age 18, nonsmoker at certain rating classes.

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Optional Rider Coverage.

If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of our operations.  Currently, no charge is being made to the Account for our federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Premium Based Administrative Charge. We periodically review the question of a charge to the Account for our federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

For Contracts issued on Contract Form MPVUL-2008-NY, we assess a surrender charge if, during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  For Contracts issued on Contract Form MPVUL-2003-NY, we assess a surrender charge if, during the first five Contract Years (or during the first five years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).

These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued.  A separate surrender charge is based on the first year’s Sales Load Target Premium for each new Basic Insurance Amount Coverage Segment and is determined at the time each new Coverage Segment is issued.  The percentage and duration of a surrender charge vary by issue age.  The maximum first year percentage for Contract Form MPVUL-2008-NY is 15% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the eighth Contract Year.  The maximum first year percentage for Contract Form MPVUL-2003-NY is 30% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the fifth Contract Year.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium, less premiums for riders, at start of year 1	Reduces to zero at the end of year
18-48 (18-40*)	15% (30%*)	8 (5*)
49-52 (41-42*)	15% (25%*)	7 (5*)
53-56 (43-44*)	15% (20%*)	6 (5*)
57-59 (45*)	15% (15%*)	5 (5*)
60-62 (46-48*)	15% (15%*)	4 (4*)
63-65 (49-68*)	15% (15%*)	3 (3*)
66-70 (69 and above*)	14% (15%*)	3 (2*)
71-74	13%	3
75 and above	12%	3

* For Contracts issued on Contract Form MPVUL-2003-NY

We will show a surrender charge threshold for each Basic Insurance Amount Coverage Segment in the Contract Data pages.  This threshold amount is the segment’s lowest coverage amount since its effective date.  For Contract Form MPVUL-2008-NY, if during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment.  For Contract Form MPVUL-2003-NY, if during the first five Contract Years (or during the first five years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment.

The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year.

(b)	We charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in the Basic Insurance Amount.

(d)	We may charge a transaction fee of up to $25 for any change in Supplemental Insurance Amount.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

(f)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st birthday for Contract Form MPVUL-2008-NY (100th birthday for Contract Form MPVUL-2003-NY), we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, issue date, sex, and underwriting class of the insured.  It ranges from 6.9% to 10% of the greater of: 9% of the Contract’s Limited No-Lapse Guarantee Premium and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

•	Living Needs Benefit Rider - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount and/or the Supplemental Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Supplemental Insurance Amount

The Supplemental Insurance Amount provides an additional insurance benefit to Attained Age 121 on the life of the insureds for Contracts issued on Contract Form MPVUL-2008-NY, and to Attained Age 100 for Contracts issued on Contract Form MPVUL-2003-NY.  You specify the amount of coverage you desire, in addition to the Contract's Basic Insurance Amount.  The minimum Supplemental Insurance Amount that you may request is $5,000 and the maximum is four times the Contract’s Basic Insurance Amount.  You may increase the Supplemental Insurance Amount subject to a minimum increase amount of $100,000 for Contracts issued on Contract Form MPVUL-2008-NY and $50,000 for Contracts issued on Contract Form MPVUL-2003-NY, and the underwriting requirements determined by us.  The Supplemental Insurance Amount after the increase cannot exceed four times the Contract's Basic Insurance Amount.  You may also decrease your Supplemental Insurance Amount after issue, subject to a minimum decrease amount of $10,000.

The Supplemental Insurance Amount Death Benefit fluctuates as the Basic Insurance Amount Death Benefit changes.  When the Contract Fund has not grown to the point where the Basic Insurance Amount Death Benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the coverage amount and Death Benefit associated with the Supplemental Insurance Amount are equal.  However, if the Contract Fund has grown to the point where the Basic Insurance Amount Death Benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the Supplemental Insurance Amount Death Benefit will decrease (or increase) dollar for dollar as the Basic Insurance Amount Death Benefit increases (or decreases).  The Supplemental Insurance Amount Death Benefit will never exceed the Supplemental Insurance Amount.  It is possible, however, for the Contract Fund and, consequently, the Basic Insurance Amount Death Benefit to grow to the point where the Supplemental Insurance Amount Death Benefit is reduced to zero. If you have a Type A Death Benefit and you take a withdrawal, the Supplemental Insurance Amount may require a reduction if the Basic Insurance Amount Death Benefit was increased to meet the definition of life insurance.  We will not reduce the Supplemental Insurance Amount below $5,000.

When selecting how much of your Target Insurance Amount (Basic Insurance Amount plus Supplemental Insurance Amount) will be for Supplemental Insurance Amount and how much Target Insurance Amount will be for Basic Insurance Amount, you should be aware of the following:

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A Target Insurance Amount with a larger Supplemental Insurance Amount will offer a higher cash value and Death Benefit than a Target Insurance Amount with a smaller Supplemental Insurance Amount if we do not change our current charges.  This is because: (1) the Sales Load Target Premium will be lower for a Target Insurance Amount with a larger Supplemental Insurance Amount than for a Target Insurance Amount with a smaller Supplemental Insurance Amount, and this may result in lower current sales expense charges, (2) the monthly administrative charge will be lower for a Target Insurance Amount with a larger Supplemental Insurance Amount than for a Target Insurance Amount with a smaller Supplemental Insurance Amount, and (3) we currently take lower current Cost of Insurance charges for the Supplemental Insurance Amount than for the Basic Insurance Amount.

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However, a Target Insurance Amount with a larger Supplemental Insurance Amount offers the potential for lower cash values and Death Benefits than a Target Insurance Amount with a smaller Supplemental Insurance Amount if we raise our current charges to the maximum contractual level.  This is because the guaranteed maximum per $1,000 charges are higher for the Supplemental Insurance Amount.  The surrender charge does not apply to the Supplemental Insurance Amount.

Other factors to consider are:

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The Accidental Death Benefit, as described below, does not apply to any portion of the Death Benefit that is attributable to a Supplemental Insurance Amount.  If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract with the minimum Supplemental Insurance Amount of $5,000.  See Other Optional Riders.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and Death Benefit.  It is important that you ask your Pruco Life of New Jersey representative to provide illustrations based on different combinations of Basic Insurance Amount and Supplemental Insurance Amount.  You and your Pruco Life of New Jersey representative can then discuss how these combinations may address your objectives.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.  Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Overloan Protection Rider and the Living Needs Benefit Rider.  The amounts of these benefits, except for the Enhanced Disability Benefit Rider, do not depend on the performance of the Account, although they will no longer be available if the Contract lapses, or you choose to keep the Contract in-force under the Overloan Protection Rider.  Additional restrictions may apply and are clearly described in the applicable rider.  A Pruco Life of New Jersey representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

Overloan Protection Rider

The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(1)	we must receive a written request in Good Order to exercise the rider benefits;
(2)	Contract Debt must exceed the Basic Insurance Amount (Supplemental Insurance Amount plus Basic Insurance Amount if you have a Supplemental Insurance Amount);
(3)	the Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(4)	the Guideline Premium test must be used as the Contract’s definition of life insurance;
(5)	Contract Debt must be a minimum of 95% of the cash value;
(6)	the Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(7)	your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.

Increases and decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

If you exercise this rider, you may no longer execute the Reduced Paid Up option.  Doing so would cause the Contract to be classified as a Modified Endowment Contract.

Please note that the Internal Revenue Service may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection benefit.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.  You should consult a tax advisor as to the tax risks associated with exercising the Overloan Protection Rider.

Other Optional Riders

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.  This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.  The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract Anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract Anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision.  This rider is not available on Contracts with a Type C Death Benefit. The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.  The Living Needs Benefit does apply to the portion of the Death Benefit that is attributable to the Supplemental Insurance Amount.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.  You should consult with a Pruco Life of New Jersey representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner will receive this benefit in a single sum.

All or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds age 18 through age 90 for Death Benefit Types A and B, through age 85 for Death Benefit Type C.  Currently, for issue age 18 through age 80 the minimum Basic Insurance Amount is $95,000.  For issue age 81 through age 90 the minimum Basic Insurance Amount is $245,000.  The minimum Supplemental Insurance Amount is $5,000 for all issue ages.  See Types of Death Benefit.  The minimum total Target Insurance Amount (Basic Insurance Amount plus Supplemental Insurance Amount combined) is $100,000 for Death Benefit Type A and B, and $250,000 for Death Benefit Type C.  We may change the minimum Basic Insurance Amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 9% of the Short Term No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract Date.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Two suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums, for each premium type described below.  Understanding them may help you understand how the Contract works.

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Short Term No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.  If you choose to continue the Limited No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short Term No-Lapse Guarantee Premium.  However, not all Contracts offer the Limited No-Lapse Guarantee beyond 10 Contract Years.

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Limited No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force until the insured's Attained Age 80, or for 10 Contract Years after issue, whichever comes later, regardless of investment performance and assuming no loans or withdrawals.  However, not all Contracts offer the Limited No-Lapse Guarantee for this period.

The length of the Limited No-Lapse Guarantee depends on the Contract’s Death Benefit type.  See Limited No-Lapse Guarantee.  When you purchase a Contract, your Pruco Life of New Jersey representative can tell you the Limited No-Lapse Guarantee and Short Term No-Lapse Guarantee Premium amounts.  Contracts with no riders or extra risk charges will have level premiums.

We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount.  The Contract will remain in-force if:  (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Limited No-Lapse Guarantee conditions and Contract Debt is not equal to or greater than the Contract Fund, less any applicable surrender charges.  You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period (or longer if required by state regulation) following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the 10th day (or longer if required by state regulation), these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life of New Jersey Variable Appreciable Account.  The transfer from the Money Market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).  With respect to any initial premium payment received before the contract date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period .

Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the 12 transfers allowed in each Contract Year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life of New Jersey Variable Appreciable Account.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the  transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  See the section titled The Pruco Life of New Jersey Variable Appreciable Account.  If DCA allocates money to a Fund at a time when the Fund no longer accepts additional investments, automatic transfers to that Fund will be directed to the Money Market Portfolio.  You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose.  For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See the section titled The Pruco Life of New Jersey Variable Appreciable Account.  If Auto-Rebalancing involves allocating to a Fund that became closed to additional investments, the Auto-Rebalancing feature will be turned off.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law), including surrenders of fixed reduced paid-up Contracts.  We will pay interest of at least 1.5% per year if such a payment is delayed for more than 10 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum check.  In addition to the settlement options described in your Contract, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Supplemental Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund plus the Supplemental Insurance Amount.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the total premiums paid into the Contract less withdrawals, both accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Owner to the date of death plus the Supplemental Insurance Amount.  The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount, the Supplemental Insurance Amount, plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract.  Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured.  Favorable investment performance and payment of additional premiums will generally increase the Contract's Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Type C Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type C Death Benefit has a greater cost of insurance charge due to a greater net amount at risk.  The increase in Cash Surrender Value for a Contract with a Type C Death Benefit may be more or less than the increase in Cash Surrender Value for a Contract with a Type B Death Benefit depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals.  If you take a withdrawal, it is possible for a Contract with a Type C Death Benefit to fall below the Basic Insurance Amount.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary.

Contract Owners of Contracts with a Type A Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount, a reduction in the Supplemental Insurance Amount, and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For Contracts with a Type B Death Benefit and Contracts with a Type C Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type C Death Benefit to a Type A Death Benefit, we will change the Basic Insurance Amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.

If you are changing your Contract from a Type C Death Benefit to a Type B Death Benefit, we first find the difference between:  (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages. If (2) is larger than (1), we will increase the Basic Insurance Amount by that difference.  If (1) is larger than (2), we will reduce the Basic Insurance Amount by that difference.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Type A Death Benefit or a Type B Death Benefit at issue, you will not be able to change to a Type C Death Benefit thereafter.  If you change a Type C Death Benefit to a Type A Death Benefit or a Type B Death Benefit after issue, you will not be able to change back to a Type C Death Benefit.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.  For changes from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000

You may request a change in the type of Death Benefit by sending us a request in a form that meets our needs.  If the change is approved, we will recalculate the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Limited No-Lapse Guarantee

If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero.  Withdrawals and outstanding Contract loans may adversely affect the status of the Limited No-Lapse Guarantee.  See Withdrawals and Loans.

At the Contract Date and on each Monthly Date, during the Limited No-Lapse Guarantee period shown on your Contract Data pages, we calculate your Contract's “Accumulated Net Payments” as of that date.  Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4% (and for Contracts that had previously lapsed because of excess Contract Debt, less the Contract Debt in effect at the time of lapse, also accumulated at 4% starting at the date of default).

We also calculate Limited No-Lapse Guarantee Values.  These are values used solely to determine if a Limited No-Lapse Guarantee is in effect.  These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.  The Contract Data pages in your Contract contain a table of Limited No-Lapse Guarantee Values, calculated as of Contract Anniversaries.  Values for non-anniversary Monthly Dates will reflect the number of months elapsed between Contract Anniversaries.

On each Monthly Date, we will compare your Accumulated Net Payments to the Limited No-Lapse Guarantee Value during the Limited No-Lapse Guarantee period shown on your Contract Data pages.  If your Accumulated Net Payments equal or exceed the Limited No-Lapse Guarantee Value, and the Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

Short Term No-Lapse Guarantee Premiums, and Limited No-Lapse Guarantee Premiums are payments that correspond to the Limited No-Lapse Guarantee Values shown on your Contract Data pages.  Payment of the Short Term No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees that your Contract will not lapse during the first 10 Contract Years, assuming there are no loans or withdrawals.  However, continued payment of the Short Term No-Lapse Guarantee Premium after year 10 will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.  See PREMIUMS.

If you want a Limited No-Lapse Guarantee to last longer than 10 years, you should expect to pay at least the Limited No-Lapse Guarantee Premium at the start of each Contract Year.  Paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse until the later to occur of the insured's Attained Age 80 or for 10 years after issue, assuming no loans or withdrawals.
The following table provides sample Short Term No-Lapse Guarantee Premiums and Limited No-Lapse Guarantee Premiums (to the nearest dollar).  The examples assume:  (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $245,000 Basic Insurance Amount and $5,000 of Supplemental Insurance Amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium
40	Type A (Fixed)	$1,482.50	$3,460.00
40	Type B (Variable)	$1,670.00	$4,897.50
40	Type C (Return of Premium)	$1,690.00	N/A
60	Type A (Fixed)	$4,397.50	$8,352.50
60	Type B (Variable)	$5,040.00	$10,258.00
60	Type C (Return of Premium)	$8,222.50	N/A
80	Type A (Fixed)	$20,822.50	$20,822.50
80	Type B (Variable)	$22,870.00	$22,870.00
80	Type C (Return of Premium)	$100,820.00	N/A

Paying the Short Term No-Lapse Guarantee Premiums or Limited No-Lapse Guarantee Premiums at the start of each Contract Year is one way of reaching the Limited No-Lapse Guarantee Values; it is certainly not the only way.  The Limited No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments.  Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Limited No-Lapse Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Limited No-Lapse Guarantee.  For example, if you desire the Limited No-Lapse Guarantee until the later to occur of the insured's Attained Age 80 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short Term No-Lapse Guarantee Premium in the first 10 years.  If you pay only the Short Term No-Lapse Guarantee Premium in the first 10 years, you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 11th year in order to continue the Limited No-Lapse Guarantee.

Not all Contracts will have the Limited No-Lapse Guarantee available until the later of the insured's age 80 or 10 years after issue.  Contracts with a Type C (return of premium) Death Benefit will have a Limited No-Lapse Guarantee for only 10 Contract Years.  Your Contract Data pages will show Limited No-Lapse Guarantee Values for the duration available with your Contract.  See Types of Death Benefit and Tax Treatment of Contract Benefits.

Increases in Insurance Amount

After your first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of the Contract, thus, creating an additional Coverage Segment.  The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in Basic Insurance Amount must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)
the amount of the increase in Supplemental Insurance Amount must be at least equal to the minimum increase in Supplemental Insurance Amount shown under Contract Limitations in your Contract Data pages;

(4)	the Supplemental Insurance Amount after an increase can not exceed four times the Basic Insurance Amount.
(5)	you must prove to us that the insured is insurable for any increase;
(6)	the Contract must not be in default;
(7)	we must not be paying premiums into the Contract as a result of the insured's total disability;
(8)	if we ask you to do so, you must send us the Contract to be endorsed; and
(9)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recalculated charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in Basic Insurance Amount or an increase in Supplemental Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Basic Insurance Amount Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  For Contract Form MPVUL-2008-NY, the current sales load charge for each segment is equal to 6% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 6% of allocated premiums paid in excess of this amount.

For Contract Form MPVUL-2003-NY, the current sales load charge for each segment is equal to 9.75% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 4% of allocated premiums paid in excess of this amount for the first 10 Contract Years; 3% thereafter.  See the definition of Contract Year for an increase under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each Basic Insurance Amount Coverage Segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold.  The surrender charge threshold is the segment’s lowest coverage amount since its effective date.  See Decreases in Insurance Amount and Surrender Charges.

The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount and/or Supplemental Insurance Amount are based upon 2001 CSO Mortality Tables for Contracts issued on Contract Form MPVUL-2008-NY (1980 CSO Mortality Tables for Contracts issued on Contract Form MPVUL-2003-NY), the age at the effective date of the increase and the number of years since then, total Basic Insurance Amount and/or Supplemental Insurance Amount, sex, underwriting class, smoker/nonsmoker status, and extra rating class, if any.  The net amount at risk for the whole Contract (the Basic Insurance Amount Death Benefit minus the Contract Fund) is allocated to each Basic Insurance Amount Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Basic Insurance Amount Coverage Segments.  In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount and/or Supplemental Insurance Amount is based on the insured's Attained Age for the initial Coverage Segment.

If you elect to increase the Basic Insurance Amount and/or the Supplemental Insurance Amount of your Contract, you will receive a "free-look" right that will apply only to the increase in Basic Insurance Amount, not the entire Contract.  This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund instead of a refund of premium.  Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in Basic Insurance Amount and/or Supplemental Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  Therefore, before increasing the Basic Insurance Amount and/or the Supplemental Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

Decreases in Insurance Amount

You have the option of decreasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(2)
the Basic Insurance Amount and the Supplemental Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount and the minimum Supplemental Insurance Amount shown under Contract Limitations in your Contract Data pages;

(3)	the Contract must not be in default;
(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(5)	if we ask you to do so, you must send us the Contract to be endorsed; and
(6)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recalculated charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount / Supplemental Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one Basic Insurance Amount Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease.  Each Basic Insurance Amount Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date.  If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge.  See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount and/or the Supplemental Insurance Amount are decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in Basic Insurance Amount or Supplemental Insurance Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

Fixed reduced paid-up insurance is an alternative to surrendering your Contract.  Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies.  There will be cash values and loan values.  The loan interest rate for fixed reduced paid-up insurance is 5%.  Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the net cash value and the insured’s issue age, sex, smoker/nonsmoker status, and the length of time since the Contract Date.

How a Contract's Cash Surrender Value Will Vary

The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options, and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any).  If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero.  On the 10th Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available.  Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 3%.  On each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.

The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default.  The Limited No-Lapse Guarantee will not prevent default under those circumstances.  We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive Cash Surrender Value and thus keep the Contract in-force.  If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See the Overloan Protection Rider section.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract Debt does not equal or exceed the Contract Fund, less any applicable surrender charges.  Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due 21 days prior to your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable.  We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in a form that meets our needs.
(b)	Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(c)	The Cash Surrender Value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(d)	The withdrawal amount must be at least $500.
(e)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B Death Benefit and Contracts with a Type C Death Benefit will not change the Basic Insurance Amount.  However, under Contracts with a Type A Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount and Supplemental Insurance Amount.  If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted.  See Surrender Charges.  No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount or a Supplemental Insurance Amount of less than the minimum Supplemental Insurance Amount shown under Contract Limitations in your Contract Data pages.  It is important to note, however, that if the Basic Insurance Amount and/or the Supplemental Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount and/or Supplemental Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount and/or Supplemental Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the Limited No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments.  See Limited No-Lapse Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Limited No-Lapse Guarantee, assuming there are no outstanding loans.  See Limited No-Lapse Guarantee.  Separately, if the Contract Debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(1)	we receive a written request for reinstatement;
(2)	renewed evidence of insurability is provided on the insured;
(3)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement;
(4)
for Contracts issued on Form MPVUL-2003-NY, any Contract Debt must be restored with interest to date, or paid back.  If the Contract Debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement; and

(5)	the Insured is living on the date the Contract is reinstated.

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  A listing of Attained Age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Overloan Protection Rider section.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount and/or the Supplemental Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by us.  The Contract is sold through broker-dealers authorized by Prusec and applicable law to do so, and may also be sold by registered representatives of Prusec.  Prusec received gross distribution revenue for its variable life insurance products of $56,178,356 in 2012, $60,952,205 in 2011, and $61,514,049.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,168,552 in 2012,  $2,477,021 in 2011, and $2,379,140 in 2010.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.  The amount of compensation we pay varies, depending upon, among other factors, the product type and the features and/or riders that are attached to the Contract.  Compensation paid in respect of this product may exceed compensation payable in respect to comparable products or carriers.  Moreover, certain Contract features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features.

Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders.  The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 95% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, up to 16% on premiums received in years two and three, up to 15% on premiums received in year four, up to 12.75% on premiums received in years five through 10, and up to 3% on premiums received in years 11 and beyond up to the Commissionable Target Premium in each Contract Year.  Moreover, broker-dealers will receive compensation of up to 5.5% on premiums received in any of the first 10 years, and up to 3% on premiums received in years 11 and beyond to the extent that premiums in that year exceed the Commissionable Target Premium.  Broker-dealers will also receive compensation in years two through five of up to 0.40% of the Contract Fund net of Contract Debt, and up to 0.20% in years six through 10, and up to 0.12% in years 11 and beyond.

If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 95% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, up to 16% of premiums received in years two and three, up to 15% on premiums received in year four, up to 12.75% on premiums received in years five through 10, and up to 3% on premiums received in years 11 and beyond up to the Commissionable Target Premium for the increase.  Moreover, broker-dealers will receive compensation of up to 5.5% on premiums received in any of the first 10 years, and up to 3% on premiums received in years 11 and beyond following the effective date of the increase to the extent that premiums in that year exceed the Commissionable Target Premium.

Agents who sell this Contract are members of firms that in turn are stockholders of M Financial Group.  As a stockholder, the agent’s firm (a “Member Firm”) shares in the profits of M Financial Group via periodic stock dividends.

M Financial Group also maintains an incentive compensation plan, to which it annually distributes to Member Firms or their agents, most of M Financial Group’s consolidated net profits.  Generally, distributions under the plan are averaged among the various Member Firms, lines of business, and cost centers of M Financial Group.  However, a significant portion of the plan distributions are made in proportion to the revenue that a Member Firm generates.

Distributions of dividends and incentive compensation by M Financial Group to Member Firms, or their selling agents, are in addition to compensation paid by Prusec to authorized broker-dealers.  Many Member Firms remit these distributions to their owners or individual agents, and in some cases, in proportion to the amount of business they generate.

Override commissions received by M Financial Group could indirectly provide incentives to agents to recommend this product over similar products or services that do not produce override commissions paid to M Financial Group.

Potential reinsurance profits received by M Financial Group could also indirectly provide incentives to agents to recommend this product over similar products or services that do not result in reinsurance profits for M Financial Group.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

M Financial Group or its subsidiaries receive fees payable in respect of underlying investment options from some of the Funds that are investment options under this Contract, or from a Fund’s investment adviser or Portfolio manager, to the extent you allocate cash value to that Fund.  In addition, M Financial Investment Advisers, Inc., an affiliate of M Financial Group, is the investment adviser to certain of the Funds and receives investment advisory fees with respect to assets invested in those Funds.  Fees payable to M Financial Group in respect of assets allocated to one Fund may exceed fees payable in respect of assets placed in another Fund.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2012) that received payment or accrued a payment amount with respect to variable product business during 2012 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2012 were $0.88 and $4,151,007, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Pruco Life of New Jersey pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint.

In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery Services v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Pruco Life of New Jersey. The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In June 2012, Pruco Life of New Jersey filed a motion to dismiss the complaint. In December 2012, the Court granted Pruco Life of New Jersey’s motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC , filed in the Circuit Court of Cook County, Illinois, was served on Pruco Life of New Jersey. The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In April 2012, Pruco Life of New Jersey filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. This matter is concluded. We will cease reporting on this matter.

In January 2012, a Global Resolution Agreement entered into by Pruco Life of New Jersey and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life of New Jersey to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life of New Jersey to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Pruco Life of New Jersey’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

Pruco Life of New Jersey is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including Pruco Life of New Jersey) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life of New Jersey’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding Pruco Life of New Jersey’s use of the SSMDF and its claim handling procedures and Pruco Life of New Jersey is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life of New Jersey’s unclaimed property procedures.

In July 2010, Pruco Life of New Jersey, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Pruco Life of New Jersey received a similar request for information from the State of Connecticut Attorney General’s Office. Pruco Life of New Jersey is cooperating with these investigations. Pruco Life of New Jersey has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey’s financial position.

FINANCIAL STATEMENTS

Our audited financial statements are shown in the Statement of Additional Information to this prospectus and should be considered only as bearing upon our ability to meet its obligations under the Contract.

The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

Attained Age - The insured's age on the Contract Date plus the number of years since then.  For any Coverage Segment effective after the Contract Date, the insured's Attained Age is the issue age of that segment plus the length of time since its effective date.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract, including any applicable increases, and no riders.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.  For any Coverage Segment representing an increase, “Contract Year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

Coverage Segment - The Basic Insurance Amount and the Supplemental Insurance Amount at issue are the first two Coverage Segments.  For each increase, a new Coverage Segment is created for the amount of the increase.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Limited No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals.  See Limited No-Lapse Guarantee.

Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep a Type A or Type B Contract in-force until the insured’s age 80, or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The address on your bill to which you are directed to send premium payments, loan payments, and payments to bring your Contract out of default.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our.  The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of our general assets.

Service Office - The mailing address of our Service Office is: P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Short Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first 10 Contract Years regardless of investment performance and assuming no loans or withdrawals.

Supplemental Insurance Amount - An additional insurance amount to Attained Age 121 on the life of the insured for Contract Form MPVUL-2008-NY, and to Attained Age 100 for Contract Form MPVUL-2003-NY.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About MPremierSM VUL
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The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-117796.  The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the MPremierSM VUL SAI, material incorporated by reference, and other information about us.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-782-5356 to ask us questions, request information about the Contract, and obtain copies of the SAI, and personalized illustrations, without charge, or other documents.  You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940: Registration No. 811-3974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey

MPremierSM VUL

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the MPremierSM VUL prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-782-5356.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information  and of the related prospectus is May 1, 2013.

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	9

PERFORMANCE DATA	9
Average Annual Total Return	9
Non-Standard Total Return	9
Money Market Subaccount Yield	10

FINANCIAL STATEMENTS	10

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of the New York State Insurance Department.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life of New Jersey reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $3,271,883 in 2012, $2,889,076 in 2011, and $2,394,377 in 2010, of which the life business accounted for $435,823, $1,740,589, and $1,757,899 respectively.

Under this Agreement, Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

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Pruco Life of New Jersey and Prudential have entered into a Reinsurance Agreement under which Pruco Life of New Jersey cedes and Prudential reinsures life insurance benefits in excess of stated limits of retention.

Our individual life reinsurance treaties covering MPremierSM VUL Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis with Pruco Life of New Jersey retaining 10% of the face amount up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.

On June 30, 2011, Regulus Group, LLC ("Regulus"), a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was acquired by Columbus Acquisition Corporation which is a subsidiary of Cerberus Capital Management, L.P.  In connection with this acquisition and subsequent rebranding initiative, Regulus is renamed as TransCentra, Inc. ("TransCentra") effective as of December 22, 2011.  Regulus began performing administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been previously supplying such services.  The services provided and the administrative Agreement between Prudential and Regulus, dated December 23, 2010, is unaffected by the Regulus acquisition.  Regulus received $2,043,400 in 2012, $2,249,075 in 2011, and $2,750,655 in 2010 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life of New Jersey will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life of New Jersey’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received from the Contract Owner and the Contract is delivered.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

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In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit.  A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt plus the Supplemental Insurance Amount.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Supplemental Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

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Type A (Fixed) Death Benefit
If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,500	$250,000 $264,000* $297,500*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt plus the Supplemental Insurance Amount, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Supplemental Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

4

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract Owner and shown in the Contract Data pages.  The interest rate will range from 0% to 8%; in ½% increments.  The Death Benefit on a Type C Contract is limited to the Basic Insurance Amount, the Supplemental Insurance Amount, plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus the Supplemental Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the Basic Insurance Amount plus the Supplemental Insurance Amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract Debt, the Death Benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)
the Basic Insurance Amount plus the Supplemental Insurance Amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages; and

(2)
the Basic Insurance Amount and Supplemental Insurance Amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the Attained Age factor is greater than either (1) or (2), described above, then it will become the Death Benefit.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

5

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C (return of premium) Contract with an interest rate of 0% was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type C (Return of Premium) Death Benefit

If			Then
The insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.04 4.04 4.04	101,000 303,000 404,000	$265,000 $310,000 $404,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.11 2.11 2.11	158,250 263,750 316,500	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.32 1.32 1.32	198,000 264,000 297,500	$375,000 $400,000 $425,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

6

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  Currently, for MPVUL-2003-NY Contracts, the sales load charge for each Coverage Segment is equal to 9.75% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 4% of allocated premiums paid in excess of this amount for the first 10 Contract Years; 3% thereafter.  Currently, for MPVUL-2008-NY Contracts, the sales load charge for each Coverage Segment is equal to 6% of the allocated premium paid in each Contract Year.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable, rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers).  Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their selling agents.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2012) that received payment or accrued a payment amount with respect to variable product business during 2012.  The least amount paid or accrued and the greatest amount paid or accrued during 2012 were $0.88 and $4,151,007, respectively.

Name of Firms:

1717 Capital Management Company, 1st Global Capital Corp, 3 Mark Equities Inc, AFA Financial Group LLC, Allied Beacon Partners Inc, Allstate Financial Services LLC, American Independent Securities Group LLC, American Portfolios Fin SVCS Inc, Ameriprise Financial Services Inc, Ameritas Investment Corp, Amsouth Investment Services Inc, Aon Consulting Inc, Arlington Securities Inc, Askar Corporation, Associated Securities Corp, Aurum

7

Securities Corp, Ausdal Financial Partners Inc, AXA Network LLC, BB&T Investments Services Inc, BBVA Compass Investment Solutions Inc, BCG Securities Inc, Beaconsfield Financial Services, Benefit Funding Services LLC, Berthel Fisher & Co Financial Services I, BG Worldwide Securities Inc, Brewster Securities Inc, Broker Dealer Financial Services Corp, Brokers International Financial Services, Brookstone Securities Inc, Cadaret  Grant & Co Inc, Cambridge Investment Research Inc, Cambridge Legacy Sec LLC, CAP PRO Brokerage Servi, Capital Analysts Inc, Capital Financial Services Inc, Capital Investment Group Inc, Capital Select Investments Corp, Capital Synergy Partners Inc, Catholic Financial Services Corporation, CBIZ Financial Solutions Inc, CCO Investment Services Corp, Centara Capital Securities Inc, Centaurus Financial Inc, CFA/Lincoln Financial Advisors, CFD Investments Inc, Citigroup Global Markets Inc, Clark Securities Inc, CMS Investment Resources Inc, Comerica Securities Inc, Commonwealth Financial Network, Comprehensive Asset Management, Coordinated Capital Securities, Country Capital Management Company, CPS Financial & Insurance Services Inc, Crown Capital Securities LP, Curtis Securities LLC, CUSO Financial Services LP, Cutter & Company Brokerage Inc, Delta Trust Investments Inc, Dempsey Fin Network Inc, Dewaay Insurance Agency LLC, Dolphin Securities Inc, Dunwoody Brokerage SVC Inc, E Planning Securities Inc, Edward Jones & Co Inc, Edwin C Blitz Investments Inc, Elite Securities Inc, Empire Sec Corp, Enterprise Securities Company, Equity Services Inc, Essex Financial Services Inc, Executive Services Securities LLC, Farmers Financial Solutions, FBL Marketing Services LLC, Fifth Third Securities Inc, Financial Network Investment Corporation, Financial Telesis Inc, Financial West Investment Group, Fintegra LLC, First Allied Securities Inc, First Asset Financial Inc, First Brokerage America LLC, First Heartland Capital Inc, First State Financial Mgmt Inc, First Wall Street Corp, FNBB Capital Markets LLC, Foothill Securities Inc, Fortune Financial Services Inc, Fortune Securities Inc, Founders Financial Securities LLC, FPCM Securities LLC, FSC Securities Corp, GA Financial Inc, Geneos Wealth Management Inc, Genworth Financial Securities Corp, Girard Securities Inc, Globalink Securities Inc. Guardian Inv SVS Corp, GWN Securities Inc, H Beck Inc, H D Vest Insurance Agency LLC, H&R Block Financial Advisors Inc, Haas Financial Products Inc, Hancock Securities Group LLC, Hantz Financial Services, Inc., Harbor Financial Services LLC, Harbour Investments Inc, Herndon Plant Oakley Ins Agcy LLC, Horan Securities Inc, Hornor Townsend & Kent Inc, Huntleigh Securities Corp, IMS Securities Inc, Independent Financial Group LLC, ING Financial Partners Inc, Interlink Securities Corp, Intervest International Equities Corporation, Invest Financial Corporation, Investacorp Inc., Investment Centers Of America, Investment Professionals Inc, Investors Capital Corporation, Investors Security Company Inc, Iron Street Securities Inc, J J B Hilliard Wl Lyons LLC, J W Cole Financial Inc, Janney Montgomery Scott LLC, JJB Hilliard W L Lyons Inc, JW Cole Financial Inc, KCD Finanical Inc, KCG Securities LLC, Key West Investments LLC, KMS Financial Services Inc, Kovack Securities Inc, L M Kohn & Co, Larson Financial Group LLC, Lasalle ST Securities LLC, LCL Investments Inc, Leaders Group Inc, Legacy Financial Services Inc, Legend Equities Corp, Lifemark Securities Corp, Lincoln Financial Advisors Corp, Lincoln Financial Securities Corporation, Lincoln Investment Planning Inc, LPL Financial Corporation, LSY Inc DBA American Investors CO, M Financial Securities Marketing Inc, M Holdings Securities Inc, M&T Securities Inc, MAFG Ria Services Inc, Medallion Investment Services Inc, Meridien Financial Group Inc, Merrill Lynch Pierce Fenner & Smith Inc, Metlife Securities Inc, Mid Atlantic Capital Corporation, Midamerica Financial Services Inc, MMC Securities Corp, MML Investors Servicies Inc, Money Concepts Capital Corp, Montage Securities LLC, Morgan Keegan & Company Inc, Morgan Stanley & Co LLC, Morgan Stanley Smith Barney, MTL Equity Products Inc, Multi Financial Sec Corp, Mutual Service Corp, Mutual Trust Co Of America Securities, MWA Financial Services Inc, National Planning Corporation, Network Agency, Inc., New England Securities Corp, Newport Coast Securities, Newport Group Securities Inc, Next Financial Group Inc, NFP Securities Inc, Northland Securities Inc, Northstar Securities, Northwestern Mutual Investment Services LLC, NPB Financial Group LLC, NYLife Securities LLC, O N Equity Sales Company, Oberweis Securities Inc, OBS Brokerage Services Inc, Ogilvie Sec Advisors Corp, Olde Economie Risk Mgmt Inc, OneAmerica Securities Inc, Oppenheimer & Co., Inc., Pacific West Securities, Packerland Brokerage Services Inc, Pan American Financial Services Inc, Park Avenue Securities, Pension Planners Securities Inc, PJ Robb Variable Corp, Primevest Financial Services Inc, Princor Financial Services Corp, Private Client Services LLC, Private Consulting Group Inc, Private Placement Insurance Products, Ll, Proequities Inc, Prospera Financial Services, Purshe Kaplan Sterling Investments Inc, Qa3 Financial Corp, Quest Capital Strategies Inc, Questar Agency Inc, Questar Capital Corporation, Ra Bench, Rampart Financial Services Inc, Raymond James & Associates Inc, RBC Capital Markets Corporation, Resource Horizons Group LLC, Retirement Capital Group, RMIN Securities Inc, Robert W Baird & Co Inc, Royal Alliance Associates Inc, Rydex Distributors Inc, Sagepoint Financial Inc, Sammons Securities Company LLC, Sanders Morris Harris, Inc., Saxony Securities, Inc, Scf Securities Inc, Securian Finanical Services Inc, Securities America Inc, Securities Service Network Inc, Sigma Financial Corp, Signal Securities Inc, Signator Investors Inc, SII Investments Inc, Smith Brown & Groover Inc, Sorrento Pacific Financial LLC, Source Capital Group Inc, SSI Equity Services Inc, St Bernard Financial Services Inc, Stanley Laman Group Securities LLC, Stephens Inc, Sterne Agee & Leach Inc, Stifel Nicolaus & Company Inc, Summit Brokerage Services, Inc., Summit Equities Inc, Sunset Financial Services Inc, SWS Financial Services Inc, Symetra Investment Services Inc, Syndicated Capital Inc, Synergy Investment Group LLC, Synovus Securities Inc, TFS Securities Inc, The Strategic Financial Alliance Inc, Thoroughbred Financial Services LLC, Tower Square Sercurities Inc, Trading Services Corp, Transamerica Financial Advisors Inc, Triad Advisors Inc, Trustmont Financial Group Inc, UBS Financial Services Inc, United Planners Financial Services, United Securities Alliance Inc, Univest

8

Investments Inc, Us Bancorp Investments Inc, USA Financial Securities Corp, Usallianz Securities Inc, USI Securities Inc, UVEST Investment Services Inc, Valic Financial Advisors, Inc., Valmark Securities Inc, Veravest Investments Inc, VSR Financial Services Inc, W S Griffith Sec Inc, Wachovia Insurance Services Broker Dealer Inc, Waddell & Reed, Inc., Wall Street Financial Group Inc, Walnut Street Securities Inc, Waterstone Financial Group, Wealth Preservation Associates LLC, Wells Fargo Advisors LLC, Wells Fargo Wealth Brokerage Ins Agency LLC, Western Equity Group Inc, Western International Securities Inc, Wilbanks Securities Inc, Wilgus Associates Inc, Windham Financial Services Inc, Woodbury Financial Services Inc, World Capital Brokerage Inc, World Equity Group Inc, Worth Financial Group Inc, WRP Investments Inc.

Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2012 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

9

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if MPremierSM VUL had been investing in that subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with MPremierSM VUL are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$56,364,661	$138,194,532	$155,662,382	$246,014,855	$120,313,938

Net Assets	$56,364,661	$138,194,532	$155,662,382	$246,014,855	$120,313,938

NET ASSETS, representing:
Accumulation units	$56,364,661	$138,194,532	$155,662,382	$246,014,855	$120,313,938

	$56,364,661	$138,194,532	$155,662,382	$246,014,855	$120,313,938

Units outstanding	40,437,376	49,779,025	19,442,038	32,329,838	19,324,189

Portfolio shares held	5,636,466	11,632,536	5,806,131	13,844,393	6,770,621
Portfolio net asset value per share	$10.00	$11.88	$26.81	$17.77	$17.77
Investment in portfolio shares, at cost	$56,364,223	$132,303,129	$131,636,763	$217,792,159	$97,086,088

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$17,875	$9,261,190	$912,699	$4,642,784	$2,442,486

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	276,972	607,013	888,586	1,512,858	747,820
Reimbursement for excess expenses	0	(9,804)	(90,788)	(500,236)	(192,153)

NET EXPENSES	276,972	597,209	797,798	1,012,622	555,667

NET INVESTMENT INCOME (LOSS)	(259,097)	8,663,981	114,901	3,630,162	1,886,819

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	9,532,048	0	0	0
Realized gain (loss) on shares redeemed	0	28,786,827	1,005,090	1,002,535	1,007,565
Net change in unrealized gain (loss) on investments	0	(21,902,499)	17,443,702	24,225,351	9,019,065

NET GAIN (LOSS) ON INVESTMENTS	0	16,416,376	18,448,792	25,227,886	10,026,630

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(259,097)	$25,080,357	$18,563,693	$28,858,048	$11,913,449

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$1,212,629,967	$39,768,934	$23,598,471	$17,542,739	$11,996,901	$3,698,516	$26,196,215	$11,003,924

$1,212,629,967	$39,768,934	$23,598,471	$17,542,739	$11,996,901	$3,698,516	$26,196,215	$11,003,924

$1,212,629,967	$39,768,934	$23,598,471	$17,542,739	$11,996,901	$3,698,516	$26,196,215	$11,003,924

$1,212,629,967	$39,768,934	$23,598,471	$17,542,739	$11,996,901	$3,698,516	$26,196,215	$11,003,924

422,166,636	15,253,717	3,230,501	1,025,178	5,762,097	885,105	11,705,132	2,269,073

230,538,017	1,115,538	1,305,947	518,556	613,025	304,405	970,949	592,884
$5.26	$35.65	$18.07	$33.83	$19.57	$12.15	$26.98	$18.56
$1,163,243,611	$34,369,342	$24,722,173	$15,992,606	$11,450,542	$3,607,776	$21,219,413	$10,163,314

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$70,393,208	$655,651	$219,902	$85,895	$182,907	$76,454	$40,429	$63,967

3,460,459	182,858	116,444	109,161	57,380	22,116	125,210	62,654
0	0	0	0	0	0	0	0

3,460,459	182,858	116,444	109,161	57,380	22,116	125,210	62,654

66,932,749	472,793	103,458	(23,266)	125,527	54,338	(84,781)	1,313

0	115,939	0	1,478,889	0	117,293	0	532,850
407,799	283,697	(150,158)	240,533	(5,508)	13,196	301,252	33,825
58,459,326	4,459,999	2,999,874	(2,270,102)	1,643,930	(76,088)	3,342,461	927,981

58,867,125	4,859,635	2,849,716	(550,680)	1,638,422	54,401	3,643,713	1,494,656

$125,799,874	$5,332,428	$2,953,174	$(573,946)	$1,763,949	$108,739	$3,558,932	$1,495,969

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$136,028	$354,208	$96,129	$298,098	$268,426

Net Assets	$136,028	$354,208	$96,129	$298,098	$268,426

NET ASSETS, representing:
Accumulation units	$136,028	$354,208	$96,129	$298,098	$268,426

	$136,028	$354,208	$96,129	$298,098	$268,426

Units outstanding	127,851	416,405	120,229	139,545	269,553

Portfolio shares held	9,786	13,392	3,334	45,721	12,758
Portfolio net asset value per share	$13.90	$26.45	$28.83	$6.52	$21.04
Investment in portfolio shares, at cost	$136,029	$297,950	$67,388	$302,857	$243,726

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$1,639	$1,891	$0	$5,508	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1,156	2,466	923	2,556	2,282
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	1,156	2,466	923	2,556	2,282

NET INVESTMENT INCOME (LOSS)	483	(575)	(923)	2,952	(2,282)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	5,689	0	0	17,956
Realized gain (loss) on shares redeemed	(2,285)	1,923	5,197	(777)	1,818
Net change in unrealized gain (loss) on investments	22,058	45,101	11,336	33,352	5,211

NET GAIN (LOSS) ON INVESTMENTS	19,773	52,713	16,533	32,575	24,985

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,256	$52,138	$15,610	$35,527	$22,703

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Technology Fund

$8,147,982	$1,007,226	$9,943,757	$2,809,709	$3,284,915	$306,218	$54,947	$0

$8,147,982	$1,007,226	$9,943,757	$2,809,709	$3,284,915	$306,218	$54,947	$0

$8,147,982	$1,007,226	$9,943,757	$2,809,709	$3,284,915	$306,218	$54,947	$0

$8,147,982	$1,007,226	$9,943,757	$2,809,709	$3,284,915	$306,218	$54,947	$0

4,040,411	837,485	4,806,060	1,848,039	2,195,771	38,122	30,789	0

594,743	38,547	1,179,568	530,134	496,211	8,269	4,323	0
$13.70	$26.13	$8.43	$5.30	$6.62	$37.03	$12.71	$16.87
$6,767,647	$805,110	$8,475,277	$2,906,142	$3,752,946	$347,527	$49,969	$0

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Technology Fund
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$34,858	$4,311	$39,055	$15,983	$78,987	$1,638	$644	$0

19,464	2,411	24,126	7,719	10,272	260	105	1
0	0	0	0	0	0	0	0

19,464	2,411	24,126	7,719	10,272	260	105	1

15,394	1,900	14,929	8,264	68,715	1,378	539	(1)

0	16,584	672,894	0	0	27,244	0	0
86,445	17,823	119,662	(25,808)	(58,806)	(7,029)	66	2,018
1,026,910	117,659	626,498	514,726	449,975	11,987	5,137	(1,641)

1,113,355	152,066	1,419,054	488,918	391,169	32,202	5,203	377

$1,128,749	$153,966	$1,433,983	$497,182	$459,884	$33,580	$5,742	$376

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	M Large Cap Growth Fund	M International Equity Fund	M Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
ASSETS
Investment in the portfolios, at fair value	$40,597	$17,966	$45,497	$441,910	$339,507

Net Assets	$40,597	$17,966	$45,497	$441,910	$339,507

NET ASSETS, representing:
Accumulation units	$40,597	$17,966	$45,497	$441,910	$339,507

	$40,597	$17,966	$45,497	$441,910	$339,507

Units outstanding	2,283	1,109	2,742	27,542	23,848

Portfolio shares held	2,114	1,553	3,977	60,206	24,164
Portfolio net asset value per share	$19.20	$11.57	$11.44	$7.34	$14.05
Investment in portfolio shares, at cost	$34,034	$19,767	$39,499	$361,590	$315,869

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	M Large Cap Growth Fund	M International Equity Fund	M Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$18	$350	$372	$5,474	$3,947

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	0	0	0	374	480
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	0	0	0	374	480

NET INVESTMENT INCOME (LOSS)	18	350	372	5,100	3,467

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	989	(618)	466	8,866	1,823
Net change in unrealized gain (loss) on investments	5,160	3,648	6,022	34,084	19,794

NET GAIN (LOSS) ON INVESTMENTS	6,149	3,030	6,488	42,950	21,617

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,167	$3,380	$6,860	$48,050	$25,084

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
AST BlackRock Value Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio

$314,549	$178,396	$395,957	$245,189	$1,200,485	$131,895	$12,164	$212,304

$314,549	$178,396	$395,957	$245,189	$1,200,485	$131,895	$12,164	$212,304

$314,549	$178,396	$395,957	$245,189	$1,200,485	$131,895	$12,164	$212,304

$314,549	$178,396	$395,957	$245,189	$1,200,485	$131,895	$12,164	$212,304

25,505	12,617	26,521	14,206	106,295	9,560	741	15,446

33,006	18,525	26,539	46,703	56,202	11,808	498	20,067
$9.53	$9.63	$14.92	$5.25	$21.36	$11.17	$24.41	$10.58
$282,637	$163,643	$320,482	$220,503	$1,057,562	$107,123	$9,683	$211,903

SUBACCOUNTS (Continued)
AST BlackRock Value Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$3,307	$0	$1,571	$0	$4,905	$0	$0	$1,643

290	158	342	241	2,527	117	14	174
0	0	0	0	0	0	0	0

290	158	342	241	2,527	117	14	174

3,017	(158)	1,229	(241)	2,378	(117)	(14)	1,469

0	0	0	23,971	0	0	0	4,030
5,132	1,609	7,127	26,218	14,989	2,050	650	376
27,821	24,645	48,538	1,331	105,770	15,523	1,000	1,028

32,953	26,254	55,665	51,520	120,759	17,573	1,650	5,434

$35,970	$26,096	$56,894	$51,279	$123,137	$17,456	$1,636	$6,903

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Capital Appreciation Fund
ASSETS
Investment in the portfolios, at fair value	$703,811	$119,472	$374,293	$170,547	$28,941

Net Assets	$703,811	$119,472	$374,293	$170,547	$28,941

NET ASSETS, representing:
Accumulation units	$703,811	$119,472	$374,293	$170,547	$28,941

	$703,811	$119,472	$374,293	$170,547	$28,941

Units outstanding	49,655	7,261	27,974	11,695	1,433

Portfolio shares held	35,726	10,065	16,860	15,241	1,238
Portfolio net asset value per share	$19.70	$11.87	$22.20	$11.19	$23.38
Investment in portfolio shares, at cost	$748,641	$101,158	$329,156	$168,173	$27,522

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Capital Appreciation Fund
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$3,029	$1,267	$6,008	$3,547	$90

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	670	105	313	151	0
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	670	105	313	151	0

NET INVESTMENT INCOME (LOSS)	2,359	1,162	5,695	3,396	90

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	2,468	1,818
Realized gain (loss) on shares redeemed	(7,155)	2,067	1,544	97	207
Net change in unrealized gain (loss) on investments	34,330	17,847	55,944	1,673	2,196

NET GAIN (LOSS) ON INVESTMENTS	27,175	19,914	57,488	4,238	4,221

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,534	$21,076	$63,183	$7,634	$4,311

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
American Century VP Mid Cap Value Fund – Class 1 Shares	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	MFS® Utilities Series – Initial Class	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares

$95,909	$2,823,693	$2,226,102	$3,308	$511,386	$41,080	$179,142	$4,655

$95,909	$2,823,693	$2,226,102	$3,308	$511,386	$41,080	$179,142	$4,655

$95,909	$2,823,693	$2,226,102	$3,308	$511,386	$41,080	$179,142	$4,655

$95,909	$2,823,693	$2,226,102	$3,308	$511,386	$41,080	$179,142	$4,655

6,995	305,177	162,459	278	46,212	3,419	15,307	428

6,574	198,852	98,239	100	32,102	2,337	6,488	292
$14.59	$14.20	$22.66	$33.01	$15.93	$17.58	$27.61	$15.92
$84,336	$2,845,238	$1,683,611	$3,002	$461,479	$35,928	$154,942	$4,040

SUBACCOUNTS (Continued)
American Century VP Mid Cap Value Fund – Class 1 Shares	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	MFS® Utilities Series – Initial Class	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$1,641	$90,119	$0	$14	$0	$256	$10,483	$5

79	5,571	4,815	3	435	35	150	6
0	0	0	0	0	0	0	0

79	5,571	4,815	3	435	35	150	6

1,562	84,548	(4,815)	11	(435)	221	10,333	(1)

3,789	0	0	0	13,917	0	0	0
790	(12,265)	28,848	41	19,059	401	1,366	359
5,353	326,133	195,763	144	17,067	4,395	7,399	171

9,932	313,868	224,611	185	50,043	4,796	8,765	530

$11,494	$398,416	$219,796	$196	$49,608	$5,017	$19,098	$529

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,777,861	$151,031	$9,708,308	$606,600	$8,182,488

Net Assets	$1,777,861	$151,031	$9,708,308	$606,600	$8,182,488

NET ASSETS, representing:
Accumulation units	$1,777,861	$151,031	$9,708,308	$606,600	$8,182,488

	$1,777,861	$151,031	$9,708,308	$606,600	$8,182,488

Units outstanding	139,265	10,026	809,730	38,141	655,285

Portfolio shares held	124,239	10,921	775,424	31,809	822,361
Portfolio net asset value per share	$14.31	$13.83	$12.52	$19.07	$9.95
Investment in portfolio shares, at cost	$1,402,999	$145,082	$9,192,826	$565,666	$6,958,506

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$0	$2,483	$244,585	$6,140	$22,691

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	4,297	296	22,018	1,090	15,268
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	4,297	296	22,018	1,090	15,268

NET INVESTMENT INCOME (LOSS)	(4,297)	2,187	222,567	5,050	7,423

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	97,891	3,893	0
Realized gain (loss) on shares redeemed	34,061	298	20,961	5,046	94,166
Net change in unrealized gain (loss) on investments	226,339	9,505	436,325	37,965	679,761

NET GAIN (LOSS) ON INVESTMENTS	260,400	9,803	555,177	46,904	773,927

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$256,103	$11,990	$777,744	$51,954	$781,350

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST CLS Moderate Asset Allocation Portfolio	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares

$14,459,998	$4,284,435	$111,338	$202,216	$341,278	$470,593	$266,022	$22,381

$14,459,998	$4,284,435	$111,338	$202,216	$341,278	$470,593	$266,022	$22,381

$14,459,998	$4,284,435	$111,338	$202,216	$341,278	$470,593	$266,022	$22,381

$14,459,998	$4,284,435	$111,338	$202,216	$341,278	$470,593	$266,022	$22,381

1,151,703	349,694	7,221	13,022	20,991	29,060	18,153	1,797

1,232,736	355,555	10,884	19,786	28,252	39,712	26,055	1,430
$11.73	$12.05	$10.23	$10.22	$12.08	$11.85	$10.21	$15.65
$12,734,708	$3,959,207	$105,885	$192,212	$318,134	$437,619	$255,641	$15,018

SUBACCOUNTS (Continued)
AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST CLS Moderate Asset Allocation Portfolio	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$137,721	$45,544	$1,689	$2,101	$3,350	$1,827	$910	$40

30,721	11,432	210	367	600	818	451	20
0	0	0	0	0	0	0	0

30,721	11,432	210	367	600	818	451	20

107,000	34,112	1,479	1,734	2,750	1,009	459	20

440,846	236,075	0	0	886	1,812	4,288	0
122,927	16,959	1,061	945	1,051	5,322	1,040	563
861,894	92,309	5,904	13,486	23,525	35,451	10,397	2,797

1,425,667	345,343	6,965	14,431	25,462	42,585	15,725	3,360

$1,532,667	$379,455	$8,444	$16,165	$28,212	$43,594	$16,184	$3,380

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio	TOPS Growth ETF Portfolio
ASSETS
Investment in the portfolios, at fair value	$26,374,981	$9,515	$801	$156	$11,515

Net Assets	$26,374,981	$9,515	$801	$156	$11,515

NET ASSETS, representing:
Accumulation units	$26,374,981	$9,515	$801	$156	$11,515

	$26,374,981	$9,515	$801	$156	$11,515

Units outstanding	2,550,789	768	69	14	874

Portfolio shares held	2,555,715	943	75	14	1,040
Portfolio net asset value per share	$10.32	$10.09	$10.69	$10.88	$11.07
Investment in portfolio shares, at cost	$25,414,596	$9,145	$773	$154	$10,784

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio	TOPS Growth ETF Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$122,231	$7	$0	$0	$11

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	47,012	4	0	0	6
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	47,012	4	0	0	6

NET INVESTMENT INCOME (LOSS)	75,219	3	0	0	5

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	23
Realized gain (loss) on shares redeemed	10,820	52	14	1	211
Net change in unrealized gain (loss) on investments	2,665,753	365	28	2	665

NET GAIN (LOSS) ON INVESTMENTS	2,676,573	417	42	3	899

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,751,792	$420	$42	$3	$904

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
TOPS Moderate Growth ETF Portfolio	TOPS Protected Balanced ETF Portfolio	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio

$9,577	$22,162	$77,147	$39,645

$9,577	$22,162	$77,147	$39,645

$9,577	$22,162	$77,147	$39,645

$9,577	$22,162	$77,147	$39,645

807	2,046	7,126	3,647

914	2,069	7,571	3,716
$10.48	$10.71	$10.19	$10.67
$8,906	$21,373	$74,540	$38,303

SUBACCOUNTS (Continued)
TOPS Moderate Growth ETF Portfolio	TOPS Protected Balanced ETF Portfolio	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$20	$13	$22	$21

7	28	75	39
0	0	0	0

7	28	75	39

13	(15)	(53)	(18)

0	0	0	0
148	155	292	208
678	764	2,558	1,207

826	919	2,850	1,415

$839	$904	$2,797	$1,397

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(259,097)	$(442,933)	$8,663,981	$17,588,086	$114,901	$275,912
Capital gains distributions received	0	0	9,532,048	9,886,286	0	0
Realized gain (loss) on shares redeemed	0	0	28,786,827	724,914	1,005,090	652,186
Net change in unrealized gain (loss) on investments	0	0	(21,902,499)	1,889,825	17,443,702	(6,783,721)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(259,097)	(442,933)	25,080,357	30,089,111	18,563,693	(5,855,623)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,673,377	19,559,361	1,953,370	1,985,131	5,327,079	5,643,304
Policy loans	(235,788)	(170,794)	(790,695)	(758,592)	(2,732,875)	(2,763,850)
Policy loan repayments and interest	167,587	285,394	499,290	527,796	3,281,739	3,525,128
Surrenders, withdrawals and death benefits	(5,363,441)	(62,795,253)	(1,234,065)	(1,041,000)	(4,980,062)	(4,729,795)
Net transfers between other subaccounts or fixed rate option	(100,399,510)	(28,839,835)	(322,334,685)	559,368	(3,011,078)	(2,627,355)
Withdrawal and other charges	(2,296,493)	(2,686,253)	(4,853,016)	(8,515,991)	(4,038,604)	(4,125,321)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(92,454,268)	(74,647,380)	(326,759,801)	(7,243,288)	(6,153,801)	(5,077,889)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(92,713,365)	(75,090,313)	(301,679,444)	22,845,823	12,409,892	(10,933,512)

NET ASSETS
Beginning of period	149,078,026	224,168,339	439,873,976	417,028,153	143,252,490	154,186,002

End of period	$56,364,661	$149,078,026	$138,194,532	$439,873,976	$155,662,382	$143,252,490

Beginning units	110,815,796	158,506,805	193,012,650	196,379,651	19,935,871	20,307,276

Units issued	10,215,780	13,585,128	41,864,025	1,117,437	1,601,578	1,758,669
Units redeemed	(80,594,200)	(61,276,137)	(185,097,650)	(4,484,438)	(2,095,411)	(2,130,074)

Ending units	40,437,376	110,815,796	49,779,025	193,012,650	19,442,038	19,935,871

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$3,630,162	$3,500,922	$1,886,819	$2,029,787	$66,932,749	$47,859,595	$472,793	$402,150
0	0	0	0	0	0	115,939	0
1,002,535	135,432	1,007,565	705,501	407,799	50,708	283,697	170,500
24,225,351	5,093,800	9,019,065	1,843,049	58,459,326	(17,327,413)	4,459,999	11,273

28,858,048	8,730,154	11,913,449	4,578,337	125,799,874	30,582,890	5,332,428	583,923

8,565,293	9,142,135	4,416,239	4,648,664	954,004	823,169	2,391,166	2,543,170
(3,750,762)	(3,716,529)	(1,593,929)	(1,573,161)	(278,751)	(293,561)	(1,149,329)	(709,871)
4,166,719	4,963,706	1,873,055	1,959,219	289,946	149,535	463,914	436,898
(6,788,737)	(7,883,930)	(3,339,896)	(3,924,476)	(645,120)	(1,634,100)	(1,283,348)	(1,207,718)
(5,099,352)	(3,355,733)	(2,238,341)	(2,215,663)	416,289,931	(2,437,032)	(71,801)	(279,404)
(6,700,985)	(6,755,012)	(3,441,609)	(3,475,858)	(9,742,409)	(4,747,034)	(1,254,987)	(1,255,015)

(9,607,824)	(7,605,363)	(4,324,481)	(4,581,275)	406,867,601	(8,139,023)	(904,385)	(471,940)

19,250,224	1,124,791	7,588,968	(2,938)	532,667,475	22,443,867	4,428,043	111,983

226,764,631	225,639,840	112,724,970	112,727,908	679,962,492	657,518,625	35,340,891	35,228,908

$246,014,855	$226,764,631	$120,313,938	$112,724,970	$1,212,629,967	$679,962,492	$39,768,934	$35,340,891

33,600,948	34,700,743	20,045,717	20,849,119	234,169,579	237,118,177	15,240,768	15,319,108

1,844,704	2,152,739	1,161,057	1,242,282	192,925,047	635,742	1,761,973	2,233,316
(3,115,814)	(3,252,534)	(1,882,585)	(2,045,684)	(4,927,990)	(3,584,340)	(1,749,024)	(2,311,656)

32,329,838	33,600,948	19,324,189	20,045,717	422,166,636	234,169,579	15,253,717	15,240,768

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$103,458	$112,723	$(23,266)	$(93,785)	$125,527	$119,334
Capital gains distributions received	0	0	1,478,889	0	0	0
Realized gain (loss) on shares redeemed	(150,158)	(140,244)	240,533	846,304	(5,508)	(22,720)
Net change in unrealized gain (loss) on investments	2,999,874	(1,347,909)	(2,270,102)	(5,626,823)	1,643,930	(956,214)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,953,174	(1,375,430)	(573,946)	(4,874,304)	1,763,949	(859,600)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,150,190	1,255,174	563,532	578,254	706,977	760,522
Policy loans	(393,297)	(319,371)	(435,640)	(381,365)	(181,150)	(193,678)
Policy loan repayments and interest	303,351	275,509	452,762	380,421	120,334	157,002
Surrenders, withdrawals and death benefits	(657,450)	(647,449)	(587,038)	(958,137)	(374,833)	(383,540)
Net transfers between other subaccounts or fixed rate option	(374,631)	(200,067)	(775,723)	(694,095)	(252,530)	(150,001)
Withdrawal and other charges	(662,311)	(689,521)	(449,203)	(475,055)	(368,955)	(387,582)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(634,148)	(325,725)	(1,231,310)	(1,549,977)	(350,157)	(197,277)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,319,026	(1,701,155)	(1,805,256)	(6,424,281)	1,413,792	(1,056,877)

NET ASSETS
Beginning of period	21,279,445	22,980,600	19,347,995	25,772,276	10,583,109	11,639,986

End of period	$23,598,471	$21,279,445	$17,542,739	$19,347,995	$11,996,901	$10,583,109

Beginning units	3,307,570	3,356,609	1,083,067	1,151,437	5,897,804	5,997,821

Units issued	211,080	222,892	139,418	141,954	581,235	661,463
Units redeemed	(288,149)	(271,931)	(197,307)	(210,324)	(716,942)	(761,480)

Ending units	3,230,501	3,307,570	1,025,178	1,083,067	5,762,097	5,897,804

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$54,338	$65,493	$(84,781)	$(45,207)	$1,313	$20,610	$483	$963
117,293	71,464	0	0	532,850	132,190	0	0
13,196	9,970	301,252	155,887	33,825	(4,473)	(2,285)	(1,424)
(76,088)	89,143	3,342,461	(149,402)	927,981	(164,212)	22,058	(19,673)

108,739	236,070	3,558,932	(38,722)	1,495,969	(15,885)	20,256	(20,134)

125,482	126,166	1,710,027	1,770,016	337,130	330,680	4,474	5,178
(33,256)	(65,586)	(574,441)	(564,563)	(196,549)	(128,136)	(1,380)	(9,561)
74,142	55,146	442,969	449,439	172,290	225,874	406	132
(121,285)	(116,409)	(953,765)	(876,851)	(311,623)	(347,009)	(13,455)	(23,567)
(42,394)	63,026	79,842	(312,826)	(98,525)	12,760	6,078	0
(99,797)	(97,168)	(893,908)	(899,291)	(250,646)	(237,564)	(5,321)	(5,863)

(97,108)	(34,825)	(189,276)	(434,076)	(347,923)	(143,395)	(9,198)	(33,681)

11,631	201,245	3,369,656	(472,798)	1,148,046	(159,280)	11,058	(53,815)

3,686,885	3,485,640	22,826,559	23,299,357	9,855,878	10,015,158	124,970	178,785

$3,698,516	$3,686,885	$26,196,215	$22,826,559	$11,003,924	$9,855,878	$136,028	$124,970

908,874	919,308	11,703,412	11,844,406	2,354,082	2,397,307	136,231	163,313

90,456	116,476	1,437,848	1,386,156	163,170	210,961	10,890	5,134
(114,225)	(126,910)	(1,436,128)	(1,527,150)	(248,179)	(254,186)	(19,270)	(32,216)

885,105	908,874	11,705,132	11,703,412	2,269,073	2,354,082	127,851	136,231

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS® Growth Series – Initial Class		American Century VP Value Fund
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(575)	$(523)	$(923)	$(663)	$2,952	$2,934
Capital gains distributions received	5,689	0	0	0	0	0
Realized gain (loss) on shares redeemed	1,923	1,993	5,197	249	(777)	(918)
Net change in unrealized gain (loss) on investments	45,101	(24,240)	11,336	(783)	33,352	(1,853)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,138	(22,770)	15,610	(1,197)	35,527	163

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,951	20,285	1,784	1,599	5,570	5,312
Policy loans	0	0	(15,857)	0	0	0
Policy loan repayments and interest	0	0	103	0	0	0
Surrenders, withdrawals and death benefits	(2,967)	(62,095)	0	0	(6,421)	0
Net transfers between other subaccounts or fixed rate option	0	0	1,007	2,890	10,565	6,589
Withdrawal and other charges	(10,027)	(8,569)	(655)	(631)	(6,051)	(5,315)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,957	(50,379)	(13,618)	3,858	3,663	6,586

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,095	(73,149)	1,992	2,661	39,190	6,749

NET ASSETS
Beginning of period	296,113	369,262	94,137	91,476	258,908	252,159

End of period	$354,208	$296,113	$96,129	$94,137	$298,098	$258,908

Beginning units	410,021	484,675	136,972	131,469	137,620	134,184

Units issued	22,190	26,564	3,838	6,384	8,162	6,288
Units redeemed	(15,806)	(101,218)	(20,581)	(881)	(6,237)	(2,852)

Ending units	416,405	410,021	120,229	136,972	139,545	137,620

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2		Prudential SP Small Cap Value Portfolio		Janus Aspen Janus Portfolio – Service Shares		Prudential SP Prudential U.S. Emerging Growth Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$(2,282)	$(2,064)	$15,394	$30,498	$1,900	$1,740	$14,929	$28,340
17,956	0	0	0	16,584	0	672,894	72,050
1,818	6,022	86,445	27,342	17,823	15,172	119,662	73,621
5,211	(16,386)	1,026,910	(276,895)	117,659	(70,912)	626,498	(11,343)

22,703	(12,428)	1,128,749	(219,055)	153,966	(54,000)	1,433,983	162,668

24,050	23,374	885,560	940,954	118,346	126,940	1,018,392	1,145,240
(1,535)	(10,072)	(198,545)	(224,011)	(18,635)	(66,289)	(223,639)	(268,020)
406	132	54,785	39,422	8,325	7,728	60,624	53,884
(8,249)	(24,646)	(425,636)	(229,597)	(48,847)	(29,249)	(501,522)	(308,995)
4,356	2,651	(71,416)	(13,297)	(13,513)	(18,035)	(9,030)	8,333
(7,171)	(7,852)	(376,498)	(391,754)	(41,301)	(41,304)	(443,511)	(468,475)

11,857	(16,413)	(131,750)	121,717	4,375	(20,209)	(98,686)	161,967

34,560	(28,841)	996,999	(97,338)	158,341	(74,209)	1,335,297	324,635

233,866	262,707	7,150,983	7,248,321	848,885	923,094	8,608,460	8,283,825

$268,426	$233,866	$8,147,982	$7,150,983	$1,007,226	$848,885	$9,943,757	$8,608,460

257,437	271,179	4,103,041	4,028,346	832,771	853,137	4,844,230	4,760,484

29,372	29,344	520,935	603,597	116,770	132,369	581,035	715,838
(17,256)	(43,086)	(583,565)	(528,902)	(112,056)	(152,735)	(619,205)	(632,092)

269,553	257,437	4,040,411	4,103,041	837,485	832,771	4,806,060	4,844,230

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio		Janus Aspen Overseas Portfolio – Service Shares
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$8,264	$24,362	$68,715	$65,172	$1,378	$731
Capital gains distributions received	0	0	0	0	27,244	2,564
Realized gain (loss) on shares redeemed	(25,808)	(35,539)	(58,806)	(56,327)	(7,029)	(2,633)
Net change in unrealized gain (loss) on investments	514,726	(376,417)	449,975	(428,347)	11,987	(98,166)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	497,182	(387,594)	459,884	(419,502)	33,580	(97,504)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	378,658	402,155	387,684	370,096	99,054	101,533
Policy loans	(73,755)	(83,448)	(52,658)	(64,257)	(142)	(899)
Policy loan repayments and interest	20,927	12,650	20,962	11,305	136	1,573
Surrenders, withdrawals and death benefits	(97,072)	(111,239)	(128,411)	(138,472)	(3,483)	(5,192)
Net transfers between other subaccounts or fixed rate option	20,932	17,147	11,106	22,703	(7,490)	43,291
Withdrawal and other charges	(149,310)	(160,415)	(141,896)	(169,599)	(39,037)	(37,827)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	100,380	76,850	96,787	31,776	49,038	102,479

TOTAL INCREASE (DECREASE) IN NET ASSETS	597,562	(310,744)	556,671	(387,726)	82,618	4,975

NET ASSETS
Beginning of period	2,212,147	2,522,891	2,728,244	3,115,970	223,600	218,625

End of period	$2,809,709	$2,212,147	$3,284,915	$2,728,244	$306,218	$223,600

Beginning units	1,776,511	1,718,765	2,123,854	2,099,445	31,474	20,802

Units issued	319,966	435,767	337,267	357,713	15,024	17,882
Units redeemed	(248,438)	(378,021)	(265,350)	(333,304)	(8,376)	(7,210)

Ending units	1,848,039	1,776,511	2,195,771	2,123,854	38,122	31,474

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
Goldman Sachs Structured Small Cap Equity Fund		Invesco V.I. Technology Fund		M Large Cap Growth Fund		M International Equity Fund
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$539	$307	$(1)	$(20)	$18	$0	$350	$620
0	0	0	0	0	0	0	0
66	154	2,018	8,730	989	637	(618)	(758)
5,137	(23)	(1,641)	(8,199)	5,160	(1,386)	3,648	(2,738)

5,742	438	376	511	6,167	(749)	3,380	(2,876)

4,630	4,534	669	0	12,245	12,240	0	4
0	0	(1,534)	(9,818)	(3,600)	(1,331)	(1)	(154)
0	0	406	132	2,715	2,565	0	0
(1,902)	(1,962)	(8,123)	(24,716)	0	0	0	0
0	0	0	0	0	0	0	0
(953)	(916)	(1,506)	(2,623)	(8,031)	(8,416)	(3,317)	(6,846)

1,775	1,656	(10,088)	(37,025)	3,329	5,058	(3,318)	(6,996)

7,517	2,094	(9,712)	(36,514)	9,496	4,309	62	(9,872)

47,430	45,336	9,712	46,226	31,101	26,792	17,904	27,776

$54,947	$47,430	$0	$9,712	$40,597	$31,101	$17,966	$17,904

29,927	28,741	29,116	131,357	2,086	1,783	1,334	1,789

2,577	2,908	2,910	384	904	950	0	0
(1,715)	(1,722)	(32,026)	(102,625)	(707)	(647)	(225)	(455)

30,789	29,927	0	29,116	2,283	2,086	1,109	1,334

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	M Business Opportunity Value Fund		AST Cohen & Steers Realty Portfolio		AST J.P. Morgan Strategic Opportunities Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$372	$147	$5,100	$1,282	$3,467	$803
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	466	382	8,866	7,031	1,823	748
Net change in unrealized gain (loss) on investments	6,022	(2,608)	34,084	5,810	19,794	(2,163)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,860	(2,079)	48,050	14,123	25,084	(612)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,060	12,055	163,696	78,552	209,835	123,089
Policy loans	0	0	(14,066)	(2,457)	(967)	(36)
Policy loan repayments and interest	0	0	400	1,386	12	6
Surrenders, withdrawals and death benefits	0	0	(15,983)	(15,034)	(5,888)	(1,173)
Net transfers between other subaccounts or fixed rate option	0		37,382	33,163	32,712	46,162
Withdrawal and other charges	(6,758)	(9,213)	(44,871)	(41,783)	(106,168)	(62,687)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,302	2,842	126,558	53,827	129,536	105,361

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,162	763	174,608	67,950	154,620	104,749

NET ASSETS
Beginning of period	33,335	32,572	267,302	199,352	184,887	80,138

End of period	$45,497	$33,335	$441,910	$267,302	$339,507	$184,887

Beginning units	2,356	2,208	19,198	15,246	14,376	6,271

Units issued	827	783	12,312	8,696	17,406	12,680
Units redeemed	(441)	(635)	(3,968)	(4,744)	(7,934)	(4,575)

Ending units	2,742	2,356	27,542	19,198	23,848	14,376

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
AST BlackRock Value Portfolio		AST Federated Aggressive Growth Portfolio		AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$3,017	$1,389	$(158)	$323	$1,229	$1,249	$(241)	$(233)
0	0	0	0	0	0	23,971	10,834
5,132	2,123	1,609	1,605	7,127	7,565	26,218	5,379
27,821	(5,244)	24,645	(24,907)	48,538	(26,678)	1,331	(20,664)

35,970	(1,732)	26,096	(22,979)	56,894	(17,864)	51,279	(4,684)

98,575	91,868	67,100	43,327	114,989	103,225	71,318	75,229
(24,446)	(6,923)	(2,330)	(238)	(17,873)	(6,461)	(52,492)	(4,891)
3,862	556	20	6	2,499	1,796	250	96
(20,989)	(18,978)	(1,540)	(5,649)	(12,241)	(15,638)	(10,949)	(8,381)
16,572	6,551	(915)	62,258	5,446	4,505	(41,524)	48,363
(44,746)	(44,862)	(35,695)	(27,070)	(51,457)	(60,125)	(44,531)	(44,128)

28,828	28,212	26,640	72,634	41,363	27,302	(77,928)	66,288

64,798	26,480	52,736	49,655	98,257	9,438	(26,649)	61,604

249,751	223,271	125,660	76,005	297,700	288,262	271,838	210,234

$314,549	$249,751	$178,396	$125,660	$395,957	$297,700	$245,189	$271,838

22,942	20,388	10,661	5,597	23,538	21,408	18,821	14,108

10,850	9,224	5,479	8,042	8,199	9,130	5,862	8,931
(8,287)	(6,670)	(3,523)	(2,978)	(5,216)	(7,000)	(10,477)	(4,218)

25,505	22,942	12,617	10,661	26,521	23,538	14,206	18,821

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio		AST Neuberger Berman Mid-Cap Growth Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$2,378	$487	$(117)	$229	$(14)	$(16)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	14,989	10,300	2,050	2,379	650	1,226
Net change in unrealized gain (loss) on investments	105,770	(21,992)	15,523	(3,365)	1,000	(771)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	123,137	(11,205)	17,456	(757)	1,636	439

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	217,463	212,002	40,813	34,545	0	0
Policy loans	(22,805)	(15,221)	(1,342)	(1,669)	(4)	(18)
Policy loan repayments and interest	4,413	2,882	127	153	0	0
Surrenders, withdrawals and death benefits	(70,191)	(63,250)	(2,913)	(4,215)	(1,814)	(1,464)
Net transfers between other subaccounts or fixed rate option	36,104	23,791	2,485	(1,207)	(819)	(7,322)
Withdrawal and other charges	(94,669)	(98,127)	(24,068)	(22,286)	(890)	(1,904)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	70,315	62,077	15,102	5,321	(3,527)	(10,708)

TOTAL INCREASE (DECREASE) IN NET ASSETS	193,452	50,872	32,558	4,564	(1,891)	(10,269)

NET ASSETS
Beginning of period	1,007,033	956,161	99,337	94,773	14,055	24,324

End of period	$1,200,485	$1,007,033	$131,895	$99,337	$12,164	$14,055

Beginning units	100,414	94,463	8,422	7,979	961	1,690

Units issued	23,449	24,281	3,357	3,094	0	0
Units redeemed	(17,568)	(18,330)	(2,219)	(2,651)	(220)	(729)

Ending units	106,295	100,414	9,560	8,422	741	961

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio		AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$1,469	$1,182	$2,359	$3,140	$1,162	$255	$5,695	$2,834
4,030	2,437	0	0	0	0	0	0
376	(3)	(7,155)	1,120	2,067	463	1,544	3,326
1,028	(651)	34,330	(116,869)	17,847	(3,886)	55,944	(30,794)

6,903	2,965	29,534	(112,609)	21,076	(3,168)	63,183	(24,634)

49,596	51,589	231,075	246,692	26,866	31,784	107,836	96,983
(807)	(3)	(14,386)	(10,287)	(1,804)	(3)	(3,470)	(8,887)
17	4	3,635	509	34	8	590	268
(68,273)	(1,614)	(46,974)	(27,096)	(3,173)	(879)	(14,451)	(23,346)
64,822	81,917	(53,373)	(6,831)	7,019	11,363	18,092	3,949
(26,347)	(23,403)	(104,297)	(135,633)	(15,623)	(15,142)	(51,266)	(52,561)

19,008	108,490	15,680	67,354	13,319	27,131	57,331	16,406

25,911	111,455	45,214	(45,255)	34,395	23,963	120,514	(8,228)

186,393	74,938	658,597	703,852	85,077	61,114	253,779	262,007

$212,304	$186,393	$703,811	$658,597	$119,472	$85,077	$374,293	$253,779

14,183	5,824	48,098	43,691	6,357	4,419	23,100	21,645

8,507	10,584	17,499	17,576	3,078	3,120	10,723	9,395
(7,244)	(2,225)	(15,942)	(13,169)	(2,174)	(1,182)	(5,849)	(7,940)

15,446	14,183	49,655	48,098	7,261	6,357	27,974	23,100

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	AST T. Rowe Price Global Bond Portfolio		M Capital Appreciation Fund		American Century VP Mid Cap Value Fund – Class 1 Shares
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$3,396	$2,757	$90	$0	$1,562	$714
Capital gains distributions received	2,468	804	1,818	2,334	3,789	1,251
Realized gain (loss) on shares redeemed	97	294	207	1,170	790	1,428
Net change in unrealized gain (loss) on investments	1,673	28	2,196	(5,703)	5,353	(3,214)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,634	3,883	4,311	(2,199)	11,494	179

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	48,881	47,709	8,613	8,606	28,063	23,524
Policy loans	(1,210)	(1,154)	0	0	(70)	(24)
Policy loan repayments and interest	141	26	0	0	1	12
Surrenders, withdrawals and death benefits	(4,238)	(7,391)	0	0	(448)	(3,565)
Net transfers between other subaccounts or fixed rate option	15,667	13,949	0	0	6,036	7,132
Withdrawal and other charges	(28,031)	(29,635)	(4,424)	(6,585)	(14,032)	(10,356)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	31,210	23,504	4,189	2,021	19,550	16,723

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,844	27,387	8,500	(178)	31,044	16,902

NET ASSETS
Beginning of period	131,703	104,316	20,441	20,619	64,865	47,963

End of period	$170,547	$131,703	$28,941	$20,441	$95,909	$64,865

Beginning units	9,494	7,822	1,189	1,113	5,498	4,033

Units issued	4,610	4,472	480	434	2,840	2,842
Units redeemed	(2,409)	(2,800)	(236)	(358)	(1,343)	(1,377)

Ending units	11,695	9,494	1,433	1,189	6,995	5,498

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
AST Large-Cap Value Portfolio		AST Small-Cap Growth Portfolio		The Dreyfus Socially Responsible Growth Fund – Service Shares		Prudential Jennison 20/20 Focus Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$84,548	$24,671	$(4,815)	$(4,351)	$11	$8	$(435)	$(62)
0	0	0	0	0	0	13,917	0
(12,265)	(29,796)	28,848	48,806	41	35	19,059	25,506
326,133	(98,312)	195,763	(81,077)	144	(39)	17,067	(41,959)

398,416	(103,437)	219,796	(36,622)	196	4	49,608	(16,515)

399,268	447,314	246,505	239,689	1,269	955	192,841	180,107
(61,158)	(70,844)	(36,542)	(82,729)	0	0	(624)	(315)
14,062	11,753	11,759	15,463	0	0	26	1,039
(89,567)	(117,168)	(44,729)	(83,049)	0	(8)	(25,641)	(57,084)
(42,512)	22,600	123,199	85,153	743	9	2,924	(2,738)
(160,547)	(173,508)	(110,610)	(115,690)	(609)	(408)	(92,369)	(81,463)

59,546	120,147	189,582	58,837	1,403	548	77,157	39,546

457,962	16,710	409,378	22,215	1,599	552	126,765	23,031

2,365,731	2,349,021	1,816,724	1,794,509	1,709	1,157	384,621	361,590

$2,823,693	$2,365,731	$2,226,102	$1,816,724	$3,308	$1,709	$511,386	$384,621

298,226	283,147	148,419	144,827	161	109	38,554	34,700

51,063	67,065	31,786	32,683	178	90	24,345	23,677
(44,112)	(51,986)	(17,746)	(29,091)	(61)	(38)	(16,687)	(19,823)

305,177	298,226	162,459	148,419	278	161	46,212	38,554

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares		MFS® Utilities Series – Initial Class		Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$221	$62	$10,333	$3,342	$(1)	$9
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	401	326	1,366	1,677	359	138
Net change in unrealized gain (loss) on investments	4,395	(802)	7,399	1,658	171	(353)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,017	(414)	19,098	6,677	529	(206)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,912	7,456	49,553	30,905	2,059	1,886
Policy loans	(259)	(37)	(56)	(28)	(1,604)	0
Policy loan repayments and interest	4	3	6	3	14	0
Surrenders, withdrawals and death benefits	(19)	(132)	(68)	(552)	(800)	(7)
Net transfers between other subaccounts or fixed rate option	2,865	15,020	12,938	19,029	74	247
Withdrawal and other charges	(6,075)	(4,229)	(26,082)	(18,729)	(1,676)	(1,681)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,428	18,081	36,291	30,628	(1,933)	445

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,445	17,667	55,389	37,305	(1,404)	239

NET ASSETS
Beginning of period	27,635	9,968	123,753	86,448	6,059	5,820

End of period	$41,080	$27,635	$179,142	$123,753	$4,655	$6,059

Beginning units	2,669	947	11,988	8,933	617	573

Units issued	1,516	2,297	5,913	5,372	205	210
Units redeemed	(766)	(575)	(2,594)	(2,317)	(394)	(166)

Ending units	3,419	2,669	15,307	11,988	428	617

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
AST T. Rowe Price Large-Cap Growth Portfolio		AST Schroders Multi-Asset World Strategies Portfolio		AST PIMCO Total Return Bond Portfolio		AST T. Rowe Price Asset Allocation Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$(4,297)	$(3,821)	$2,187	$371	$222,567	$127,241	$5,050	$602
0	0	0	284	97,891	287,337	3,893	0
34,061	35,336	298	(58)	20,961	8,347	5,046	509
226,339	(58,392)	9,505	(4,340)	436,325	(183,406)	37,965	347

256,103	(26,877)	11,990	(3,743)	777,744	239,519	51,954	1,458

261,476	223,299	94,433	74,498	1,190,164	1,043,783	399,962	133,693
(49,692)	(45,743)	(198)	0	(132,624)	(169,523)	(1,506)	0
14,978	10,499	1	0	31,690	33,107	5	0
(71,174)	(68,802)	(6,019)	0	(271,762)	(317,149)	(5,510)	(21)
11,055	37,019	6,065	40,569	23,805	25,299	59,685	191,242
(107,945)	(99,826)	(47,896)	(33,646)	(451,608)	(474,124)	(185,807)	(72,198)

58,698	56,446	46,386	81,421	389,665	141,393	266,829	252,716

314,801	29,569	58,376	77,678	1,167,409	380,912	318,783	254,174

1,463,060	1,433,491	92,655	14,977	8,540,899	8,159,987	287,817	33,643

$1,777,861	$1,463,060	$151,031	$92,655	$9,708,308	$8,540,899	$606,600	$287,817

134,428	129,154	6,819	1,062	777,010	764,078	20,488	2,436

27,787	35,694	7,028	8,174	118,902	109,050	31,229	23,282
(22,950)	(30,420)	(3,821)	(2,417)	(86,182)	(96,118)	(13,576)	(5,230)

139,265	134,428	10,026	6,819	809,730	777,010	38,141	20,488

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio		AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$7,423	$7,280	$107,000	$43,950	$34,112	$21,877
Capital gains distributions received	0	0	440,846	0	236,075	0
Realized gain (loss) on shares redeemed	94,166	69,428	122,927	96,659	16,959	17,175
Net change in unrealized gain (loss) on investments	679,761	(350,874)	861,894	(326,660)	92,309	(21,929)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	781,350	(274,166)	1,532,667	(186,051)	379,455	17,123

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,531,618	1,686,679	2,847,091	2,735,554	618,675	552,399
Policy loans	(198,714)	(178,072)	(437,209)	(371,008)	(39,575)	(45,134)
Policy loan repayments and interest	27,024	24,644	70,744	68,926	12,056	7,974
Surrenders, withdrawals and death benefits	(316,073)	(212,115)	(628,062)	(500,884)	(102,433)	(83,885)
Net transfers between other subaccounts or fixed rate option	(122,193)	(68,777)	163,612	87,946	66,882	291,111
Withdrawal and other charges	(655,955)	(746,189)	(1,306,345)	(1,242,886)	(291,226)	(258,406)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	265,707	506,170	709,831	777,648	264,379	464,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,047,057	232,004	2,242,498	591,597	643,834	481,182

NET ASSETS
Beginning of period	7,135,431	6,903,427	12,217,500	11,625,903	3,640,601	3,159,419

End of period	$8,182,488	$7,135,431	$14,459,998	$12,217,500	$4,284,435	$3,640,601

Beginning units	633,239	590,335	1,092,160	1,024,356	327,077	285,877

Units issued	129,219	148,024	257,540	260,121	57,502	83,676
Units redeemed	(107,173)	(105,120)	(197,997)	(192,317)	(34,885)	(42,476)

Ending units	655,285	633,239	1,151,703	1,092,160	349,694	327,077

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
AST First Trust Balanced Target Portfolio		AST First Trust Capital Appreciation Target Portfolio		AST Advanced Strategies Portfolio		AST Schroders Global Tactical Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$1,479	$203	$1,734	$318	$2,750	$568	$1,009	$(23)
0	0	0	0	886	0	1,812	783
1,061	(132)	945	(248)	1,051	188	5,322	641
5,904	(706)	13,486	(3,950)	23,525	(3,034)	35,451	(5,300)

8,444	(635)	16,165	(3,880)	28,212	(2,278)	43,594	(3,899)

87,676	40,935	136,156	93,333	220,463	104,979	368,646	148,973
(198)	0	0	0	(800)	0	(253)	0
0	0	0	0	0	0	0	0
(5,397)	0	(273)	(122)	(277)	(124)	(335)	(165)
1,184	40,826	7,784	35,428	29,100	84,915	34,331	111,795
(44,814)	(20,755)	(65,654)	(37,857)	(97,867)	(54,949)	(186,719)	(84,116)

38,451	61,006	78,013	90,782	150,619	134,821	215,670	176,487

46,895	60,371	94,178	86,902	178,831	132,543	259,264	172,588

64,443	4,072	108,038	21,136	162,447	29,904	211,329	38,741

$111,338	$64,443	$202,216	$108,038	$341,278	$162,447	$470,593	$211,329

4,612	286	7,836	1,434	11,327	2,082	15,088	2,693

6,618	5,846	10,096	9,082	16,086	13,089	26,849	18,341
(4,009)	(1,520)	(4,910)	(2,680)	(6,422)	(3,844)	(12,877)	(5,946)

7,221	4,612	13,022	7,836	20,991	11,327	29,060	15,088

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	AST CLS Moderate Asset Allocation Portfolio		Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares		AST BlackRock Global Strategies Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	4/29/2011* to 12/31/2011
OPERATIONS
Net investment income (loss)	$459	$34	$20	$40	$75,219	$(29,749)
Capital gains distributions received	4,288	741	0	0	0	0
Realized gain (loss) on shares redeemed	1,040	131	563	942	10,820	(90,968)
Net change in unrealized gain (loss) on investments	10,397	(2,281)	2,797	(1,210)	2,665,753	(1,705,368)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,184	(1,375)	3,380	(228)	2,751,792	(1,826,085)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	165,519	62,284	3,083	2,710	4,900,765	3,413,627
Policy loans	0	0	0	0	(693,542)	(504,696)
Policy loan repayments and interest	0	0	0	0	129,682	75,708
Surrenders, withdrawals and death benefits	(5,357)	0	0	(8)	(2,207,287)	(911,621)
Net transfers between other subaccounts or fixed rate option	61,640	33,425	541	1,894	357,858	24,523,158
Withdrawal and other charges	(70,151)	(32,937)	(2,012)	(1,792)	(2,128,789)	(1,505,589)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	151,651	62,772	1,612	2,804	358,687	25,090,587

TOTAL INCREASE (DECREASE) IN NET ASSETS	167,835	61,397	4,992	2,576	3,110,479	23,264,502

NET ASSETS
Beginning of period	98,187	36,790	17,389	14,813	23,264,502	0

End of period	$266,022	$98,187	$22,381	$17,389	$26,374,981	$23,264,502

Beginning units	7,371	2,705	1,665	1,420	2,512,860	0

Units issued	16,239	7,142	383	635	561,219	2,837,266
Units redeemed	(5,457)	(2,476)	(251)	(390)	(523,290)	(324,406)

Ending units	18,153	7,371	1,797	1,665	2,550,789	2,512,860

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
TOPS Aggressive Growth ETF Portfolio		TOPS Balanced ETF Portfolio		TOPS Capital Preservation ETF Portfolio		TOPS Growth ETF Portfolio
01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011

$3	$0	$0	$0	$0	$0	$5	$0
0	0	0	0	0	0	23	0
52	(5)	14	0	1	0	211	0
365	5	28	0	2	0	665	66

420	0	42	0	3	0	904	66

7,168	613	2,004	37	284	17	16,922	1,323
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
6,574	763	38	43	3	10	487	1,487
(5,642)	(381)	(1,295)	(68)	(137)	(24)	(8,974)	(700)

8,100	995	747	12	150	3	8,435	2,110

8,520	995	789	12	153	3	9,339	2,176

995	0	12	0	3	0	2,176	0

$9,515	$995	$801	$12	$156	$3	$11,515	$2,176

94	0	1	0	0	0	191	0

1,164	130	187	8	26	3	1,411	255
(490)	(36)	(119)	(7)	(12)	(3)	(728)	(64)

768	94	69	1	14	0	874	191

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	TOPS Moderate Growth ETF Portfolio		TOPS Protected Balanced ETF Portfolio
	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011
OPERATIONS
Net investment income (loss)	$13	$0	$(15)	$(1)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	148	(1)	155	1
Net change in unrealized gain (loss) on investments	678	(7)	764	25

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	839	(8)	904	25

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,017	77	27,586	1,075
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	3,617	2,207	4,028	2,803
Withdrawal and other charges	(4,087)	(85)	(13,741)	(518)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,547	2,199	17,873	3,360

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,386	2,191	18,777	3,385

NET ASSETS
Beginning of period	2,191	0	3,385	0

End of period	$9,577	$2,191	$22,162	$3,385

Beginning units	212	0	338	0

Units issued	959	223	3,026	390
Units redeemed	(364)	(11)	(1,318)	(52)

Ending units	807	212	2,046	338

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
TOPS Protected Growth ETF Portfolio		TOPS Protected Moderate Growth ETF Portfolio
01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011	01/01/2012 to 12/31/2012	8/22/2011* to 12/31/2011

$(53)	$(4)	$(18)	$(3)
0	0	0	0
292	0	208	5
2,558	49	1,207	135

2,797	45	1,397	137

46,148	5,409	30,602	334
0	0	0	0
0	0	0	0
0	0	0	0
42,337	6,178	15,229	6,043
(24,590)	(1,177)	(13,732)	(365)

63,895	10,410	32,099	6,012

66,692	10,455	33,496	6,149

10,455	0	6,149	0

$77,147	$10,455	$39,645	$6,149

1,042	0	613	0

8,677	1,160	4,451	649
(2,593)	(118)	(1,417)	(36)

7,126	1,042	3,647	613

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A34

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
December 31, 2012

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), Pruco Life of New Jersey PruSelect III (“PSEL III”), Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), Pruco Life of New Jersey PruLife Custom Premier (“VUL”), Pruco Life of New Jersey MPremier VUL (“MPVUL”), Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) and Pruco Life of New Jersey Variable Universal Life Protector (“VULP”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are one hundred and eighteen subaccounts within the Account, of which seventy four had activity during 2012. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:
American Century VP Income & Growth Fund*
American Century VP Mid Cap Value Fund – Class 1 Shares
American Century VP Value Fund
AST Advanced Strategies Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock Value Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST JPMorgan International Equity Portfolio
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Schroders Global Tactical Portfolio (formerly AST CLS Growth Asset Allocation Portfolio)
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares*
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares*
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
Goldman Sachs Structured Small Cap Equity Fund
Invesco V.I. Technology Fund*
Invesco V.I. Utilities Fund*
Janus Aspen Balanced Portfolio – Service Shares*

A35

Note 1:	General (Continued)

Janus Aspen Enterprise Portfolio – Service Shares*
Janus Aspen Janus Portfolio – Institutional Shares
Janus Aspen Janus Portfolio – Service Shares
Janus Aspen Overseas Portfolio – Service Shares
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
M Business Opportunity Value Fund
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund
MFS® Growth Series – Initial Class
MFS® Utilities Series – Initial Class
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares*
ProFund VP Asia 30*
ProFund VP Banks*
ProFund VP Basic Materials*
ProFund VP Bear*
ProFund VP Biotechnology*
ProFund VP Bull*
ProFund VP Consumer Goods Portfolio*
ProFund VP Consumer Services*
ProFund VP Europe 30*
ProFund VP Financials*
ProFund VP Health Care*
ProFund VP Industrials*
ProFund VP Internet*
ProFund VP Japan*
ProFund VP Mid-Cap Growth*
ProFund VP Mid-Cap Value*
ProFund VP Money Market*
ProFund VP NASDAQ-100*
ProFund VP Oil & Gas*
ProFund VP Pharmaceuticals*
ProFund VP Precious Metals*
ProFund VP Real Estate*
ProFund VP Rising Rates Opportunity*
ProFund VP Semiconductor*
ProFund VP Short NASDAQ-100*
ProFund VP Short Small-Cap*
ProFund VP Small-Cap*
ProFund VP Small-Cap Growth*
ProFund VP Small-Cap Value*
ProFund VP Technology*
ProFund VP Telecommunications*
ProFund VP U.S. Government Plus*
ProFund VP UltraBull*
ProFund VP UltraMid-Cap*
ProFund VP UltraNASDAQ-100*
ProFund VP UltraSmall-Cap*
ProFund VP Utilities*
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
T. Rowe Price International Stock Portfolio
The Dreyfus Socially Responsible Growth Fund – Service Shares
TOPS Aggressive Growth ETF Portfolio
TOPS Balanced ETF Portfolio
TOPS Capital Preservation ETF Portfolio
TOPS Growth ETF Portfolio
TOPS Moderate Growth ETF Portfolio
TOPS Protected Balanced ETF Portfolio
TOPS Protected Growth ETF Portfolio
TOPS Protected Moderate Growth ETF Portfolio

*	Subaccount was available for investment but had no assets as of December 31, 2012.

At December 31, 2012 and 2011 there were no balances or transactions for the periods that ended pertaining to the following funds: Janus Aspen Enterprise Portfolio—Service Shares, Janus Aspen Balanced Portfolio—Service Shares, ProFund VP Asia 30, ProFund VP Banks, ProFund VP Bear, ProFund VP Biotechnology, ProFund VP Basic Materials, ProFund VP UltraBull, ProFund VP Bull, ProFund VP Consumer Services, ProFund VP Consumer Goods Portfolio, ProFund VP Oil & Gas, ProFund VP Europe 30, ProFund VP Financials, ProFund VP U.S. Government Plus, ProFund VP Health Care, ProFund VP Industrials, ProFund VP Internet, ProFund VP Japan, ProFund VP Precious Metals, ProFund VP Mid-Cap Growth, ProFund VP Money Market, ProFund VP Mid-Cap Value, ProFund VP Pharmaceuticals, ProFund VP Real Estate, ProFund VP Rising Rates Opportunity, ProFund VP NASDAQ-100, ProFund VP Small-Cap, ProFund VP Semiconductor, ProFund VP Small-Cap Growth, ProFund VP Short NASDAQ-100, ProFund VP Short Small-Cap, ProFund VP Small-Cap Value, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP UltraMid-Cap, ProFund VP UltraNASDAQ-100, ProFund VP UltraSmall-Cap, ProFund VP Utilities, Dreyfus Investment Portfolios, MidCap Stock Portfolio—Initial Shares, Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares, American Century VP Income & Growth Fund, Invesco V.I. Technology Fund and Invesco V.I. Utilities Fund, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio—Initial Shares.

A36

Note 1:	General (Continued)

The Portfolios are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the Series Funds portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these mutual funds is available upon request to appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

New Accounting Pronouncements

Effective January 1, 2012, the Account adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 3. Adoption of this guidance did not have a material effect on the Account’s net assets or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those securities. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets

A37

Note 3:	Fair Value (Continued)

are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the investment. As of December 31, 2012, the Account did not have any Level 3 investments.

As of December 31, 2012, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of Series Funds, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 fund investments, as of December 31, 2012, are presented below.

Proprietary Funds (Series Funds)	$2,164,511,207
Janus Aspen Janus Portfolio – Institutional Shares	$354,208
Janus Aspen Janus Portfolio – Service Shares	$1,007,226
Janus Aspen Overseas Portfolio – Service Shares	$306,218
Goldman Sachs Structured Small Cap Equity Fund	$54,947
M Large Cap Growth Fund	$40,597
M International Equity Fund	$17,966
M Business Opportunity Value Fund	$45,497
M Capital Appreciation Fund	$28,941
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$4,655
The Dreyfus Socially Responsible Growth Fund – Service Shares	$3,308
TOPS Aggressive Growth ETF Portfolio	$9,515
TOPS Balanced ETF Portfolio	$801
TOPS Capital Preservation ETF Portfolio	$156
TOPS Growth ETF Portfolio	$11,515
TOPS Moderate Growth ETF Portfolio	$9,577
TOPS Protected Balanced ETF Portfolio	$22,162
TOPS Protected Growth ETF Portfolio	$77,147
TOPS Protected Moderate Growth ETF Portfolio	$39,645

Transfers between Level 1 and Level 2:

During 2012 there were significant transfers from Level 1 to Level 2 and Level 2 to Level 1 as presented below. The transfers are based on values as of December 31, 2011. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

A38

Note 3:	Fair Value (Continued)

Level 1 - 2
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$6,059

Level 2 - 1
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$17,389
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	$27,635

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$15,951,157	$(108,682,396)
Prudential Diversified Bond Portfolio	$97,599,557	$(424,956,567)
Prudential Equity Portfolio	$957,960	$(7,909,559)
Prudential Flexible Managed Portfolio	$918,065	$(11,538,510)
Prudential Conservative Balanced Portfolio	$940,524	$(5,820,672)
Prudential High Yield Bond Portfolio	$419,222,145	$(15,815,002)
Prudential Stock Index Portfolio	$3,323,310	$(4,410,553)
Prudential Value Portfolio	$695,386	$(1,445,978)
Prudential Natural Resources Portfolio	$925,387	$(2,265,859)
Prudential Global Portfolio	$474,464	$(882,001)
Prudential Government Income Portfolio	$222,330	$(341,555)
Prudential Jennison Portfolio	$1,397,634	$(1,712,121)
Prudential Small Capitalization Stock Portfolio	$288,150	$(698,728)
T. Rowe Price International Stock Portfolio	$9,574	$(19,928)
Janus Aspen Janus Portfolio – Institutional Shares	$18,792	$(15,302)
MFS® Growth Series – Initial Class	$2,654	$(17,194)
American Century VP Value Fund	$14,670	$(13,563)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2	$27,625	$(18,049)
Prudential SP Small Cap Value Portfolio	$508,044	$(659,257)
Janus Aspen Janus Portfolio – Service Shares	$96,945	$(94,980)
Prudential SP Prudential U.S. Emerging Growth Portfolio	$676,672	$(799,485)
Prudential SP International Growth Portfolio	$300,681	$(208,020)
Prudential SP International Value Portfolio	$331,566	$(245,052)
Janus Aspen Overseas Portfolio – Service Shares	$82,749	$(33,970)
Goldman Sachs Structured Small Cap Equity Fund	$4,570	$(2,898)
Invesco V.I. Technology Fund	$363	$(10,452)
M Large Cap Growth Fund	$12,349	$(9,020)
M International Equity Fund	$0	$(3,318)
M Business Opportunity Value Fund	$12,058	$(6,758)
AST Cohen & Steers Realty Portfolio	$173,421	$(47,238)
AST J.P. Morgan Strategic Opportunities Portfolio	$161,256	$(32,200)
AST BlackRock Value Portfolio	$91,919	$(63,380)
AST Federated Aggressive Growth Portfolio	$51,525	$(25,042)
AST Small-Cap Value Portfolio	$85,406	$(44,384)
AST Goldman Sachs Mid-Cap Growth Portfolio	$64,426	$(142,596)
AST Marsico Capital Growth Portfolio	$196,342	$(128,552)

A39

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST MFS Growth Portfolio	$27,164	$(12,178)
AST Neuberger Berman Mid-Cap Growth Portfolio	$0	$(3,542)
AST PIMCO Limited Maturity Bond Portfolio	$167,875	$(149,042)
AST T. Rowe Price Natural Resources Portfolio	$148,222	$(133,212)
AST MFS Global Equity Portfolio	$35,552	$(22,338)
AST JPMorgan International Equity Portfolio	$88,256	$(31,238)
AST T. Rowe Price Global Bond Portfolio	$47,263	$(16,204)
M Capital Appreciation Fund	$8,613	$(4,424)
American Century VP Mid Cap Value Fund – Class 1 Shares	$26,935	$(7,464)
AST Large-Cap Value Portfolio	$275,338	$(221,363)
AST Small-Cap Growth Portfolio	$312,601	$(127,833)
The Dreyfus Socially Responsible Growth Fund – Service Shares	$1,761	$(361)
Prudential Jennison 20/20 Focus Portfolio	$204,544	$(127,822)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	$13,376	$(4,983)
MFS® Utilities Series – Initial Class	$45,953	$(9,812)
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$1,454	$(3,393)
AST T. Rowe Price Large-Cap Growth Portfolio	$236,838	$(182,437)
AST Schroders Multi-Asset World Strategies Portfolio	$65,969	$(19,878)
AST PIMCO Total Return Bond Portfolio	$918,731	$(551,084)
AST T. Rowe Price Asset Allocation Portfolio	$355,421	$(89,684)
AST Wellington Management Hedged Equity Portfolio	$972,192	$(721,754)
AST Balanced Asset Allocation Portfolio	$1,889,163	$(1,210,053)
AST Preservation Asset Allocation Portfolio	$510,115	$(257,167)
AST First Trust Balanced Target Portfolio	$68,562	$(30,321)
AST First Trust Capital Appreciation Target Portfolio	$104,762	$(27,116)
AST Advanced Strategies Portfolio	$171,733	$(21,715)
AST Schroders Global Tactical Portfolio	$315,353	$(100,502)
AST CLS Moderate Asset Allocation Portfolio	$186,033	$(34,833)
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$3,484	$(1,892)
AST BlackRock Global Strategies Portfolio	$3,389,116	$(3,077,441)
TOPS Aggressive Growth ETF Portfolio	$11,023	$(2,928)
TOPS Balanced ETF Portfolio	$1,805	$(1,057)
TOPS Capital Preservation ETF Portfolio	$211	$(60)
TOPS Growth ETF Portfolio	$13,709	$(5,280)
TOPS Moderate Growth ETF Portfolio	$9,210	$(2,670)
TOPS Protected Balanced ETF Portfolio	$26,149	$(8,304)
TOPS Protected Growth ETF Portfolio	$77,293	$(13,472)
TOPS Protected Moderate Growth ETF Portfolio	$41,379	$(9,319)

	$556,612,834	$(596,364,315)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, funds transfer agency and various other record keeping, administrative and customer service functions.

The Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

A40

Note 6:	Related Party Transactions (Continued)

The Series Funds have distribution agreements with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired Funds expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Note 7:	Financial Highlights

The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding during the respective periods, were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2012	40,437	$1.16770	to	$11.80302	$56,365	0.01%	0.00%	to	0.90%	-0.91%	to	0.01%
December 31, 2011	110,816	$1.16827	to	$11.80130	$149,078	0.02%	0.00%	to	0.90%	-0.91%	to	0.03%
December 31, 2010	158,507	$1.16879	to	$11.79799	$224,168	0.03%	0.00%	to	0.90%	-0.89%	to	0.04%
December 31, 2009	153,277	$1.16919	to	$11.79333	$212,493	0.41%	0.00%	to	0.90%	-0.50%	to	0.40%
December 31, 2008	171,823	$1.16584	to	$11.74670	$237,470	2.57%	0.00%	to	0.90%	1.71%	to	2.65%

	Prudential Diversified Bond Portfolio
December 31, 2012	49,779	$1.86398	to	$18.59559	$138,195	3.89%	0.00%	to	0.90%	9.70%	to	10.68%
December 31, 2011	193,013	$1.68563	to	$16.80071	$439,874	4.31%	0.00%	to	0.90%	6.56%	to	7.51%
December 31, 2010	196,380	$1.56925	to	$15.62673	$417,028	4.24%	0.00%	to	0.90%	9.59%	to	10.57%
December 31, 2009	156,799	$1.42063	to	$14.13312	$304,750	4.81%	0.00%	to	0.90%	19.43%	to	20.51%
December 31, 2008	113,905	$1.17995	to	$11.72770	$187,945	5.30%	0.00%	to	0.90%	-4.31%	to	-3.46%

	Prudential Equity Portfolio
December 31, 2012	19,442	$1.37071	to	$11.17160	$155,662	0.59%	0.10%	to	0.90%	12.67%	to	13.57%
December 31, 2011	19,936	$1.21658	to	$9.87940	$143,252	0.68%	0.10%	to	0.90%	-4.33%	to	-3.56%
December 31, 2010	20,307	$1.27159	to	$10.28701	$154,186	0.78%	0.10%	to	0.90%	10.91%	to	11.79%
December 31, 2009	20,642	$1.14646	to	$9.24053	$143,537	1.59%	0.10%	to	0.90%	36.95%	to	38.04%
December 31, 2008	21,332	$0.83715	to	$6.72228	$110,438	1.44%	0.10%	to	0.90%	-38.71%	to	-38.22%

A41

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Flexible Managed Portfolio
December 31, 2012	32,330	$1.49209	to	$16.11645	$246,015	1.92%	0.25%	to	0.90%	12.35%	to	13.09%
December 31, 2011	33,601	$1.32802	to	$14.25121	$226,765	1.95%	0.25%	to	0.90%	3.41%	to	4.08%
December 31, 2010	34,701	$1.28426	to	$13.69306	$225,640	2.24%	0.25%	to	0.90%	11.03%	to	11.76%
December 31, 2009	35,987	$1.15666	to	$6.12740	$210,128	3.48%	0.60%	to	0.90%	18.88%	to	19.51%
December 31, 2008	37,733	$0.97293	to	$5.12702	$184,608	2.96%	0.41%	to	0.90%	-25.49%	to	-25.09%

	Prudential Conservative Balanced Portfolio
December 31, 2012	19,324	$1.52326	to	$15.58262	$120,314	2.06%	0.25%	to	0.90%	10.23%	to	10.96%
December 31, 2011	20,046	$1.38183	to	$14.04399	$112,725	2.25%	0.25%	to	0.90%	3.67%	to	4.34%
December 31, 2010	20,849	$1.33292	to	$13.46019	$112,728	2.44%	0.25%	to	0.90%	10.75%	to	11.46%
December 31, 2009	21,547	$1.20355	to	$5.17076	$104,992	3.76%	0.60%	to	0.90%	18.94%	to	19.52%
December 31, 2008	22,423	$1.01188	to	$4.32625	$91,548	3.43%	0.46%	to	0.90%	-22.11%	to	-21.72%

	Prudential High Yield Bond Portfolio
December 31, 2012	422,167	$2.05286	to	$20.43631	$1,212,630	7.17%	0.00%	to	0.90%	13.40%	to	14.43%
December 31, 2011	234,170	$1.79623	to	$17.85986	$679,962	7.51%	0.00%	to	0.90%	4.15%	to	5.10%
December 31, 2010	237,118	$1.71027	to	$16.99325	$657,519	8.39%	0.00%	to	0.90%	13.05%	to	14.05%
December 31, 2009	239,747	$1.50083	to	$14.89993	$585,927	9.45%	0.00%	to	0.90%	45.85%	to	47.16%
December 31, 2008	241,400	$1.02083	to	$10.12490	$402,679	8.74%	0.00%	to	0.90%	-22.97%	to	-22.28%

	Prudential Stock Index Portfolio
December 31, 2012	15,254	$1.09647	to	$15.59974	$39,769	1.70%	0.00%	to	0.90%	14.65%	to	15.68%
December 31, 2011	15,241	$0.95640	to	$13.48550	$35,341	1.60%	0.00%	to	0.90%	1.04%	to	1.95%
December 31, 2010	15,319	$0.94652	to	$13.22764	$35,229	1.77%	0.00%	to	0.90%	13.55%	to	14.59%
December 31, 2009	15,516	$0.83357	to	$11.54386	$31,878	3.24%	0.00%	to	0.90%	24.94%	to	26.07%
December 31, 2008	29,168	$0.66717	to	$9.15654	$35,974	2.24%	0.00%	to	0.90%	-37.51%	to	-36.94%

	Prudential Value Portfolio
December 31, 2012	3,231	$1.77375	to	$11.31158	$23,598	0.97%	0.00%	to	0.90%	13.60%	to	14.62%
December 31, 2011	3,308	$1.56140	to	$9.86861	$21,279	1.01%	0.00%	to	0.90%	-6.42%	to	-5.58%
December 31, 2010	3,357	$1.66848	to	$10.45158	$22,981	0.93%	0.00%	to	0.90%	6.02%	to	13.63%
December 31, 2009	2,441	$1.47859	to	$6.90022	$15,590	2.05%	0.20%	to	0.90%	40.66%	to	41.65%
December 31, 2008	2,510	$1.05115	to	$4.89092	$11,449	1.85%	0.20%	to	0.90%	-42.81%	to	-42.41%

	Prudential Natural Resources Portfolio
December 31, 2012	1,025	$7.84199	to	$17.69319	$17,543	0.46%	0.10%	to	0.60%	-3.05%	to	-2.57%
December 31, 2011	1,083	$8.04868	to	$18.25048	$19,348	0.19%	0.10%	to	0.60%	-19.52%	to	-19.11%
December 31, 2010	1,151	$9.95074	to	$22.67617	$25,772	0.41%	0.10%	to	0.60%	27.22%	to	27.86%
December 31, 2009	1,970	$7.78270	to	$17.82405	$34,968	0.77%	0.10%	to	0.60%	76.05%	to	76.93%
December 31, 2008	1,229	$4.39882	to	$10.12452	$12,394	0.78%	0.10%	to	0.60%	-55.21%	to	-53.28%

	Prudential Global Portfolio
December 31, 2012	5,762	$0.96087	to	$2.53361	$11,997	1.60%	0.10%	to	0.90%	16.48%	to	17.42%
December 31, 2011	5,898	$0.82495	to	$2.16888	$10,583	1.56%	0.10%	to	0.90%	-7.80%	to	-7.07%
December 31, 2010	5,998	$0.89473	to	$2.34543	$11,640	1.56%	0.10%	to	0.90%	11.74%	to	12.63%
December 31, 2009	6,043	$0.80076	to	$2.09283	$10,547	2.91%	0.10%	to	0.90%	30.22%	to	31.28%
December 31, 2008	5,944	$0.61494	to	$1.60237	$8,090	1.80%	0.10%	to	0.90%	-43.43%	to	-42.98%

	Prudential Government Income Portfolio
December 31, 2012	885	$4.17862	to	$4.17862	$3,699	2.07%	0.60%	to	0.60%	3.01%	to	3.01%
December 31, 2011	909	$4.05654	to	$4.05654	$3,687	2.46%	0.60%	to	0.60%	6.99%	to	6.99%
December 31, 2010	919	$3.79159	to	$3.79159	$3,486	2.86%	0.60%	to	0.60%	6.35%	to	6.35%
December 31, 2009	971	$3.56518	to	$3.56518	$3,461	3.09%	0.60%	to	0.60%	7.07%	to	7.07%
December 31, 2008	1,017	$3.32980	to	$3.32980	$3,385	4.01%	0.60%	to	0.60%	3.68%	to	3.68%

	Prudential Jennison Portfolio
December 31, 2012	11,705	$0.88463	to	$3.39279	$26,196	0.16%	0.10%	to	0.90%	15.14%	to	16.06%
December 31, 2011	11,703	$0.76828	to	$2.93786	$22,827	0.30%	0.10%	to	0.90%	-0.60%	to	0.20%
December 31, 2010	11,844	$0.77289	to	$2.94659	$23,299	0.55%	0.10%	to	0.90%	10.95%	to	11.86%
December 31, 2009	11,373	$0.69663	to	$2.64776	$20,819	0.67%	0.10%	to	0.90%	41.76%	to	42.89%
December 31, 2008	11,181	$0.49141	to	$1.86228	$14,763	0.52%	0.10%	to	0.90%	-37.84%	to	-37.34%

A42

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Small Capitalization Stock Portfolio
December 31, 2012	2,269	$4.80032	to	$13.11162	$11,004	0.61%	0.10%	to	0.60%	15.33%	to	15.91%
December 31, 2011	2,354	$4.16212	to	$11.31185	$9,856	0.80%	0.10%	to	0.60%	-0.04%	to	0.46%
December 31, 2010	2,397	$4.16370	to	$11.25987	$10,015	1.29%	0.10%	to	0.60%	25.18%	to	25.80%
December 31, 2009	2,478	$3.32627	to	$8.95041	$8,258	1.85%	0.10%	to	0.60%	24.44%	to	25.06%
December 31, 2008	2,630	$2.67299	to	$7.15698	$7,033	1.15%	0.10%	to	0.60%	-31.45%	to	-29.63%

	T. Rowe Price International Stock Portfolio
December 31, 2012	128	$1.06396	to	$1.28558	$136	1.27%	0.20%	to	0.90%	17.38%	to	18.20%
December 31, 2011	136	$0.90643	to	$1.08765	$125	1.44%	0.20%	to	0.90%	-13.61%	to	-13.02%
December 31, 2010	163	$1.04924	to	$1.25041	$179	0.63%	0.20%	to	0.90%	13.44%	to	14.23%
December 31, 2009	409	$0.92493	to	$1.09461	$385	2.96%	0.20%	to	0.90%	51.03%	to	52.08%
December 31, 2008	386	$0.61243	to	$0.71978	$241	2.30%	0.20%	to	0.90%	-49.16%	to	-48.80%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2012	416	$0.80932	to	$1.01779	$354	0.56%	0.20%	to	0.90%	17.53%	to	18.35%
December 31, 2011	410	$0.68861	to	$0.86001	$296	0.60%	0.20%	to	0.90%	-6.15%	to	-5.49%
December 31, 2010	485	$0.73375	to	$0.90992	$369	1.10%	0.20%	to	0.90%	13.49%	to	14.30%
December 31, 2009	461	$0.64654	to	$0.79610	$308	0.55%	0.20%	to	0.90%	35.14%	to	36.12%
December 31, 2008	429	$0.47843	to	$0.58487	$212	0.76%	0.20%	to	0.90%	-40.24%	to	-39.84%

	MFS® Growth Series – Initial Class
December 31, 2012	120	$0.79955	to	$0.79955	$96	0.00%	0.90%	to	0.90%	16.34%	to	16.34%
December 31, 2011	137	$0.68727	to	$0.68727	$94	0.19%	0.90%	to	0.90%	-1.23%	to	-1.23%
December 31, 2010	131	$0.69580	to	$0.69580	$91	0.11%	0.90%	to	0.90%	14.30%	to	14.30%
December 31, 2009	120	$0.60874	to	$0.60874	$73	0.30%	0.90%	to	0.90%	36.47%	to	36.47%
December 31, 2008	110	$0.44607	to	$0.44607	$49	0.23%	0.90%	to	0.90%	-37.97%	to	-37.97%

	American Century VP Value Fund
December 31, 2012	140	$2.13622	to	$2.13622	$298	1.93%	0.90%	to	0.90%	13.55%	to	13.55%
December 31, 2011	138	$1.88133	to	$1.88133	$259	2.04%	0.90%	to	0.90%	0.11%	to	0.11%
December 31, 2010	134	$1.87920	to	$1.87920	$252	2.21%	0.90%	to	0.90%	12.41%	to	12.41%
December 31, 2009	141	$1.67168	to	$1.67168	$236	5.48%	0.90%	to	0.90%	18.79%	to	18.79%
December 31, 2008	128	$1.40721	to	$1.40721	$180	2.31%	0.90%	to	0.90%	-27.43%	to	-27.43%

	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
December 31, 2012	270	$0.99582	to	$1.05640	$268	0.00%	0.20%	to	0.90%	9.86%	to	10.63%
December 31, 2011	257	$0.90648	to	$0.95490	$234	0.00%	0.20%	to	0.90%	-5.68%	to	-5.03%
December 31, 2010	271	$0.96110	to	$1.00543	$263	0.00%	0.20%	to	0.90%	26.48%	to	27.37%
December 31, 2009	274	$0.75991	to	$0.78940	$209	0.00%	0.20%	to	0.90%	42.30%	to	43.27%
December 31, 2008	255	$0.53401	to	$0.55099	$137	0.00%	0.20%	to	0.90%	-43.00%	to	-42.61%

	Prudential SP Small Cap Value Portfolio
December 31, 2012	4,040	$1.80963	to	$17.96652	$8,148	0.45%	0.00%	to	0.90%	15.02%	to	16.06%
December 31, 2011	4,103	$1.57327	to	$15.48009	$7,151	0.67%	0.00%	to	0.90%	-3.64%	to	-2.77%
December 31, 2010	4,028	$1.62854	to	$15.92112	$7,248	0.63%	0.00%	to	0.90%	25.15%	to	26.27%
December 31, 2009	3,921	$1.29106	to	$12.60902	$5,604	1.49%	0.00%	to	0.90%	29.63%	to	30.80%
December 31, 2008	3,714	$0.98795	to	$9.63974	$4,089	1.09%	0.00%	to	0.90%	-31.12%	to	-30.50%

	Janus Aspen Janus Portfolio – Service Shares
December 31, 2012	837	$1.20268	to	$1.20268	$1,007	0.45%	0.25%	to	0.25%	17.98%	to	17.98%
December 31, 2011	833	$1.01935	to	$1.01935	$849	0.44%	0.25%	to	0.25%	-5.79%	to	-5.79%
December 31, 2010	853	$1.08200	to	$1.08200	$923	0.38%	0.25%	to	0.25%	13.96%	to	13.96%
December 31, 2009	836	$0.94948	to	$0.94948	$793	0.39%	0.25%	to	0.25%	35.67%	to	35.67%
December 31, 2008	829	$0.69982	to	$0.69982	$580	0.60%	0.25%	to	0.25%	-40.02%	to	-40.02%

	SP Prudential U.S. Emerging Growth Portfolio
December 31, 2012	4,806	$1.93040	to	$24.30091	$9,944	0.40%	0.00%	to	0.90%	15.83%	to	16.88%
December 31, 2011	4,844	$1.66657	to	$20.79118	$8,608	0.58%	0.00%	to	0.90%	1.31%	to	2.22%
December 31, 2010	4,760	$1.64508	to	$20.34034	$8,284	0.42%	0.00%	to	0.90%	19.35%	to	20.43%
December 31, 2009	2,809	$1.37832	to	$16.88951	$4,051	0.73%	0.00%	to	0.90%	40.63%	to	41.89%
December 31, 2008	2,876	$0.98012	to	$11.90349	$2,934	0.30%	0.00%	to	0.90%	-36.80%	to	-36.23%

A43

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio
December 31, 2012	1,848	$1.39668	to	$1.65133	$2,810	0.64%	0.10%	to	0.90%	21.31%	to	22.28%
December 31, 2011	1,777	$1.15131	to	$1.35044	$2,212	1.31%	0.10%	to	0.90%	-15.67%	to	-14.99%
December 31, 2010	1,719	$1.36526	to	$1.58849	$2,523	1.53%	0.10%	to	0.90%	12.99%	to	13.89%
December 31, 2009	1,655	$1.20832	to	$1.39474	$2,134	2.17%	0.10%	to	0.90%	35.93%	to	37.03%
December 31, 2008	1,420	$0.88890	to	$1.01783	$1,334	1.66%	0.10%	to	0.90%	-50.74%	to	-50.34%

	Prudential SP International Value Portfolio
December 31, 2012	2,196	$1.43777	to	$1.72934	$3,285	2.64%	0.10%	to	0.90%	15.88%	to	16.81%
December 31, 2011	2,124	$1.23267	to	$1.48051	$2,728	2.47%	0.10%	to	0.90%	-13.88%	to	-13.18%
December 31, 2010	2,099	$1.42208	to	$1.70612	$3,116	2.16%	0.10%	to	0.90%	9.82%	to	10.71%
December 31, 2009	1,974	$1.28655	to	$1.54278	$2,642	3.10%	0.10%	to	0.90%	31.18%	to	32.22%
December 31, 2008	1,897	$0.97450	to	$1.16806	$1,917	2.78%	0.10%	to	0.90%	-44.56%	to	-44.12%

	Janus Aspen Overseas Portfolio – Service Shares
December 31, 2012	38	$8.03257	to	$8.03257	$306	0.63%	0.10%	to	0.10%	13.07%	to	13.07%
December 31, 2011	31	$7.10418	to	$7.10418	$224	0.40%	0.10%	to	0.10%	-32.40%	to	-32.40%
December 31, 2010	21	$10.50986	to	$10.50986	$219	0.52%	0.10%	to	0.10%	24.89%	to	24.89%
December 31, 2009	22	$8.41521	to	$8.41521	$184	0.50%	0.10%	to	0.10%	78.90%	to	78.90%
December 31, 2008	4	$4.70399	to	$4.70399	$19	0.74%	0.10%	to	0.10%	-53.25%	to	-53.25%

	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2012	31	$1.78465	to	$1.78465	$55	1.23%	0.20%	to	0.20%	12.61%	to	12.61%
December 31, 2011	30	$1.58487	to	$1.58487	$47	0.85%	0.20%	to	0.20%	0.47%	to	0.47%
December 31, 2010	29	$1.57742	to	$1.57742	$45	0.61%	0.20%	to	0.20%	29.86%	to	29.86%
December 31, 2009	26	$1.21475	to	$1.21475	$32	1.33%	0.20%	to	0.20%	27.42%	to	27.42%
December 31, 2008	22	$0.95338	to	$0.95338	$21	0.74%	0.20%	to	0.20%	-34.16%	to	-34.16%

	Invesco V.I. Technology Fund
December 31, 2012	0	$0.37059	to	$0.37059	$0	0.00%	0.20%	to	0.20%	11.10%	to	11.10%
December 31, 2011	29	$0.33356	to	$0.33356	$10	0.11%	0.20%	to	0.20%	-5.21%	to	-5.21%
December 31, 2010	131	$0.35191	to	$0.35191	$46	0.00%	0.20%	to	0.20%	21.18%	to	21.18%
December 31, 2009	144	$0.29040	to	$0.29040	$42	0.00%	0.20%	to	0.20%	57.11%	to	57.11%
December 31, 2008	159	$0.18484	to	$0.18484	$29	0.00%	0.20%	to	0.20%	-44.62%	to	-44.62%

	M Large Cap Growth Fund
December 31, 2012	2	$17.78481	to	$17.78481	$41	0.05%	0.00%	to	0.00%	19.31%	to	19.31%
December 31, 2011	2	$14.90583	to	$14.90583	$31	0.00%	0.00%	to	0.00%	-0.80%	to	-0.80%
December 31, 2010	2	$15.02620	to	$15.02620	$27	0.41%	0.00%	to	0.00%	23.06%	to	23.06%
December 31, 2009	1	$12.21001	to	$12.21001	$16	0.93%	0.00%	to	0.00%	37.40%	to	37.40%
December 31, 2008	9	$8.88618	to	$8.88618	$76	0.02%	0.00%	to	0.00%	-48.97%	to	-48.97%

	M International Equity Fund
December 31, 2012	1	$16.19318	to	$16.19318	$18	2.00%	0.00%	to	0.00%	20.68%	to	20.68%
December 31, 2011	1	$13.41819	to	$13.41819	$18	2.70%	0.00%	to	0.00%	-13.56%	to	-13.56%
December 31, 2010	2	$15.52304	to	$15.52304	$28	3.56%	0.00%	to	0.00%	4.61%	to	4.61%
December 31, 2009	1	$14.83943	to	$14.83943	$19	0.76%	0.00%	to	0.00%	25.28%	to	25.28%
December 31, 2008	5	$11.84498	to	$11.84498	$64	4.33%	0.00%	to	0.00%	-39.84%	to	-39.84%

	M Business Opportunity Value Fund
December 31, 2012	3	$16.59343	to	$16.59343	$45	0.93%	0.00%	to	0.00%	17.29%	to	17.29%
December 31, 2011	2	$14.14755	to	$14.14755	$33	0.43%	0.00%	to	0.00%	-4.11%	to	-4.11%
December 31, 2010	2	$14.75415	to	$14.75415	$33	0.83%	0.00%	to	0.00%	9.27%	to	9.27%
December 31, 2009	2	$13.50201	to	$13.50201	$21	1.11%	0.00%	to	0.00%	24.58%	to	24.58%
December 31, 2008	1	$10.83791	to	$10.83791	$13	0.04%	0.00%	to	0.00%	-34.48%	to	-34.48%

	AST Cohen & Steers Realty Portfolio
December 31, 2012	28	$16.04469	to	$16.04469	$442	1.46%	0.10%	to	0.10%	15.23%	to	15.23%
December 31, 2011	19	$13.92352	to	$13.92352	$267	0.65%	0.10%	to	0.10%	6.48%	to	6.48%
December 31, 2010	15	$13.07588	to	$13.07588	$199	1.68%	0.10%	to	0.10%	28.56%	to	28.56%
December 31, 2009	12	$10.17113	to	$10.17113	$127	2.65%	0.10%	to	0.10%	31.80%	to	31.80%
December 31, 2008	8	$7.71717	to	$7.71717	$58	4.13%	0.10%	to	0.10%	-35.11%	to	-35.11%

A44

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2012	24	$14.11957	to	$14.30733	$340	1.53%	0.10%	to	0.25%	10.45%	to	10.61%
December 31, 2011	14	$12.76509	to	$12.95418	$185	0.79%	0.10%	to	0.25%	-0.02%	to	0.13%
December 31, 2010	6	$12.74838	to	$12.95649	$80	0.42%	0.10%	to	0.25%	7.05%	to	7.21%
December 31, 2009	4	$11.89089	to	$11.89089	$52	0.88%	0.10%	to	0.10%	21.90%	to	21.90%
December 31, 2008	3	$9.75476	to	$9.75476	$32	0.22%	0.10%	to	0.10%	-17.70%	to	-17.70%

	AST BlackRock Value Portfolio
December 31, 2012	26	$12.33295	to	$12.33295	$315	1.14%	0.10%	to	0.10%	13.29%	to	13.29%
December 31, 2011	23	$10.88617	to	$10.88617	$250	0.68%	0.10%	to	0.10%	-0.59%	to	-0.59%
December 31, 2010	20	$10.95106	to	$10.95106	$223	1.49%	0.10%	to	0.10%	12.33%	to	12.33%
December 31, 2009	16	$9.74919	to	$9.74919	$158	0.88%	0.10%	to	0.10%	18.14%	to	18.14%
December 31, 2008	10	$8.25207	to	$8.25207	$85	2.29%	0.10%	to	0.10%	-37.36%	to	-37.36%

	AST Federated Aggressive Growth Portfolio
December 31, 2012	13	$14.13882	to	$14.13882	$178	0.00%	0.10%	to	0.10%	19.96%	to	19.96%
December 31, 2011	11	$11.78673	to	$11.78673	$126	0.39%	0.10%	to	0.10%	-13.20%	to	-13.20%
December 31, 2010	6	$13.57902	to	$13.57902	$76	0.05%	0.10%	to	0.10%	32.41%	to	32.41%
December 31, 2009	4	$10.25516	to	$10.25516	$43	0.19%	0.10%	to	0.10%	32.53%	to	32.53%
December 31, 2008	3	$7.73785	to	$7.73785	$23	0.00%	0.10%	to	0.10%	-44.15%	to	-44.15%

	AST Small-Cap Value Portfolio
December 31, 2012	27	$14.92997	to	$14.92997	$396	0.46%	0.10%	to	0.10%	18.04%	to	18.04%
December 31, 2011	24	$12.64779	to	$12.64779	$298	0.53%	0.10%	to	0.10%	-6.07%	to	-6.07%
December 31, 2010	21	$13.46514	to	$13.46514	$288	0.44%	0.10%	to	0.10%	25.87%	to	25.87%
December 31, 2009	19	$10.69805	to	$10.69805	$199	1.71%	0.10%	to	0.10%	26.87%	to	26.87%
December 31, 2008	13	$8.43205	to	$8.43205	$108	1.10%	0.10%	to	0.10%	-29.79%	to	-29.79%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2012	14	$17.25913	to	$17.25913	$245	0.00%	0.10%	to	0.10%	19.50%	to	19.50%
December 31, 2011	19	$14.44328	to	$14.44328	$272	0.00%	0.10%	to	0.10%	-3.07%	to	-3.07%
December 31, 2010	14	$14.90141	to	$14.90141	$210	0.00%	0.10%	to	0.10%	19.70%	to	19.70%
December 31, 2009	13	$12.44858	to	$12.44858	$168	0.00%	0.10%	to	0.10%	56.94%	to	56.94%
December 31, 2008	9	$7.93227	to	$7.93227	$74	0.00%	0.10%	to	0.10%	-40.85%	to	-40.85%

	AST Marsico Capital Growth Portfolio
December 31, 2012	106	$10.15783	to	$12.80643	$1,200	0.43%	0.10%	to	0.90%	11.26%	to	12.16%
December 31, 2011	100	$9.12944	to	$11.41844	$1,007	0.27%	0.10%	to	0.90%	-1.80%	to	-1.01%
December 31, 2010	94	$9.29647	to	$11.53529	$956	0.68%	0.10%	to	0.90%	18.68%	to	19.63%
December 31, 2009	81	$7.83294	to	$9.64240	$687	0.88%	0.10%	to	0.90%	28.60%	to	29.63%
December 31, 2008	69	$6.09083	to	$7.43832	$444	0.45%	0.10%	to	0.90%	-43.71%	to	-39.47%

	AST MFS Growth Portfolio
December 31, 2012	10	$13.79685	to	$13.79685	$132	0.00%	0.10%	to	0.10%	16.97%	to	16.97%
December 31, 2011	8	$11.79534	to	$11.79534	$99	0.34%	0.10%	to	0.10%	-0.69%	to	-0.69%
December 31, 2010	8	$11.87773	to	$11.87773	$95	0.13%	0.10%	to	0.10%	12.67%	to	12.67%
December 31, 2009	4	$10.54203	to	$10.54203	$45	0.16%	0.10%	to	0.10%	24.18%	to	24.18%
December 31, 2008	3	$8.48930	to	$8.48930	$21	0.26%	0.10%	to	0.10%	-36.37%	to	-36.37%

	AST Neuberger Berman Mid-Cap Growth Portfolio
December 31, 2012	1	$16.41903	to	$16.41903	$12	0.00%	0.10%	to	0.10%	12.27%	to	12.27%
December 31, 2011	1	$14.62428	to	$14.62428	$14	0.00%	0.10%	to	0.10%	1.58%	to	1.58%
December 31, 2010	2	$14.39631	to	$14.39631	$24	0.00%	0.10%	to	0.10%	28.55%	to	28.55%
December 31, 2009	2	$11.19937	to	$11.19937	$23	0.00%	0.10%	to	0.10%	29.66%	to	29.66%
December 31, 2008	3	$8.63751	to	$8.63751	$22	0.00%	0.10%	to	0.10%	-43.24%	to	-43.24%

	AST PIMCO Limited Maturity Bond Portfolio
December 31, 2012	15	$13.74527	to	$13.74527	$212	0.95%	0.10%	to	0.10%	4.59%	to	4.59%
December 31, 2011	14	$13.14178	to	$13.14178	$186	0.90%	0.10%	to	0.10%	2.14%	to	2.14%
December 31, 2010	6	$12.86642	to	$12.86642	$75	2.44%	0.10%	to	0.10%	3.80%	to	3.80%
December 31, 2009	5	$12.39589	to	$12.39589	$60	3.63%	0.10%	to	0.10%	10.12%	to	10.12%
December 31, 2008	4	$11.25675	to	$11.25675	$45	5.40%	0.10%	to	0.10%	1.01%	to	1.01%

A45

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Natural Resources Portfolio
December 31, 2012	50	$14.17415	to	$14.17415	$704	0.45%	0.10%	to	0.10%	3.52%	to	3.52%
December 31, 2011	48	$13.69284	to	$13.69284	$659	0.54%	0.10%	to	0.10%	-15.00%	to	-15.00%
December 31, 2010	44	$16.10975	to	$16.10975	$704	0.46%	0.10%	to	0.10%	20.33%	to	20.33%
December 31, 2009	37	$13.38775	to	$13.38775	$499	1.41%	0.10%	to	0.10%	49.20%	to	49.20%
December 31, 2008	25	$8.97298	to	$8.97298	$227	0.58%	0.10%	to	0.10%	-50.03%	to	-50.03%

	AST MFS Global Equity Portfolio
December 31, 2012	7	$16.45450	to	$16.45450	$119	1.21%	0.10%	to	0.10%	22.96%	to	22.96%
December 31, 2011	6	$13.38242	to	$13.38242	$85	0.45%	0.10%	to	0.10%	-3.23%	to	-3.23%
December 31, 2010	4	$13.82901	to	$13.82901	$61	0.50%	0.10%	to	0.10%	11.93%	to	11.93%
December 31, 2009	4	$12.35465	to	$12.35465	$49	1.96%	0.10%	to	0.10%	31.38%	to	31.38%
December 31, 2008	3	$9.40407	to	$9.40407	$29	1.20%	0.10%	to	0.10%	-34.05%	to	-34.05%

	AST JPMorgan International Equity Portfolio
December 31, 2012	28	$13.37999	to	$13.37999	$374	1.92%	0.10%	to	0.10%	21.79%	to	21.79%
December 31, 2011	23	$10.98625	to	$10.98625	$254	1.20%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2010	22	$12.10483	to	$12.10483	$262	1.20%	0.10%	to	0.10%	7.06%	to	7.06%
December 31, 2009	19	$11.30642	to	$11.30642	$216	4.19%	0.10%	to	0.10%	35.75%	to	35.75%
December 31, 2008	13	$8.32902	to	$8.32902	$112	2.35%	0.10%	to	0.10%	-41.44%	to	-41.44%

	AST T. Rowe Price Global Bond Portfolio
December 31, 2012	12	$14.58248	to	$14.58248	$171	2.36%	0.10%	to	0.10%	5.12%	to	5.12%
December 31, 2011	9	$13.87198	to	$13.87198	$132	2.46%	0.10%	to	0.10%	4.02%	to	4.02%
December 31, 2010	8	$13.33628	to	$13.33628	$104	2.80%	0.10%	to	0.10%	5.64%	to	5.64%
December 31, 2009	6	$12.62447	to	$12.62447	$79	5.05%	0.10%	to	0.10%	12.00%	to	12.00%
December 31, 2008	5	$11.27158	to	$11.27158	$57	4.43%	0.10%	to	0.10%	-2.53%	to	-2.53%

	M Capital Appreciation Fund
December 31, 2012	1	$20.19222	to	$20.19222	$29	0.36%	0.00%	to	0.00%	17.43%	to	17.43%
December 31, 2011	1	$17.19477	to	$17.19477	$20	0.00%	0.00%	to	0.00%	-7.22%	to	-7.22%
December 31, 2010	1	$18.53329	to	$18.53329	$21	0.24%	0.00%	to	0.00%	27.00%	to	27.00%
December 31, 2009	1	$14.59268	to	$14.59268	$14	0.05%	0.00%	to	0.00%	48.61%	to	48.61%
December 31, 2008	1	$9.81970	to	$9.81970	$6	0.00%	0.00%	to	0.00%	-42.03%	to	-42.03%

	American Century VP Mid Cap Value Fund – Class 1 Shares (available May 1, 2008)
December 31, 2012	7	$13.71070	to	$13.71070	$96	2.09%	0.10%	to	0.10%	16.21%	to	16.21%
December 31, 2011	5	$11.79807	to	$11.79807	$65	1.43%	0.10%	to	0.10%	-0.79%	to	-0.79%
December 31, 2010	4	$11.89229	to	$11.89229	$48	2.37%	0.10%	to	0.10%	19.13%	to	19.13%
December 31, 2009	3	$9.98222	to	$9.98222	$31	3.14%	0.10%	to	0.10%	29.82%	to	29.82%
December 31, 2008	0	$7.68954	to	$7.68954	$2	0.00%	0.10%	to	0.10%	-24.65%	to	-24.65%

	AST Large-Cap Value Portfolio (available May 1, 2008)
December 31, 2012	305	$8.96129	to	$9.30099	$2,824	3.41%	0.10%	to	0.90%	15.84%	to	16.77%
December 31, 2011	298	$7.73572	to	$7.96507	$2,366	1.26%	0.10%	to	0.90%	-5.04%	to	-4.28%
December 31, 2010	283	$8.14615	to	$8.32128	$2,349	1.03%	0.10%	to	0.90%	12.15%	to	13.04%
December 31, 2009	271	$7.26363	to	$7.36106	$1,989	2.88%	0.10%	to	0.90%	18.37%	to	19.32%
December 31, 2008	245	$6.13644	to	$6.16939	$1,512	1.63%	0.10%	to	0.90%	-39.72%	to	-39.40%

	AST Small-Cap Growth Portfolio (available May 1, 2008)
December 31, 2012	162	$13.28088	to	$13.78388	$2,226	0.00%	0.10%	to	0.90%	11.17%	to	12.07%
December 31, 2011	148	$11.94595	to	$12.29988	$1,817	0.00%	0.10%	to	0.90%	-1.86%	to	-1.08%
December 31, 2010	145	$12.17259	to	$12.43406	$1,795	0.23%	0.10%	to	0.90%	35.20%	to	36.28%
December 31, 2009	136	$9.00344	to	$9.12396	$1,236	0.05%	0.10%	to	0.90%	32.71%	to	33.77%
December 31, 2008	119	$6.78407	to	$6.82044	$810	0.00%	0.10%	to	0.90%	-33.14%	to	-32.78%

	The Dreyfus Socially Responsible Growth Fund – Service Shares (available May 1, 2008)
December 31, 2012	0	$11.87889	to	$11.87889	$3	0.53%	0.10%	to	0.10%	11.59%	to	11.59%
December 31, 2011	0	$10.64546	to	$10.64546	$2	0.60%	0.10%	to	0.10%	0.55%	to	0.55%
December 31, 2010	0	$10.58715	to	$10.58715	$1	0.60%	0.10%	to	0.10%	14.43%	to	14.43%
December 31, 2009	0	$9.25211	to	$9.25211	$1	0.52%	0.10%	to	0.10%	33.31%	to	33.31%
December 31, 2008	0	$6.94043	to	$6.94043	$0	0.00%	0.10%	to	0.10%	-31.73%	to	-31.73%

A46

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Jennison 20/20 Focus Portfolio (available May 1, 2008)
December 31, 2012	46	$11.06610	to	$11.06610	$511	0.00%	0.10%	to	0.10%	10.93%	to	10.93%
December 31, 2011	39	$9.97615	to	$9.97615	$385	0.08%	0.10%	to	0.10%	-4.26%	to	-4.26%
December 31, 2010	35	$10.42032	to	$10.42032	$362	0.00%	0.10%	to	0.10%	7.73%	to	7.73%
December 31, 2009	22	$9.67279	to	$9.67279	$216	0.49%	0.10%	to	0.10%	57.67%	to	57.67%
December 31, 2008	7	$6.13465	to	$6.13465	$40	0.00%	0.10%	to	0.10%	-39.76%	to	-39.76%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares (available May 1, 2008)
December 31, 2012	3	$12.01376	to	$12.01376	$41	0.74%	0.10%	to	0.10%	16.01%	to	16.01%
December 31, 2011	3	$10.35549	to	$10.35549	$28	0.46%	0.10%	to	0.10%	-1.62%	to	-1.62%
December 31, 2010	1	$10.52627	to	$10.52627	$10	1.01%	0.10%	to	0.10%	19.40%	to	19.40%
December 31, 2009	0	$8.81578	to	$8.81578	$4	0.98%	0.10%	to	0.10%	35.53%	to	35.53%
December 31, 2008	0	$6.50477	to	$6.50477	$0	0.00%	0.10%	to	0.10%	-35.75%	to	-35.75%

	MFS® Utilities Series – Initial Class (available May 1, 2008)
December 31, 2012	15	$11.70362	to	$11.70362	$179	6.99%	0.10%	to	0.10%	13.37%	to	13.37%
December 31, 2011	12	$10.32340	to	$10.32340	$124	3.22%	0.10%	to	0.10%	6.68%	to	6.68%
December 31, 2010	9	$9.67717	to	$9.67717	$86	2.84%	0.10%	to	0.10%	13.69%	to	13.69%
December 31, 2009	7	$8.51168	to	$8.51168	$56	3.97%	0.10%	to	0.10%	33.08%	to	33.08%
December 31, 2008	2	$6.39575	to	$6.39575	$13	0.00%	0.10%	to	0.10%	-36.47%	to	-36.47%

	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares**** (available May 1, 2008)
December 31, 2012	-	$10.86755	to	$10.86755	$5	0.09%	0.10%	to	0.10%	10.63%	to	10.63%
December 31, 2011	1	$9.82302	to	$9.82302	$6	0.27%	0.10%	to	0.10%	-3.25%	to	-3.25%
December 31, 2010	1	$10.15289	to	$10.15289	$6	0.03%	0.10%	to	0.10%	22.64%	to	22.64%
December 31, 2009	0	$8.27884	to	$8.27884	$2	3.06%	0.10%	to	0.10%	31.18%	to	31.18%
December 31, 2008	0	$6.31123	to	$6.31123	$0	0.00%	0.10%	to	0.10%	-38.47%	to	-38.47%

	AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2008)
December 31, 2012	139	$12.38824	to	$12.85728	$1,778	0.00%	0.10%	to	0.90%	16.53%	to	17.47%
December 31, 2011	134	$10.63060	to	$10.94553	$1,463	0.00%	0.10%	to	0.90%	-2.57%	to	-1.79%
December 31, 2010	129	$10.91116	to	$11.14555	$1,433	0.00%	0.10%	to	0.90%	14.78%	to	15.69%
December 31, 2009	126	$9.50639	to	$9.63370	$1,212	0.00%	0.10%	to	0.90%	52.00%	to	53.22%
December 31, 2008	122	$6.25402	to	$6.28759	$764	0.13%	0.10%	to	0.90%	-38.57%	to	-38.24%

	AST Schroders Multi-Asset World Strategies Portfolio
December 31, 2012	10	$15.06428	to	$15.06428	$151	2.10%	0.25%	to	0.25%	10.86%	to	10.86%
December 31, 2011	7	$13.58842	to	$13.58842	$93	1.01%	0.25%	to	0.25%	-3.62%	to	-3.62%
December 31, 2010	1	$14.09909	to	$14.09909	$15	0.30%	0.25%	to	0.25%	11.53%	to	11.53%

	AST PIMCO Total Return Bond Portfolio (available December 4, 2009)
December 31, 2012	810	$11.74949	to	$12.07785	$9,708	2.70%	0.00%	to	0.90%	8.35%	to	9.32%
December 31, 2011	777	$10.84440	to	$11.04780	$8,541	1.74%	0.00%	to	0.90%	2.26%	to	3.18%
December 31, 2010	764	$10.60498	to	$10.70774	$8,160	1.77%	0.00%	to	0.90%	6.76%	to	7.72%
December 31, 2009	730	$9.93371	to	$9.94054	$7,253	0.00%	0.00%	to	0.90%	-0.32%	to	-0.26%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2012	38	$15.90434	to	$15.90434	$607	1.40%	0.25%	to	0.25%	13.21%	to	13.21%
December 31, 2011	20	$14.04797	to	$14.04797	$288	0.75%	0.25%	to	0.25%	1.73%	to	1.73%
December 31, 2010	2	$13.80923	to	$13.80923	$34	0.11%	0.25%	to	0.25%	11.26%	to	11.26%

	AST Wellington Management Hedged Equity Portfolio (available November 13, 2009)
December 31, 2012	655	$12.21399	to	$12.52266	$8,182	0.29%	0.10%	to	0.90%	10.02%	to	10.90%
December 31, 2011	633	$11.10187	to	$11.29192	$7,135	0.30%	0.10%	to	0.90%	-4.32%	to	-3.55%
December 31, 2010	590	$11.60267	to	$11.70781	$6,903	0.49%	0.10%	to	0.90%	13.61%	to	14.52%
December 31, 2009	537	$10.21245	to	$10.22336	$5,487	0.00%	0.10%	to	0.90%	1.37%	to	1.47%

	AST Balanced Asset Allocation Portfolio (available November 13, 2009)
December 31, 2012	1,152	$12.29364	to	$12.60414	$14,460	1.01%	0.10%	to	0.90%	11.47%	to	12.37%
December 31, 2011	1,092	$11.02843	to	$11.21707	$12,218	0.59%	0.10%	to	0.90%	-2.10%	to	-1.32%
December 31, 2010	1,024	$11.26449	to	$11.36659	$11,626	0.84%	0.10%	to	0.90%	11.31%	to	12.20%
December 31, 2009	925	$10.11979	to	$10.13062	$9,372	0.00%	0.10%	to	0.90%	0.69%	to	0.79%

A47

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Preservation Asset Allocation Portfolio (available November 20, 2009)
December 31, 2012	350	$12.01998	to	$12.32175	$4,284	1.13%	0.10%	to	0.90%	9.39%	to	10.27%
December 31, 2011	327	$10.98823	to	$11.17453	$3,641	0.92%	0.10%	to	0.90%	0.10%	to	0.89%
December 31, 2010	286	$10.97772	to	$11.07557	$3,159	1.38%	0.10%	to	0.90%	9.58%	to	10.46%
December 31, 2009	270	$10.01755	to	$10.02676	$2,704	0.00%	0.10%	to	0.90%	0.27%	to	0.36%

	AST First Trust Balanced Target Portfolio
December 31, 2012	7	$15.41937	to	$15.41937	$111	2.01%	0.25%	to	0.25%	10.36%	to	10.36%
December 31, 2011	5	$13.97181	to	$13.97181	$64	1.00%	0.25%	to	0.25%	-1.75%	to	-1.75%
December 31, 2010	0	$14.22079	to	$14.22079	$4	1.53%	0.25%	to	0.25%	14.08%	to	14.08%

	AST First Trust Capital Appreciation Target Portfolio
December 31, 2012	13	$15.52936	to	$15.52936	$202	1.43%	0.25%	to	0.25%	12.64%	to	12.64%
December 31, 2011	8	$13.78659	to	$13.78659	$108	0.83%	0.25%	to	0.25%	-6.45%	to	-6.45%
December 31, 2010	1	$14.73691	to	$14.73691	$21	0.22%	0.25%	to	0.25%	18.72%	to	18.72%

	AST Advanced Strategies Portfolio
December 31, 2012	21	$16.25861	to	$16.25861	$341	1.39%	0.25%	to	0.25%	13.37%	to	13.37%
December 31, 2011	11	$14.34163	to	$14.34163	$162	0.84%	0.25%	to	0.25%	-0.14%	to	-0.14%
December 31, 2010	2	$14.36148	to	$14.36148	$30	0.20%	0.25%	to	0.25%	13.42%	to	13.42%

	AST Schroders Global Tactical Portfolio
December 31, 2012	29	$16.19381	to	$16.19381	$471	0.56%	0.25%	to	0.25%	15.61%	to	15.61%
December 31, 2011	15	$14.00668	to	$14.00668	$211	0.22%	0.25%	to	0.25%	-2.63%	to	-2.63%
December 31, 2010	3	$14.38530	to	$14.38530	$39	0.06%	0.25%	to	0.25%	14.06%	to	14.06%

	AST CLS Moderate Asset Allocation Portfolio
December 31, 2012	18	$14.65438	to	$14.65438	$266	0.50%	0.25%	to	0.25%	10.01%	to	10.01%
December 31, 2011	7	$13.32122	to	$13.32122	$98	0.30%	0.25%	to	0.25%	-2.06%	to	-2.06%
December 31, 2010	3	$13.60173	to	$13.60173	$37	0.02%	0.25%	to	0.25%	11.64%	to	11.64%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares****
December 31, 2012	2	$12.45270	to	$12.45270	$22	0.20%	0.10%	to	0.10%	19.22%	to	19.22%
December 31, 2011	2	$10.44507	to	$10.44507	$17	0.33%	0.10%	to	0.10%	0.10%	to	0.10%
December 31, 2010	1	$10.43481	to	$10.43481	$15	0.93%	0.10%	to	0.10%	26.82%	to	26.82%
December 31, 2009	2	$8.22815	to	$8.22815	$13	0.98%	0.10%	to	0.10%	35.19%	to	35.19%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2012	2,551	$10.21817	to	$10.35536	$26,375	0.49%	0.10%	to	0.90%	10.90%	to	11.78%
December 31, 2011	2,513	$9.21410	to	$9.26369	23,265	0.00%	0.10%	to	0.90%	-7.86%	to	-7.36%

	TOPS Aggressive Growth ETF Portfolio**** (available August 22, 2011)
December 31, 2012	1	$12.39204	to	$12.39204	$10	0.21%	0.10%	to	0.10%	16.52%	to	16.52%
December 31, 2011	0	$10.63492	to	$10.63492	$1	0.00%	0.10%	to	0.10%	6.09%	to	6.09%

	TOPS Balanced ETF Portfolio**** (available August 22, 2011)
December 31, 2012	0	$11.53303	to	$11.53303	$1	0.06%	0.10%	to	0.10%	11.75%	to	11.75%
December 31, 2011	0	$10.32021	to	$10.32021	$0	0.00%	0.10%	to	0.10%	3.09%	to	3.09%

	TOPS Capital Preservation ETF Portfolio**** (available August 22, 2011)
December 31, 2012	0	$11.22754	to	$11.22754	0	0.00%	0.10%	to	0.10%	10.05%	to	10.05%
December 31, 2011	0	$10.20246	to	$10.20246	$0	0.00%	0.10%	to	0.10%	2.03%	to	2.03%

	TOPS Growth ETF Portfolio (available August 22, 2011)
December 31, 2012	1	$13.17957	to	$13.17957	$12	0.17%	0.10%	to	0.10%	15.88%	to	15.88%
December 31, 2011	0	$11.37353	to	$11.37353	$2	0.00%	0.10%	to	0.10%	13.60%	to	13.60%

	TOPS Moderate Growth ETF Portfolio (available August 22, 2011)
December 31, 2012	1	$11.86191	to	$11.86191	$10	0.32%	0.10%	to	0.10%	14.77%	to	14.77%
December 31, 2011	0	$10.33525	to	$10.33525	$2	0.00%	0.10%	to	0.10%	3.24%	to	3.24%

	TOPS Protected Balanced ETF Portfolio (available August 22, 2011)
December 31, 2012	2	$10.31049	to	$10.83511	$22	0.12%	0.10%	to	0.25%	2.81%	to	8.12%
December 31, 2011	0	$10.02131	to	$10.02131	$3	0.00%	0.25%	to	0.25%	0.22%	to	0.22%

A48

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS Protected Growth ETF Portfolio (available August 22, 2011)
December 31, 2012	7	$10.27170	to	$10.83326	$77	0.07%	0.10%	to	0.25%	2.41%	to	7.97%
December 31, 2011	1	$10.03347	to	$10.03347	$10	0.00%	0.25%	to	0.25%	0.23%	to	0.23%

	TOPS Protected Moderate Growth ETF Portfolio (available August 22, 2011)
December 31, 2012	4	$10.31301	to	$10.87316	$40	0.13%	0.10%	to	0.25%	2.73%	to	8.39%
December 31, 2011	1	$10.03171	to	$10.03171	$6	0.00%	0.25%	to	0.25%	0.11%	to	0.11%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2012 or from the effective date of the subaccount through the end of the reporting period.

****	Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Pruco Life of NewJersey Variable Appreciable Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality & expense charges. These fees range from an effective annual rate of up to 0.45% to 0.90%, per Contract. Expenses of the underlying Fund portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded. Charges deducted from premium payments range from 0% to 22.5%, except that VAL2 and SVAL2 Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

A49

Note 7:	Financial Highlights (Continued)

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•	The Account charges from $0.01 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from 0% to 100% of the Sales Load Target Premium, except for VAL2, SVUL2NJ, and VULPNJ Contracts, where the fees range from $0 to $28.26 per $1,000 of Basic Insurance Amount. We charge a combination of 0% – 50% of the first year’s annual premium plus $0 to $5 per $1,000 of Face Amount for SVAL2 Contracts.

•	The Account charges a Guaranteed Death Benefit fee of $0.01 per $1,000 of Face Amount for VAL2 and SVAL2 Contracts.

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $2.50 to $30.00 per Contract plus $0.00 to $1.87 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

Expense Reimbursement

Expenses, including a management fee charged by Prudential Investment LLC, are incurred by each portfolio of the Series Fund. Pursuant to a prior merger agreement, the Money Market, Diversified Bond, Equity, Flexible Managed and Conservative Balanced subaccounts of the Account are reimbursed by Pruco Life of New Jersey for expenses indirectly incurred through their investment in the respective portfolios of the Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolio.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account.

Withdrawals and other charges—are various contract level charges as described in contract charges and features section located above.

A50

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life of New Jersey Variable Appreciable Account at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2013

A51

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2012, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2012.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company’s registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 15, 2013

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2012 and December 31, 2011 (in thousands, except share amounts)

	December 31, 2012	December 31, 2011
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2012–$976,665 ; 2011–$1,132,908)	$1,066,071	$1,219,904
Equity securities, available for sale, at fair value (cost: 2012–$1,303; 2011–$1,521)	1,381	1,420
Trading account assets, at fair value	1,390	1,569
Policy loans	173,622	177,162
Short-term investments	2,226	1,069
Commercial mortgage and other loans	221,728	230,201
Other long-term investments	41,312	29,075

Total investments	1,507,730	1,660,400
Cash and cash equivalents	50,596	26,723
Deferred policy acquisition costs	327,832	262,895
Accrued investment income	15,782	17,275
Reinsurance recoverables	870,122	522,762
Receivables from parents and affiliates	29,221	23,148
Deferred sales inducements	70,728	48,101
Income taxes	33,557	-
Other assets	9,131	8,830
Separate account assets	8,373,780	6,258,008

TOTAL ASSETS	$11,288,479	$8,828,142

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$1,221,932	$1,133,080
Future policy benefits and other policyholder liabilities	825,869	691,967
Cash collateral for loaned securities	2,134	17,012
Securities sold under agreements to repurchase	-	3,216
Income taxes	-	23,178
Short-term debt to affiliates	24,000	26,000
Long-term debt to affiliates	85,000	44,000
Payables to parent and affiliates	2,383	2,267
Other liabilities	83,541	67,081
Separate account liabilities	8,373,780	6,258,008

TOTAL LIABILITIES	10,618,639	8,265,809

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($5 par value; 400,000 shares, authorized, issued and outstanding)	2,000	2,000
Additional paid-in capital	211,049	207,928
Retained earnings	409,342	305,281
Accumulated other comprehensive income	47,449	47,124

TOTAL EQUITY	669,840	562,333

TOTAL LIABILITIES AND EQUITY	$11,288,479	$8,828,142

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2012, 2011 and 2010 (in thousands)

	2012	2011	2010
REVENUES
Premiums	$14,133	$15,305	$14,733
Policy charges and fee income	146,460	113,472	53,611
Net investment income	79,655	77,556	77,044
Asset administration fees	29,462	21,630	11,084
Other income	4,418	3,253	4,915
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(3,852)	(7,483)	(21,164)
Other-than-temporary impairments on fixed maturity securities transferred to Other comprehensive income	2,382	7,215	18,612
Other realized investment gains (losses), net	11,947	(109,788)	59,567

Total realized investment gains (losses), net	10,477	(110,056)	57,015

TOTAL REVENUES	284,605	121,160	218,402

BENEFITS AND EXPENSES
Policyholders’ benefits	35,689	27,226	(198)
Interest credited to policyholders’ account balances	31,952	62,222	37,125
Amortization of deferred policy acquisition costs	7,145	90,046	8,662
General, administrative and other expenses	66,552	50,061	41,997

TOTAL BENEFITS AND EXPENSES	141,338	229,555	87,586

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	143,267	(108,395)	130,816

Income taxes:
Current	64,255	(715)	23,841
Deferred	(25,049)	(47,893)	15,967

Total income tax expense (benefit)	39,206	(48,608)	39,808

NET INCOME (LOSS)	$104,061	$(59,787)	$91,008

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	33	(32)	(34)
Unrealized investment gains (losses) for the period	12,645	21,317	19,876
Reclassification adjustment for (gains) losses included in net income	(12,176)	6,397	6,670

Net unrealized investment gains (losses)	469	27,714	26,546

Other comprehensive income (loss), before tax:	502	27,682	26,512
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	12	(11)	(12)
Net unrealized investment gains (losses)	165	9,700	9,291

Total	177	9,689	9,279
Other comprehensive income (loss), net of tax:	325	17,993	17,233

COMPREHENSIVE INCOME (LOSS)	$104,386	$(41,794)	$108,241

See Notes to Financial Statements

]

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Statements of Equity
Years Ended December 31, 2012, 2011 and 2010 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity

Balance, December 31, 2009	$2,000	$168,998	$332,718	$9,936	$513,652
Impact of adoption of accounting changes	-	-	(58,658)	1,962	(56,696)
Affiliated asset transfers	-	744	-	-	744
Comprehensive income (loss):
Net income (loss)	-	-	91,008	-	91,008
Other comprehensive income (loss), net of tax	-	-	-	17,233	17,233

Total comprehensive income (loss)					108,241

Balance, December 31, 2010	$2,000	$169,742	$365,068	$29,131	$565,941
Contributed Capital	-	38,000	-	-	38,000
Affiliated asset transfers	-	186	-	-	186
Comprehensive income (loss):
Net income (loss)	-	-	(59,787)	-	(59,787)
Other comprehensive income (loss), net of tax	-	-	-	17,993	17,993

Total comprehensive income (loss)					(41,794)

Balance, December 31, 2011	$2,000	$207,928	$305,281	$47,124	$562,333
Contributed/distributed capital- parent/child asset transfers	-	3,121	-	-	3,121
Comprehensive income (loss):
Net income (loss)	-	-	104,061	-	104,061
Other comprehensive income (loss), net of tax	-	-	-	325	325

Total comprehensive income (loss)					104,386

Balance, December 31, 2012	$2,000	$211,049	$409,342	$47,449	$669,840

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Statements of Cash Flows
Years Ended December 31, 2012, 2011 and 2010 (in thousands)

	2012	2011	2010
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$104,061	$(59,787)	$91,008
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	(12,488)	(25,622)	(13,636)
Interest credited to policyholders’ account balances	31,952	62,222	37,125
Realized investment (gains) losses, net	(10,477)	110,056	(57,015)
Amortization and other non-cash items	(9,959)	(2,359)	(3,906)
Change in:
Future policy benefits and other insurance liabilities	132,050	93,600	90,575
Reinsurance recoverables	(101,575)	(127,939)	(97,731)
Accrued investment income	(247)	(910)	468
Receivables from parent and affiliates	(6,045)	2,213	(6,108)
Payables to parent and affiliates	115	(3,569)	1,643
Deferred policy acquisition costs	(83,684)	(25)	(61,853)
Income taxes payable	(12,047)	(73,506)	10,966
Deferred sales inducements	(19,219)	(22,392)	(21,594)
Other, net	(2,598)	(13,260)	15,508

Cash flows from (used in) operating activities	$9,839	$(61,278)	$(14,550)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	$156,250	$171,016	$211,850
Short-term investments	13,568	21,230	42,060
Policy loans	18,879	20,142	17,827
Ceded policy loans	(337)	-	-
Commercial mortgage and other loans	39,474	27,533	28,189
Other long-term investments	2,115	1,373	1,591
Equity securities, available for sale	2,660	474	2,000
Payments for the purchase/origination of:
Fixed maturities, available for sale	(143,093)	(293,216)	(190,281)
Short-term investments	(14,725)	(14,899)	(21,491)
Policy loans	(21,058)	(14,130)	(15,966)
Ceded policy loans	6,890	-	-
Commercial mortgage and other loans	(66,362)	(75,298)	(41,700)
Other long-term investments	(12,164)	(7,533)	(8,609)
Equity securities, available for sale	(2,508)	(1,347)	(158)
Notes receivable from parent and affiliates, net	(248)	1,334	13,926
Other	(103)	24	320

Cash flows from (used in) investing activities	$(20,762)	$(163,297)	$39,558

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	$215,909	$159,318	171,435
Ceded policyholders’ account deposits	(79,417)	-	-
Policyholders’ account withdrawals	(123,185)	(83,438)	(151,600)
Ceded policyholders’ account withdrawals	1,436	-	-
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(18,094)	16,859	(29,304)
Contributed capital	-	38,000	10
Affiliated asset transfers	-	186	-
Net change in financing arrangements (maturities 90 days or less)	(13,000)	26,000	-
Drafts outstanding	(853)	(37,588)	39,811
Net change in long-term borrowing	52,000	44,000	-

Cash flows from (used in) financing activities	$34,796	$163,337	$30,352

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	23,873	(61,238)	55,360
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	26,723	87,961	32,601

CASH AND CASH EQUIVALENTS, END OF PERIOD	$50,596	$26,723	$87,961

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$97,799	$25,000	$28,842
Interest paid	$1,683	$98	$4

Significant Non Cash Transactions

Cash Flows from Investing Activities in the December 31, 2012 Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company and Prudential Arizona Reinsurance Universal Company, or PAR U, an affiliate (See Note 13). The assets transferred included $156 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $46 million to Prudential Financial Inc., the Company’s ultimate parent company, to settle tax expenses arising from this coinsurance transaction.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the (“Company”), is a wholly owned subsidiary of the Pruco Life Insurance Company, or (“Pruco Life”), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, (“Prudential Insurance”). Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or (“Prudential Financial”). The Company is licensed to sell life insurance and annuities, primarily through third party distributors, in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation (“PALAC”), an affiliate of the Company, ceased offering its existing variable and fixed annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC’s existing variable annuities. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities.

Basis of Presentation

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or “U.S. GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.    SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” or (“AOCI.”)

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these assets are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Equity securities, available-for-sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, and future policy benefits that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage loans and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of estimated gross profits, estimated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 30 – 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offers various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 7 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have annuitized, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than variable and interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC.A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “future policy benefits and other policyholder liabilities.” Assumed interest rates ranged from 1.00% to 8.25% at December 31, 2012, and from 1.00% to 8.25% at December 31, 2011.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Asset Administration Fees

The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-U.S. earnings. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables,” respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in “Realized investment gains (losses), net.”

The Company entered into a new coinsurance agreement with an affiliate, PAR U, effective July 1, 2011. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within the Company. The settlement feature of this agreement was accounted for as a derivative (See Note 13).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs”, and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a material effect on the Company’s financial position or results of operations.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s financial position, results of operations, or financial statement disclosures.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company’s financial position, results of operations, and financial statement disclosures.

The following tables present amounts as previously reported in 2011 and the effect of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above within the “Effect of Change” column.

Statements of Financial Position:
	December 31, 2011

	As Previously Reported (1)	Effect of Change	As Currently Reported (1)

	(in thousands)
Deferred policy acquisition costs	$354,167	$(91,272)	$262,895
TOTAL ASSETS	8,919,414	(91,272)	8,828,142

Policyholders’ account balances	1,132,897	183	1,133,080
Income taxes payable	55,188	(32,010)	23,178
TOTAL LIABILITIES	8,297,636	(31,827)	8,265,809

Retained earnings	370,352	(65,071)	305,281
Accumulated other comprehensive income	41,498	5,626	47,124
TOTAL EQUITY	621,778	(59,445)	562,333
TOTAL LIABILITIES AND EQUITY	$8,919,414	$(91,272)	$8,828,142

(1)
“As previously reported” column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the U.S. Securities and Exchange commission (“SEC”) on March 9, 2012. “As currently reported” column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Operations:
	Year Ended December 31, 2011

	As Previously Reported (1)	Effect of Change	As Currently Reported (1)

	(in thousands)
REVENUES
Policy charges and fee income	$113,444	$28	$113,472
Total revenues	121,132	28	121,160
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	105,101	(15,055)	90,046
General, administrative and other expenses	35,785	14,276	50,061
Total benefits and expenses	230,334	(779)	229,555
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(109,202)	807	(108,395)
Income tax expense (benefit)	(48,891)	283	(48,608)
NET INCOME (LOSS)	$(60,311)	$524	$(59,787)

(1)
“As previously reported” column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. “As currently reported” column was included in the 8-K/A filed with the SEC on November 29, 2012.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Statements of Operations:
	Year Ended December 31, 2010

	As Previously Reported (1)	Effect of Change	As Currently Reported (1)

	(in thousands)
REVENUES
Policy charges and fee income	$53,446	$165	$53,611
Total revenues	218,237	165	218,402
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	12,821	(4,159)	8,662
General, administrative and other expenses	27,002	14,995	41,997
Total benefits and expenses	76,750	10,836	87,586
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	141,487	(10,671)	130,816
Income tax expense (benefit)	43,542	(3,734)	39,808
NET INCOME (LOSS)	$97,945	$(6,937)	$91,008

(1)
“As previously reported” column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. “As currently reported” column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Cash Flows:
	Year Ended December 31, 2011

	As Previously Reported (1)	Effect of Change	As Currently Reported (1)

	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$(60,311)	$524	$(59,787)
Policy charges and fee income	(25,594)	(28)	(25,622)
Change in:
Deferred policy acquisition costs	754	(779)	(25)
Income taxes payable	(73,789)	283	(73,506)
Cash flows from (used in) operating activities	$(61,278)	$-	$(61,278)

(1)
“As previously reported” column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. “As currently reported” column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Cash Flows:
	Year Ended December 31, 2010
	As Previously Reported (1)	Effect of Change	As Currently Reported (1)

	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$97,945	$(6,937)	$91,008
Policy charges and fee income	(13,471)	(165)	(13,636)
Change in:
Deferred policy acquisition costs	(72,689)	10,836	(61,853)
Income taxes payable	14,700	(3,734)	10,966
Cash flows from (used in) operating activities	$(14,550)	$-	$(14,550)

(1)
“As previously reported” column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. “As currently reported” column was included in the 8-K/A filed with the SEC on November 29, 2012.

Future Adoption of New Accounting Pronouncements

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. This guidance is not expected to impact the Company’s statements of financial position or cash flows. The Company is currently assessing the impact of this guidance on the Company’s statements of operations and equity and the notes to financial statements.

3.    INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$25,681	$5,627	$-	$31,308	$-
Obligations of U.S. states and their political subdivisions	2,787	162	-	2,949	-
Foreign government bonds	11,523	1,627	-	13,150	-
Public utilities	96,733	9,761	-	106,494	-
All other corporate securities	646,447	58,447	362	704,532	(45)
Asset-backed securities (1)	61,578	1,944	95	63,427	(2,278)
Commercial mortgage-backed securities	70,799	7,433	9	78,223	-
Residential mortgage-backed securities (2)	61,117	4,871	-	65,988	(331)

Total fixed maturities, available-for-sale	$976,665	$89,872	$466	$1,066,071	$(2,654)

Equity securities, available-for-sale
Common Stocks:
Industrial, miscellaneous & other	$250	$69	$5	$314
Non-redeemable preferred stocks	1,053	14	-	1,067

Total equity securities, available-for-sale	$1,303	$83	$5	$1,381

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI” which were not included in earnings. Amount excludes $3 million of net unrealized gains on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	December 31, 2011 (4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$29,889	$6,049	$-	$35,938	$-
Obligations of U.S. states and their political subdivisions	2,793	33	-	2,826
Foreign government bonds	20,868	2,163	-	23,031	-
Public utilities	97,991	8,842	54	106,779	-
All other corporate securities	732,330	57,705	793	789,242	(45)
Asset-backed securities (1)	72,050	1,647	2,065	71,632	(3,513)
Commercial mortgage-backed securities	89,238	6,770	2	96,006	-
Residential mortgage-backed securities (2)	87,749	6,859	158	94,450	(391)

Total fixed maturities, available-for-sale	$1,132,908	$90,068	$3,072	$1,219,904	$(3,949)

Equity securities, available-for-sale
Common Stocks:
Industrial, miscellaneous & other	$405	$-	$70	$335
Non-redeemable preferred stocks	1,116	1	32	1,085

Total equity securities available-for-sale	$1,521	$1	$102	$1,420

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $3 million of net unrealized gains or losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

(4)	Prior period’s amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2012, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$76,587	$78,473
Due after one year through five years	268,259	290,501
Due after five years through ten years	241,842	270,451
Due after ten years	196,483	219,008
Asset-backed securities	61,578	63,427
Commercial mortgage-backed securities	70,799	78,223
Residential mortgage-backed securities	61,117	65,988

Total	$976,665	$1,066,071

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2012	2011	2010
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$11,599	$36,118	$35,017
Proceeds from maturities/repayments	144,385	135,127	157,785
Gross investment gains from sales, prepayments, and maturities	13,712	2,614	4,160
Gross investment losses from sales and maturities	(1)	(88)	(83)
Equity securities, available-for-sale
Proceeds from sales	$2,660	$2	$-
Proceeds from maturities/repayments	-	472	2,000
Gross investment gains from sales	146	368	139
Gross investment losses from sales	-	-	-
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(1,469)	$(268)	$(2,554)
Writedowns for other-than-temporary impairment losses on equity securities	(211)	(326)	-

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in OCI. For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31, 2012	Year Ended December 31, 2011
	(in thousands)
Balance, beginning of period	$3,438	$6,763
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,039)	(3,643)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	-	-
Credit loss impairment recognized in the current period on securities not previously impaired	-	-
Additional credit loss impairments recognized in the current period on securities previously impaired	70	268
Increases due to the passage of time on previously recorded credit losses	165	323
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(223)	(273)

Balance, end of period	$2,411	$3,438

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets

The following table sets forth the composition of trading account assets, at fair value as of the dates indicated:

	December 31, 2012		December 31, 2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Trading account assets	(in thousands)
Equity securities (1)	$1,695	$1,390	$1,695	$1,569

(1)	Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income” was ($0.2) million of losses, ($0.1) million of losses and $0.0 million during the years ended December 31, 2012, 2011 and 2010, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2012		December 31, 2011
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and other loans by property type:
Industrial	$36,691	16.5%	$42,883	18.5%
Retail	64,591	29.0	55,215	23.8
Apartments/Multi-Family	60,663	27.2	37,689	16.3
Office	18,534	8.3	26,100	11.3
Hospitality	9,742	4.4	14,475	6.2
Other	12,211	5.5	37,150	16.1

Total commercial mortgage loans	202,432	90.9	213,512	92.2
Agricultural property loans	20,458	9.1	18,098	7.8

Total commercial mortgage and agricultural loans by property type	222,890	100.0%	231,610	100.0%

Valuation allowance	(1,162)		(1,410)

Total net commercial and agricultural mortgage loans by property type	$221,728		$230,200

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in New York (14%), Florida (13%), and Texas (13%) at December 31, 2012.

Activity in the allowance for losses for all commercial mortgage and other loans for the years ended December 31, is as follows:

	December 31, 2012	December 31, 2011	December 31, 2010
	(in thousands)
Allowance for losses, beginning of year	$1,410	$1,409	$2,379
Addition to / (release of) allowance of losses	(248)	1	(970)

Allowance for losses, end of year (1)	$1,162	$1,410	$1,409

(1)	Agricultural loans represent $0.03 million, $0.02 million, and $0.02 million of the ending allowance at December 31, 2012, 2011 and 2010, respectively.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31:

	December 31, 2012	December 31, 2011

	Total Loans
	(in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)	$-	$-
Ending balance: collectively evaluated for impairment (2)	1,162	1,410

Total ending balance	$1,162	$1,410

Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)	$-	$-
Ending balance gross of reserves: collectively evaluated for impairment (2)	222,890	231,612

Total ending balance, gross of reserves	$222,890	$231,612

(1)	There were no agricultural loans individually evaluated for impairments at December 31, 2012 and 2011.

(2)	Agricultural loans collectively evaluated for impairment had a recorded investment of $20 million and $18 million with no related allowances at December 31, 2012 and 2011, respectively.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. As of both December 31, 2012 and 2011, there were no impaired commercial mortgage loans identified in management’s specific review.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. As of both December 31, 2012 and 2011, the Company held no such loans. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2012 and 2011, 98% of the $218 million recorded investment and 94% of the $232 million recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2012 and 2011, 98% and 99% of the recorded investment, respectively, had a debt service coverage ratio of 1.0X or greater. As of December 31, 2012, approximately $4 million or 2% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2011, approximately $2 million or 1% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

As of both December 31, 2012 and 2011, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

Commercial mortgage and other loans on nonaccrual status totaled $0 million and $3.2 million as of December 31, 2012 and 2011, respectively, and were primarily related to Hospitality. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2012 and 2011, there were no commercial mortgage and other loans sold or acquired.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. The Company has no outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

As of December 31, 2012, there were no additional funds the Company has committed to provide to borrowers involved in a troubled debt restructuring.

Other Long-Term Investments

“Other long-term investments” are comprised as follows at December 31:

	2012	2011
	(in thousands)
Company’s investment in Separate accounts	$1,765	$1,662
Joint ventures and limited partnerships	27,309	20,725
Derivatives	12,238	6,688

Total other long-term investments	$41,312	$29,075

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2012	2011	2010
	(in thousands)
Fixed maturities, available-for-sale	$56,024	$57,285	$57,502
Equity securities, available-for-sale	11	12	148
Trading account assets	15	11	-
Commercial mortgage and other loans	13,503	12,187	11,264
Policy loans	9,626	9,503	9,363
Short-term investments and cash equivalents	80	85	129
Other long-term investments	4,012	1,718	1,691

Gross investment income	83,271	80,801	80,097
Less: investment expenses	(3,616)	(3,245)	(3,053)

Net investment income	$79,655	$77,556	$77,044

Carrying value for non-income producing assets included in fixed maturities totaled $0.5 million as of December 31, 2012. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2012	2011	2010
	(in thousands)
Fixed maturities	$12,242	$2,257	$1,523
Equity securities	(66)	42	139
Commercial mortgage and other loans	3,926	(1)	970
Short-term investments and cash equivalents	-	-	5
Joint ventures and limited partnerships	-	(44)	-
Derivatives	(5,625)	(112,310)	54,378

Realized investment gains (losses), net	$10,477	$(110,056)	$57,015

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2009	$(5,981)	$3,653	$(1,383)	$1,299	$(2,412)
Cumulative effect of adoption of accounting principle	-	(765)	5	266	(494)
Net investment gains (losses) on investments arising during the period	(821)	-	-	287	(534)
Reclassification adjustment for (gains) losses included in net income	2,504	-	-	(876)	1,628
Reclassification adjustment for OTTI losses excluded from net income(1)	(11)	-	-	4	(7)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(1,040)	-	364	(676)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	594	(208)	386

Balance, December 31, 2010	$(4,309)	$1,848	$(784)	$1,136	$(2,109)

Net investment gains (losses) on investments arising during the period	843	-	-	(295)	548
Reclassification adjustment for (gains) losses included in net income	2,049	-	-	(717)	1,332
Reclassification adjustment for OTTI losses excluded from net income(1)	-	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(1,109)	-	388	(721)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	642	(225)	417

Balance, December 31, 2011	$(1,417)	$739	$(142)	$287	$(533)

Net investment gains (losses) on investments arising during the period	873	-	-	(306)	567
Reclassification adjustment for (gains) losses included in net income	880	-	-	(308)	572
Reclassification adjustment for OTTI losses excluded from net income(1)	(106)	-	-	37	(69)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(644)	-	225	(419)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	306	(107)	199

Balance, December 31, 2012	$230	$95	$164	$(172)	$317

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2009	$32,279	$(19,652)	$6,270	$(6,615)	$12,282
Cumulative effect of adoption of accounting principle	-	3,797	(21)	(1,321)	2,455
Net investment gains (losses) on investments arising during the period	24,868	-	-	(8,704)	16,164
Reclassification adjustment for (gains) losses included in net income	4,166	-	-	(1,458)	2,708
Reclassification adjustment for OTTI losses excluded from net income(2)	11	-	-	(4)	7
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(8,437)	-	2,953	(5,484)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	4,712	(1,649)	3,063

Balance, December 31, 2010	$61,324	$(24,292)	$10,961	$(16,798)	$31,195

Net investment gains (losses) on investments arising during the period	23,930	-	-	(8,375)	15,555
Reclassification adjustment for (gains) losses included in net income	4,348	-	-	(1,522)	2,826
Reclassification adjustment for OTTI losses excluded from net income(2)	-	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(7,406)	-	2,592	(4,814)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	4,418	(1,546)	2,872

Balance, December 31, 2011	$89,602	$(31,698)	$15,379	$(25,649)	$47,634

Net investment gains (losses) on investments arising during the period	13,098	-	-	(4,584)	8,514
Reclassification adjustment for (gains) losses included in net income	(13,056)	-	-	4,570	(8,486)
Reclassification adjustment for OTTI losses excluded from net income(2)	106	-	-	(37)	69
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	5,389	-	(1,886)	3,503
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	(6,378)	2,232	(4,146)

Balance, December 31, 2012	$89,750	$(26,309)	$9,001	$(25,354)	$47,088

(1)	Includes cash flow hedges. See Note 11 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2012	2011	2010
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$230	$(1,417)	$(4,309)
Fixed maturity securities, available-for-sale—all other	89,176	88,414	61,195
Equity securities, available-for-sale	78	(100)	(227)
Derivatives designated as cash flow hedges (1)	(1,327)	(630)	(1,100)
Other investments	1,823	1,918	1,456

Net unrealized gains (losses) on investments	$89,980	$88,185	$57,015

(1)	See Note 11 for more information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31, 2012 and 2011:

	December 31, 2012
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$-	$-	$-	$-	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-	-
Foreign government bonds	-	-	-	-	-	-
Corporate securities	20,938	241	1,014	121	21,952	362
Commercial mortgage-backed securities	-	-	484	9	484	9
Asset-backed securities	2,500	8	569	87	3,069	95
Residential mortgage-backed securities	-	-	-	-	-	-

Total	$23,438	$249	$2,067	$217	$25,505	$466

Equity securities, available-for-sale	$25	$5	$-	$-	$25	$5

	December 31, 2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$-	$-	$-	$-	$-
Obligations of U.S. states and their political subdivisions
Corporate securities	31,041	670	998	177	32,039	847
Asset-backed securities	33,246	285	7,384	1,780	40,630	2,065
Commercial mortgage-backed securities	-	-	1,051	2	1,051	2
Residential mortgage-backed securities	4,367	158	-	-	4,367	158

Total	$68,654	$1,113	$9,433	$1,959	$78,087	$3,072

Equity securities, available-for-sale	$316	$102	$-	$-	$316	$102

The gross unrealized losses, related to fixed maturities at December 31, 2012 and 2011, are composed of $0.2 million and $1.0 million, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners, or “NAIC”, or equivalent rating and $0.3 million and $2.0 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2012, none the gross unrealized losses represented declines in value of greater than 20%, as compared to $1.6 million at December 31, 2011, that represented declines in value of greater than 20%, $0.1 million of which had been in that position for less than six months. At December 31, 2012, the $0.2 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and corporate securities. At December 31, 2011, the $2.0 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2012 or 2011. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2012, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2012, none of the gross unrealized losses related to equity securities, represented declines in value of greater than 20%, all of which have been in that position for less than nine months. At December 31, 2011, $0.1 million of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2012 or 2011.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

	2012	2011
	(in thousands)
Fixed maturity securities, available-for-sale	$2,075	$19,670

Total securities pledged	$2,075	$19,670

As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $2.1 million. Of this amount, $0.0 million was “Securities sold under agreements to repurchase” and $2.1 million was “Cash collateral for loaned securities. As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $20.2 million. Of this amount, $3.2 million was “Securities sold under agreements to repurchase” and $17.0 million was “Cash collateral for loaned securities.”

Fixed maturities of $3.9 million and $0.5 million at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.    DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)
Balance, beginning of year	$262,895	$271,179	$218,756
Capitalization of commissions, sales and issue expenses	90,829	90,072	70,516
Amortization- Impact of assumption and experience unlocking and true-ups	1,044	(983)	13,484
Amortization- All other	(8,189)	(89,063)	(22,147)
Change in unrealized investment gains and losses	4,870	(8,310)	(9,430)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)	(23,616)	-	-

Balance, end of year	$327,832	$262,895	$271,179

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 13).

Ceded capitalization was $33 million, $19 million and $29 million in 2012, 2011 and 2010, respectively. Ceded amortization amounted to $11 million, $7 million and $9 million in 2012, 2011 and 2010, respectively. The ceded portion of the impact of changes in unrealized gains (losses) increased the deferred acquisition cost asset $24 million in 2012.

5.    POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

	2012	2011
	(in thousands)
Life insurance	$694,076	$602,884
Individual annuities	7,057	6,744
Policy claims and other liabilities	124,736	82,339

Total future policy benefits	$825,869	$691,967

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 1.65% to 7.25%, with 0% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed more fully in Note 7. The interest rates used in the determination of the present values range from 0.53% to 6.20%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 are as follows:

	2012	2011
	(in thousands)
Interest-sensitive life contracts	$876,585	$794,528
Individual annuities	196,432	207,149
Guaranteed interest accounts	36,109	38,125
Other	112,806	93,278

Total policyholders’ account balances	$1,221,932	$1,133,080

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive contracts range from 3.00% to 4.95%. Interest crediting rates for individual annuities range from 1.00% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 1.00% to 5.25%. Interest crediting rates range from 0.50% to 3.50% for other.

6.    REINSURANCE

The Company participates in reinsurance with its affiliates PARCC, Pruco Re, PAR U, and PAR TERM, and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance “COLI” policies with Pruco Life.

Reinsurance amounts included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
Premiums	$174,418	$167,113	$164,009
Reinsurance ceded	(160,285)	(151,808)	(149,276)

Premiums	$14,133	$15,305	$14,733

Direct policy charges and fees	$206,296	$161,829	$120,146
Reinsurance ceded	(59,836)	(48,357)	(66,535)

Policy charges and fees	$146,460	$113,472	$53,611

Policyholders’ benefits ceded	$105,170	$100,442	$95,634

Realized capital gains (losses) net, associated with derivatives	$(1,620)	$(26,567)	$(407)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Realized investment gains and losses include the reinsurance of certain of the Company’s embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses).” The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The reinsurance agreements contain derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables included in the Company’s Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)
Domestic life insurance-affiliated	$783,374	$467,687
Domestic individual annuities-affiliated	85,203	53,696
Domestic life insurance-unaffiliated	1,545	1,379

	$870,122	$522,762

Substantially all reinsurance contracts are with affiliates as of December 31, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2012	2011	2010
	(in thousands)
Gross life insurance face amount in force	$101,793,986	$97,879,303	$96,896,483
Reinsurance ceded	(92,025,256)	(88,113,164)	(86,500,898)

Net life insurance face amount in force	$9,768,730	$9,766,139	$10,395,585

7.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2012 and 2011, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2012			December 31, 2011
	In the Event of Death	At Annuitization / Accumulation (1)		In the Event of Death	At Annuitization / Accumulation (1)
	(in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value	$4,511,432	$	N/A	$2,989,255	$	N/A
Net amount at risk	$10,272	$	N/A	$72,823	$	N/A
Average attained age of contractholders	60		N/A	74		N/A
Minimum return or contract value
Account value	$1,653,925		$5,523,025	$1,290,856		$3,691,282
Net amount at risk	$25,195		$171,890	$91,715		$249,224
Average attained age of contractholders	64		60	72		59
Average period remaining until earliest expected annuitization	N/A		0.15 years	N/A		0.63 years

(1)	Includes income and withdrawal benefits as described herein

	December 31, 2012	December 31, 2011
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$643,930	$576,747
General account value	$298,222	$217,849
Net amount at risk	$6,992,592	$6,137,072
Average attained age of contractholders	51 years	50 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2012	December 31, 2011
	(in thousands)
Equity funds	$3,590,658	$1,913,597
Bond funds	2,094,693	1,972,145
Money market funds	296,038	197,699

Total	$5,981,389	$4,083,441

In addition to the above mentioned amounts invested in separate account investment options, $184.0 million and $196.7 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2012 and 2011, respectively. In 2012, 2011 and 2010 there were no gains or losses on transfers of assets from the general account to a separate account.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMWB/GMIWB/G MAB	Total

	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance as of December 31, 2009	$1,484	$17,243	$1,313	$(2,412)	$17,628
Incurred guarantee benefits (1)	217	1,143	(77)	(38,904)	(37,621)
Paid guarantee benefits	(861)	-	-	-	(861)

Balance as of December 31, 2010	$840	$18,386	$1,236	$(41,316)	$(20,854)
Incurred guarantee benefits (1)	1,248	6,053	318	118,312	125,931
Paid guarantee benefits	(683)	-	-	-	(683)

Balance as of December 31, 2011	$1,405	$24,439	$1,554	$76,996	$104,394
Incurred guarantee benefits (1)	1,566	8,864	736	39,676	50,842
Paid guarantee benefits	(360)	(224)	-	-	(584)

Balance as of December 31, 2012	$2,611	$33,079	$2,290	$116,672	$154,652

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder accesses the guaranteed remaining balance through defined annual payments. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature and affiliated reinsurance agreements. The asset transfer feature, included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including, but not limited to, the impact of investment performance of the contractholder total account value. In general, but not always, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Deferred Sales Inducements” in the Company’s Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2012	2011	2010

	(in thousands)

Balance, beginning of year	$48,101	$51,106	$30,265
Capitalization	19,219	22,596	21,594
Amortization- Impact of assumption and experience unlocking and true-ups	4,488	(2,290)	874
Amortization- All other	(956)	(23,105)	(1,579)
Change in unrealized investment gains (losses)	(124)	(206)	(48)

Balance, end of year	$70,728	$48,101	$51,106

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $66 million, $13 million, and $52 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory surplus of the Company amounted to $465 million and $260 million at December 31, 2012 and 2011, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $59 million capacity to pay a dividend in 2013 without prior approval. The Company did not pay any dividends in 2012.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2012	2011	2010

	(in thousands)
Current tax expense (benefit):
U.S.	$64,255	$(715)	$23,841

Total	64,255	(715)	23,841

Deferred tax expense (benefit):
U.S.	(25,049)	(47,893)	15,967

Total	(25,049)	(47,893)	15,967

Total income tax expense on continuing operations	39,206	(48,608)	39,808
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	177	9,689	9,279
Additional paid-in capital	1,680	100	-

Total income tax expense (benefit) on continuing operations	$41,063	$(38,819)	$49,087

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $143.3 million, ($108.4) million and $130.8 million, and no income from foreign operations for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2012	2011	2010

	(in thousands)

Expected federal income tax expense (benefit)	$50,144	$(37,938)	45,784
Non-taxable investment income	(9,794)	(7,885)	(4,449)
Tax credits	(1,249)	(1,368)	(362)
Other	105	(1,417)	(1,165)

Total income tax expense (benefit) on income from continuing operations	$39,206	$(48,608)	$39,808

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2012	2011
	(in thousands)
Deferred tax assets
Insurance reserves	$113,710	$47,597
Investments	-	4,696
Other	766	929

Deferred tax assets	$114,476	$53,222

Deferred tax liabilities
Deferred policy acquisition costs	$72,040	$46,444
Net unrealized gains on securities	31,957	31,085
Deferred annuity bonus	24,755	16,835
Investments	3,676	-

Deferred tax liabilities	$132,428	$94,364

Net deferred tax asset (liability)	$(17,952)	$(41,142)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2012, and 2011.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2012	2011	2010
	(in thousands)

Balance at January 1,	$113	$1,619	$2,796
(Decreases) in unrecognized tax benefits	-	(1,506)	(1,177)
Settlement with taxing authorities	(113)	-	-

Balance at December 31,	$-	$113	$1,619

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	-	-	1,489

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2012	2011	2010

	(in thousands)

Interest and penalties recognized in the statements of operations	$-	$-	$(1,100)
Interest and penalties recognized in liabilities in the statements of financial position	$-	$-	$-

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2004 through 2006 tax years will expire in November 2013, unless extended. The Federal statute of limitations for the 2007 through 2008 tax years will expire in December 2013, unless extended. Tax years 2009 through 2011 are still open for IRS examination.

During 2004 through 2006, the Company’s parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2011, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2010, 2011 or 2012 results.

For tax years 2007 through 2012, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2012

	Level 1	Level 2	Level 3	Netting (2)		Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$31,308	$-	$		$31,308
Obligations of U.S. states and their political subdivisions	-	2,949	-			2,949
Foreign government bonds	-	13,150	-			13,150
Corporate securities	-	804,953	6,073			811,026
Asset-backed securities	-	45,126	18,301			63,427
Commercial mortgage-backed securities	-	78,223	-			78,223
Residential mortgage-backed securities	-	65,988	-			65,988

Sub-total	-	1,041,697	24,374			1,066,071
Trading account assets:
Equity securities	-	-	1,390			1,390

Sub-total	-	-	1,390			1,390
Equity securities, available for sale:	250	64	1,067			1,381
Short-term investments	2,226	-	-			2,226
Cash equivalents	-	49,774	-			49,774
Other long-term investments	-	24,328	-		(12,090)	12,238
Reinsurance recoverables	-	-	85,166			85,166
Other assets	-	7,940	998			8,938

Sub-total excluding separate account assets	2,476	1,123,803	112,995		(12,090)	1,227,184
Separate account assets (1)	21,876	8,345,703	6,201			8,373,780

Total assets	$24,352	$9,469,506	$119,196		$(12,090)	$9,600,964

Future policy benefits	-	-	116,673		-	116,673
Other liabilities	-	12,090	-		(12,090)	-

Total liabilities	$-	$12,090	$116,673		$(12,090)	$116,673

	As of December 31, 2011 (3)
	Level 1	Level 2	Level 3	Netting (2)		Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$35,938	$-	$		$35,938
Obligations of U.S. states and their political subdivisions	-	2,826	-			2,826
Foreign government bonds	-	23,031	-			23,031
Corporate securities	-	894,266	1,755			896,021
Asset-backed securities	-	53,005	18,627			71,632
Commercial mortgage-backed securities	-	96,006	-			96,006
Residential mortgage-backed securities	-	94,450	-			94,450

Sub-total	-	1,199,522	20,382			1,219,904
Trading account assets:
Equity securities	-	-	1,569			1,569

Sub-total	-	-	1,569			1,569
Equity securities, available for sale:	276	-	1,144			1,420
Short-term investments	1,069	-	-			1,069
Cash equivalents	10,000	14,381	-			24,381
Other long-term investments	-	8,764	18		(2,094)	6,688
Reinsurance recoverables	-	-	53,677			53,677
Other assets	-	8,647	-			8,647

Sub-total excluding separate account assets	11,345	1,231,314	76,790		(2,094)	1,317,355
Separate account assets (1)	141,133	6,110,880	5,995			6,258,008

Total assets	$152,478	$7,342,194	$82,785		$(2,094)	$7,575,363

Future policy benefits	-	-	76,996		-	76,996
Other liabilities	-	2,094	-		(2,094)	-

Total liabilities	$-	$2,094	$76,996		$(2,094)	$76,996

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.
(2) “Netting” amounts represent the impact of offsetting asset and liability positions held within the same counterparty.
(3) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2012 and December 31, 2011, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, pay a stated coupon and, a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets are comprised of perpetual preferred stock whose fair values are determined consistent with similar instruments described below under “Equity Securities.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation—models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models (such as Monte Carlo simulation models and other techniques) with some significant unobservable market inputs or inputs (e.g. interest rates, equity indices, dividend yields, etc.) from less actively traded markets(e.g., model-specific input values, including volatility parameters, etc.). Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values. As of December 31, 2012 and December 31, 2011, there were derivatives with the fair value of $0 and $0.018 million, respectively, classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets – Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Other Assets – Other assets carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.

Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These reinsurance recoverables are valued in the same manner as the living benefit guarantees as described below in “Future Policy Benefits”.

Future Policy Benefits – The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company’s variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate and implied volatility assumptions, the Company’s market-perceived risk of its own non-performance (“NPR”), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and implied volatility. In the risk neutral valuation, interest rates are used to both grow the policyholders’ account values and discount all projected future cash flows. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread over LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 – There were no transfers between Levels 1 and 2 for the years ended December 31, 2012, 2011 and 2010.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Level 3 Assets and Liabilities by Price Source – The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2012
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	5,157	916	6,073
Asset-backed securities	56	18,245	18,301
Equity securities	1,067	1,390	2,457
Reinsurance Recoverables	85,166	-	85,166
Commercial mortgage-backed securities	-	998	998

Sub-total excluding separate account assets	91,446	21,549	112,995
Separate account assets	6,201	-	6,201

Total assets	$97,647	$21,549	$119,196

Future policy benefits	$116,673	$-	$116,673

Total liabilities	$116,673	$-	$116,673

(1)
Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities – The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities for which the investment risks associated with market value changes are borne by the Company.

	As of December 31, 2012
	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$5,157	Discounted cash flow	Discount rate	$11.50% – 17.50%(13.39%)	Decrease
Reinsurance recoverables	$85,166	Fair values are determined in the same manner as future policy benefits
Liabilities:
Future policy benefits	$116,673	Discounted cash flow	Lapse rate (2)	0% - 14%	Decrease
			NPR spread (3)	0.20% - 1.60%	Decrease
			Utilization rate (4)	70% - 94%	Increase
			Withdrawal rate (5)	85% - 100%	Increase
			Mortality rate (6)	0% - 13%	Decrease
			Equity Volatility curve	19% - 34%	Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed amount and the current policyholder account value as well as other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(3)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company believes it appropriate to reflect the financial strength ratings of the Company as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company adjusted for any illiquidity risk premium.

(4)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilizing the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contracts. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.

(5)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(6)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific morality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Statement of Financial Position. As a result, changes in value

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

associated with these investments do not impact the Company’s Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Other Invested Assets – Separate account assets include $6.2 million of investments in real estate fund as of December 31, 2012 that are classified as Level 3 and reported at fair value which is determined by the Company’s equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which range from 5.5% to 9.5% (7.3% weighted average) and discount rates, which range from 7.0% to 11.5% (8.3% weighted average).

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation unit oversees the valuation of optional living benefit features of the Company’s variable annuity contracts. The valuation unit works with segregated modeling and database administration teams to validate the appropriateness of input data and logic, data flow and implementation.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2012
	Fixed Maturities Available For Sale
	Corporate Securities	Asset-Backed Securities	Commercial mortgage- backed securities	Trading Account Assets- Equity Securities	Equity Securities, Available for Sale
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$1,755	$18,627	$-	$1,569	$1,144
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(468)	76	-	-	(122)
Asset management fees and other income	-	-	-	(179)	-
Included in other comprehensive income (loss)	116	355	(128)	-	45
Net investment income	8	337	1	-	-
Purchases	4,704	5,302	-	-	-
Sales	(30)	-	-	-	-
Issuances	-	-	-	-	-
Settlements	(1,814)	(6,142)	(2,496)	-	-
Transfers into Level 3 (2)	4,826	200	2,623	-	-
Transfers out of Level 3 (2)	(3,024)	(454)	-	-	-

Fair Value, end of period assets/(liabilities)	$6,073	$18,301	$-	$1,390	$1,067

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$(179)	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$-	$-

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	Year Ended December 31, 2012
	Other Long- Term Investments	Reinsurance Recoverables	Other Assets	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$18	$53,677	$-	$5,995	$(76,996)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(18)	1,491	-	-	(1,562)
Asset management fees and other income	-	-	-	-	-
Interest credited to policyholders’ account balances	-	-	-	206	-
Included in other comprehensive income (loss)	-	-	(2)	-	-
Net investment income	-	-	-	-	-
Purchases	-	29,997	1,000	-	-
Sales	-	-	-	-	-
Issuances	-	-	-	-	(38,115)
Settlements	-	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-	-

Fair Value, end of period assets/(liabilities)	$-	$85,165	$998	$6,201	$(116,673)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$2,126	$-	$-	$(2,670)
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$206	$-

	Year Ended December 31, 2011
	Fixed Maturities Available For Sale
	Corporate Securities	Asset-Backed Securities	Commercial Mortgage- Backed Securities	Equity Securities, Available for Sale	Other Long- Term Investments
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$3,636	$16,619	$-	$255	$-
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	2	-	-	(516)	18
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	(96)	(121)	-	398	-
Net investment income	59	256	-	-	-
Purchases	1,300	11,089	5,019	1,000	-
Sales	(99)	-	-	-	-
Issuances	73	-	-	-	-
Settlements	(148)	(5,251)	-	-	-
Transfers into Level 3 (2)	900	-	-	1,536	-
Transfers out of Level 3 (2)	(3,872)	(3,965)	(5,019)	-	-
Other (4)	-	-	-	(1,529)	-

Fair Value, end of period assets/(liabilities)	$1,755	$18,627	$-	$1,144	$18

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$(454)	$-
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$-	$-

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	Year Ended December 31, 2011
	Reinsurance Recoverables	Other Assets	Separate Account Assets (1)	Future Policy Benefits	Other Trading Account Assets- Equity Securities
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$11,108	$5,888	5,393	$41,316	$-
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(25,919)	-	-	(94,684)	-
Asset management fees and other income		-	-	-	40
Interest credited to policyholders’ account balances	-		602	-	-
Included in other comprehensive income (loss)	-	(13)	-	-	-
Net investment income	-	-	-	-	-
Purchases	68,488	104	-	(23,628)	-
Sales	-	-	-	-	-
Issuances	-	-	-	-	-
Settlements	-	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	(5,979)	-	-	-
Other (4)	-	-	-	-	1,529

Fair Value, end of period assets/(liabilities)	$53,677	$-	$5,995	(76,996)	1,569

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$18,797	$-	$-	$(94,098)	$-
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$602	$-	$-

	Year Ended December 31, 2010
	Fixed Maturities Available For Sale
	Corporate Securities	Asset-Backed Securities	Equity Securities, Available for Sale	Separate Account Assets (1)
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$2,398	$25,259	$576	$5,104
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	8	(139)	-	-
Asset management fees and other income	-	-	-	-
Interest credited to policyholder account balances	-	-	-	289
Included in other comprehensive income (loss)	514	(1,258)	(374)	-
Net investment income	34	164	-	-
Purchases, sales, issuances, and settlements	(148)	9,049	53	-
Transfers into Level 3 (2)	957	-	-	-
Transfers out of Level 3 (2)	(127)	(16,456)	-	-

Fair Value, end of period assets/(liabilities)	$3,636	$16,619	$255	$5,393

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$10	$(41)	$-	$-
Asset management fees and other income	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$289

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	Year Ended December 31, 2010
	Reinsurance Recoverables	Other Assets	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$10,153	$5,886	$2,412	$(67)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(443)	-	47,655	67
Asset management fees and other income		-	-	-
Included in other comprehensive income (loss)	-	263	-	-
Net investment income	-	-	-	-
Purchases, sales, issuances, and settlements	1,398	(261)	(8,751)	-
Transfers into Level 3 (2)	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-

Fair Value, end of period assets/(liabilities)	$11,108	$5,888	41,316	-

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(303)	$-	$8,290	$70
Asset management fees and other income	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclasses of certain assets between reporting categories.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that cannot be validated) for which information from third party pricing services (that can be validated) was previously utilized. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate. Other significant transfers into and/or out of Level 3 are discussed below:

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets.

For the year ended December 31, 2010, the majority of the transfers out of Level 3 for Fixed Maturities Available-for-Sale- Assets-Backed Securities resulted from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2012					December 31, 2011
	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount
	Level 1	Level 2	Level 3	Total	Total	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$-	$-	$237,932	$237,932	$221,728	$247,865	$230,201
Policy loans	-	-	254,824	254,824	173,622	235,706	177,162
Cash	822	-	-	822	822	2,342	2,342
Accrued investment income	-	15,782	-	15,782	15,782	17,275	17,275
Other assets	-	25,348	-	25,348	25,170	19,763	19,486

Total assets	$822	$41,130	$492,756	$534,708	$437,124	$522,951	$446,466

Liabilities:
Policyholders’ Account Balances - Investment Contracts	-	119,368	13,900	133,268	134,119	113,010	113,938
Cash collateral for loaned securities	-	2,134	-	2,134	2,134	17,012	17,012
Securities sold under agreement to repurchase	-	-	-	-	-	3,216	3,216
Short-term debt	-	24,377	-	24,377	24,000	26,027	26,000
Long-term debt	-	86,785	-	86,785	85,000	44,266	44,000
Other liabilities	-	38,262	-	38,262	38,262	30,728	30,728

Total liabilities	$-	$270,926	$13,900	$284,826	$283,515	$234,259	$234,894

(1)
Carrying values presented herein differ from those in the Company’s Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Cash, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in other assets is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

Securities Sold under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Re. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in “Future policy benefits” was a liability of $117 million and $77 million as of December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in “Reinsurance recoverables” was an asset of $85 million and $54 million as of December 31, 2012 and December 31, 2011, respectively.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2012			December 31, 2011
	Notional	Fair Value		Notional	Fair Value
Primary Underlying	Amount	Assets	Liabilities	Amount	Assets	Liabilities

	(in thousands)
Derivatives Designated as Hedging Instruments:
Currency/Interest Rate
Currency Swaps	$22,332	$7	$(1,330)	$14,972	$221	$(846)

Total Qualifying Hedges	$22,332	$7	$(1,330)	$14,972	$221	$(846)

Derivatives Not Qualifying as Hedging Instruments:
Interest
Interest Rate Swaps	$57,200	$9,353	$-	$57,200	$8,442	$-
Currency
Credit
Credit Default Swaps	9,275	614	(369)	17,000	118	(339)
Currency/Interest Rate
Currency Swaps	9,115	-	(836)	16,615	-	(909)
Equity
Equity Options	1,870,001	14,354	(9,555)	-	-	-

Total Non-Qualifying Hedges	1,945,591	24,321	(10,760)	90,815	8,560	(1,248)

Total Derivatives (1)	$1,967,923	$24,328	$(12,090)	$105,787	$8,781	$(2,094)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $119 million and $80 million as of December 31, 2012 and December 31, 2011, respectively, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

		Year Ended December 31, 2012
		Realized Investment Gains/(Losses)		Net Investment Income		Other Income		Accumulated Other Comprehensive Income(1)
		(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$	-	$	23	$	8	$	(697)

Total cash flow hedges		-		23		8		(697)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate		2,648		-		-		-
Currency		2		-		-		-
Currency/Interest Rate		(147)		-		(6)		-
Credit		(285)		-		-		-
Equity		(211)		-		-		-
Embedded Derivatives		(7,631)		-		-		-

Total non-qualifying hedges		(5,624)		-		(6)		-

Total	$	(5,624)	$	23	$	2	$	(697)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

		Year Ended December 31, 2011
		Realized Investment Gains/(Losses)		Net Investment Income		Other Income		Accumulated Other Comprehensive Income(1)
		(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$	-	$	(41)	$	2	$	471

Total cash flow hedges		-		(41)		2		471

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate		9,402		-		-		-
Currency		-		-		-		-
Currency/Interest Rate		(181)		-		-		-
Credit		68		-		-		-
Equity		-		-		-		-
Embedded Derivatives		(121,599)		-		-		-

Total non-qualifying hedges		(112,310)		-		-		-

Total	$	(112,310)	$	(41)	$	2	$	471

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	Year Ended December 31, 2010
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Accumulated Other Comprehensive Income(1)
	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$-	$45	$2	$(426)

Total cash flow hedges	-	45	2	(426)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	6,717	-	-	-
Currency	-	-	-	-
Currency/Interest Rate	617	-	-	-
Credit	(762)	-	-	-
Equity	-	-	-	-
Embedded Derivatives	47,806	-	-	-

Total non-qualifying hedges	54,378	-	-	-

Total	$54,378	$45	$2	$(426)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

For the years ended December 31, 2012, 2011 and 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2009	$(675)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010	(373)
Amount reclassified into current period earnings	(52)

Balance, December 31, 2010	(1,100)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011	(7,152)
Amount reclassified into current period earnings	7,622

Balance, December 31, 2011	(630)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012	(666)
Amount reclassified into current period earnings	(31)

Balance, December 31, 2012	$(1,327)

As of December 31, 2012 and 2011, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Statements of Equity.

Credit Derivatives Written

The Company wrote credit derivatives under which the Company was obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, was $0 million and $10 million notional of credit default swap (“CDS”) selling protection with an associated fair value of $0 million and less than $1 million, at December 31, 2012 and December 31, 2011, respectively. These credit derivatives generally had maturities of less than 8 years and consisted of corporate securities within the finance industry. At December 31, 2011, the underlying credits had an NAIC designation rating of 1.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair values are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated other comprehensive income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $7 million at both December 31, 2012 and December 31, 2011. The fair value of the embedded derivatives included in “Fixed maturities, available-for-sale” was a liability of $2 million and $3 million at December 31, 2012 and December 31, 2011, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2012 and December 31, 2011, the Company had $9 million and $7 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $39 million of commercial loans as of December 31, 2012. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $6 million as of December 31, 2012.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In June 2012, the Company filed a motion to dismiss the complaint. In December 2012, the Court granted the Company’s motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In April 2012, the Company filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the years ended December 31, 2012, 2011 and 2010. The expense charged to the Company for the deferred compensation program was $1 million for the years ended December 31, 2012 and 2011 and less than $1 million for the year ended December 31, 2010.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $2 million for the years ended December 31, 2012 and 2011 and $1 million for the year ended December 31, 2010.

Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for the years ended December 31, 2012, 2011 and 2010.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $106 million, $95 million and $81 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance, or “COLI”, policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,195 million at December 31, 2012 and $1,068 million at December 31, 2011. Fees related to these COLI policies were $16 million, $16 million and $25 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Pruco Life

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)
Reinsurance recoverables	$ 5,287	$ 6,716

Reinsurance amounts included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)
Policy charges and fee income	(8,075)	(7,602)	(10,473)
Policyholders’ benefits	1,220	2,738	5,738

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, written prior to January 1, 2010, excluding My Term and Return of Premium Term Life, or (“ROP Term Life”), through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance amounts included in the Company’s Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)
Reinsurance recoverables	$442,720	$403,222
Deferred policy acquisition costs	(91,561)	(96,712)
Other liabilities (reinsurance payables)	9,628	9,322

Reinsurance amounts included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
Premiums	$(117,642)	$(124,578)	$(134,459)
Policyholders’ benefits	104,944	99,155	107,939
Reinsurance expense allowances, net of capitalization and amortization	24,387	25,867	29,085

PAR TERM

The Company reinsures 95% of the risks under its term life insurance policies issued on or after January 1, 2010, excluding My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance amounts included in the Company’s Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)
Reinsurance recoverables	$50,283	$27,704
Deferred policy acquisition costs	(51,914)	(31,443)
Other liabilities (reinsurance payables)	3,461	2,515

Reinsurance amounts included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)
Premiums	$(39,506)	$(24,402)	$(11,179)
Policyholders’ benefits	28,819	18,549	7,662
Reinsurance expense allowances, net of capitalization and amortization	7,427	4,403	2,399

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2012 the Company recaptured a portion of this agreement related to its universal life policies and now reinsures these risks with PAR U as discussed below.

Reinsurance amounts included in the Company’s Statements of Financial Position at December 31, were as follows:

	2012	2011
	(in thousands)
Reinsurance recoverables	$23,766	$30,045
Other liabilities (reinsurance payables)	2,476	3,389

Reinsurance amounts included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)
Premiums	$(3,137)	$(2,828)	$(3,638)
Policy charges and fee income	(27,995)	(38,469)	(54,067)
Policyholders’ benefits	25,636	42,968	60,222
Reinsurance expense allowances, net of capitalization and amortization	(12,103)	(9,884)	(10,072)

PAR U

Effective July 1, 2012, the Company, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal protector and universal plus policies. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $359 million less a ceding allowance of $194 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on September 28, 2012 and was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity and commercial mortgage securities from an asset portfolio within the Company. The affiliated asset transfers which occurred in settlement of the initial reinsurance premium are described below under “Affiliated Asset Transfers.”

During the fourth quarter of 2012, the agreement between the Company and PAR U was amended to revise language to the consideration due to PAR U. This amendment resulted in a $21 million cash payment from the Company to PAR U.

Reinsurance amounts included in the Company’s Statements of Financial Position at December 31, were as follows:

2012
(in thousands)
Reinsurance recoverables	$261,318
Policy loans	(13,368)
Deferred policy acquisition costs	(6,544)
Other liabilities (reinsurance payables)	15,447

Reinsurance amounts included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

2012
(in thousands)
Policy charges and fee income	$(21,150)
Net investment income	(152)
Other income	1,807
Interest credited to policyholders’ account balance	4,000
Policyholders’ benefits	9,018
Reinsurance expense allowances, net of capitalization and amortization	6,611

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded to Pruco Re under these agreements which are included in “Realized investment (losses) gains, net” on the Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)
Pruco Reinsurance
Effective August 20, 2012
Highest Daily Lifetime Income 2.0 (“HDI2.0”)	98	-	-
Spousal Highest Daily Lifetime Income 2.0 (“SHDI2.0”)	25	-	-
Effective October 1, 2011
Highest Daily Lifetime Income (“HDI”)	$11,456	$9,369	$-
Spousal Highest Daily Lifetime Income (“SHDI”)	3,555	2,973	-
Highest Daily Lifetime 6 Plus (“HD6+”)	11,868	40,887	-
Spousal Highest Daily Lifetime 6 Plus (“SHD6+”)	4,717	14,490	-
Effective Since 2006
Spousal Lifetime Five (“SLT5”)	168	173	167
Effective Since 2005
Lifetime Five (“LT5”)	1,221	1,244	1,195

Total Pruco Reinsurance	$33,109	$69,136	$1,362

Effective October 1, 2011, the Company ceded the HDI, SHDI, HD6+ and SHD6+ benefits to Pruco Re, as noted in the table above. The Company paid an initial premium of $62 million and established a reinsurance recoverable of $31 million resulting in an initial ceding loss of $32 million, recognized in “Realized investment gains (losses), net” in 2011.

The Company’s reinsurance recoverables related to the above product reinsurance agreements were $85 million and $54 million as of December 31, 2012 and 2011, respectively. The assets are reflected in “Reinsurance recoverables” in the Company’s Statements of Financial Position. Realized gains (losses) were ($2) million, ($27) million and ($0.4) million for the years ended December 31, 2012, 2011 and 2010, respectively. Changes in realized gains (losses) for the year ended December 31, 2012, 2011 and 2010 periods were primarily due to changes in market conditions in each respective period.

Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates

In 2009 when implementing a revision to the reinsurance treaties with PARCC and PAR TERM modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowances did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During the second quarter 2011, the Company recorded the correction, charging $1 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc, formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $19.3 million, $12.3 million and $3.7 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $6.1 million, $6.0 million and $5.7 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as “Asset administration fees” in the Company’s Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $2.6 million, $2.3 million and $2.1 million for the years ended December 31, 2012, 2011 and 2010, respectively. These expenses are recorded as “Net Investment Income” in the Statements of Operations and Comprehensive Income (Loss).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.

In December 2011, the Company purchased commercial loans from its parent company, Pruco Life. These securities had an amortized cost of $10 million and a fair market value of $11 million. The difference between amortized cost and fair market value of these transfers was accounted for as a decrease of $1 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold fixed maturity securities to its parent company, Pruco Life. These securities had an amortized cost of $13 million and a fair market value of $14 million. The difference between amortized cost and fair market of these transfers was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

In September 2012, the Company transferred fixed maturity securities and commercial mortgage loans to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These investments had an amortized cost of $142 million and a fair market value of $156 million. The net difference between amortized cost and the fair value was $14 million and was recorded as a realized investment gain on the Company’s financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $5 million reflecting changes in market values of the consideration from the effective date through settlement date.

In September 2012, the Company sold fixed maturity securities to its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $41 million and a fair market value of $46 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2012.

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. The Company had $24 million in short term debt as of December 31, 2012, including $11 million with Prudential Financial and $13 million with Washington Street Investment, and $26 million in short-term debt as of December 31, 2011. The Company had no short-term debt outstanding as of December 31, 2010. Total interest expense on this short-term affiliated debt to the Company was $0.2 million, $0.01 million and $0.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On December 16, 2011 the Company entered into a series of five $11 million borrowings with Prudential Financial, totaling $55 million. The loans have fixed interest rates ranging from 2.08% to 3.61% and maturity dates staggered one year apart, from December 17, 2012 to December 16, 2016. On December 16, 2012 one of these borrowings became current and is now classified as short-term debt on The Statements of Financial Position as of December 31, 2012. On December 17, 2012 another one of these $11 million borrowings was repaid. The total interest expense on this affiliated debt was $1.6 million and less than $0.1 million for the year ended December 31, 2012 and 2011, respectively.

On December 17, 2012, the Company entered into a series of five $13 million borrowings with Washington Street Investment, totaling $65 million. The loans have fixed interest rates ranging from 0.95% to 1.87% and maturity dates staggered one year apart, from December 17, 2013 to December 17, 2017. Of these borrowings, $13 million is current and is classified as short-term debt on The Statements of Financial Position as of December 31, 2012. The total interest expense on this affiliated debt was less than $0.1 million for the year ended December 31, 2012.

Contributed Capital

In June 2011, the Company received a capital contribution from Pruco Life in the amount of $21 million to fund acquisition costs for sales of variable annuities.

In December 2011, the Company received a capital contribution from Pruco Life in the amount of $17 million to fund acquisition costs for sales of variable annuities.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2012 and 2011 are summarized in the table below:

	March 31	June 30	September 30	December 31,

	(in thousands)
2012
Total revenues	$79,015	$60,048	$69,626	$75,916
Total benefits and expenses	305	102,086	15,142	23,805
Income (loss) from operations before income taxes	78,710	(42,038)	54,484	52,111
Net income (loss)	$53,390	$(27,449)	$40,293	$37,825

2011
Total revenues	$80,087	$60,305	$(51,055)	$31,823
Total benefits and expenses	39,265	46,653	111,568	32,069
Income (loss) from operations before income taxes	40,822	13,652	(162,623)	(246)
Net income (loss)	$28,566	$10,231	$(101,424)	$2,840

The quarterly historical information presented in the table above has been revised to reflect the impact of the retrospective adoption of the amended guidance related to the deferral of acquisition costs.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2012 and December 31, 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts and the presentation of comprehensive income. Further, as described in Note 13 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York March 15, 2013

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 5)
(ii)	Selling Agreement used from 11-2008 to current. (Note 6)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 6)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 6)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 6)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 6)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 6)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 6)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract-Type A & B Death Benefit. (Note 2)
(ii)	Variable Universal Life Insurance Contract - Type C Death Benefit. (Note 2)
(iii)	Variable Universal Life Insurance Contract - Type A & B (MPVUL-2008-NY). (Note 4)
(iv)	Variable Universal Life Insurance Contract - Type C (MPVUL-2008-NY). (Note 4)
(v)	Rider for Insured's Accidental Death Benefit. (Note 5)
(vi)	Rider for Insured's Total Disability Benefit. (Note 2)
(vii)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)
(viii)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions. (Note 5)
(ix)	Rider for Settlement Options to Provide Acceleration of Death Benefits - ORD 87241-91-NY. (Note 5)
(x)	Rider for Insured's Total Disability Benefit - VL 100 B4-2008NY. (Note 4)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2005NY. (Note 4)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2005NY. (Note 4)
(xiii)	Endorsement for Type C Death Benefit Option - PLY 117-2007. (Note 4)
(xiv)	Rider for Overloan Protection - PLY 123-2009. (Note 7)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 8)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 2)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 5)
(ii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 5)
(iii)	By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 5)

(g)	Reinsurance Agreements:
(i)	Agreement between Pruco Life of New Jersey and Prudential. (Note 3)
(ii)	Amendments (1-15) to the Agreement between Pruco Life of New Jersey and Prudential.(Note 1)

(h)	Participation Agreements:
(i)	Participation Agreement between Pruco Life of New Jersey and M Funds, Inc. (Note 3)
(ii)	Form of 22c-2 Agreement. (Note 3)
(iii)	Participation Agreement between Pruco Life of New Jersey and American Skandia Trust. (Note 4)
(iv)	Amendment (1) to the Participation Agreement between Pruco Life of New Jersey and Advanced Series Trust (formerly American Skandia Trust) (Note 1)
(v)	Participation Agreement between Pruco Life of New Jersey and American Century. (Note 4)
(vi)	Amendments (1,2) to the Participation Agreement between Pruco Life of New Jersey and American Century. (Note 4)

(vii)	Participation Agreement between Pruco Life of New Jersey and Dreyfus. (Note 4)
(viii)	Participation Agreement between Pruco Life of New Jersey and Janus. (Note 4)
(ix)	Participation Agreement between Pruco Life of New Jersey and JPMorgan. (Note 4)
(x)	Participation Agreement between Pruco Life of New Jersey and MFS. (Note 4)
(xi)	Amendment #3 to the Participation Agreement between Pruco Life of New Jersey and MFS. (Note 4)
(xii)	Participation Agreement between Pruco Life of New Jersey and Neuberger Berman. (Note 4)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 8)

(j)	Not Applicable.

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)	Powers of Attorneys: John Chieffo, Yanela C. Frias, Bernard J. Jacob, Richard F. Lambert, Robert F. O'Donnell, Kent D. Sluyter, Kenneth Y. Tanji. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Form N-6 to this Registration Statement, filed July 30, 2004 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed April 17, 2007 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, filed April 17, 2008 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 22, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-158637, filed December 3, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)	Incorporated by reference to Form N-6, Registration No. 333-158637, filed April 17, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 15, 2011 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 27. Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JOHN CHIEFFO - Director

YANELA C. FRIAS - Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

BERNARD J. JACOB - Director

RICHARD F. LAMBERT - Director

ROBERT F. O'DONNELL - Chief Executive Officer, President, and Director

KENT D. SLUYTER – Senior Vice President and Director

KENNETH Y. TANJI -Treasurer and Director

OFFICERS WHO ARE NOT DIRECTORS

JOSEPH D. EMANUEL - Vice President, Chief Legal Officer, and Secretary

SUN-JIN MOON - Vice President and Assistant Secretary

SARAH J. HAMID - Senior Vice President, Chief Actuary and Appointed Actuary

JAMES M. O’CONNOR - Senior Vice President and Actuary

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life.  Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, was filed on April 22, 2009 as exhibit Item 26. (f)(iii) to Form N-6 of this Registration Statement on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
Caroline Feeney (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 1)	Vice President, Controller, Chief Financial Officer
Jeffrey Sheftic (Note 5)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
James R. Mollo (Note 1)	Vice President
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 9)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 1)	Vice President
Charles M. Topp (Note 8)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Kent D. Sluyter (Note 1)	Manager
Robert F. O'Donnell (Note 7)	Manager
Stuart S. Parker (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 1)	Assistant Controller

Mary E. Yourth (Note 1)	Assistant Controller
Cathleen M. Paugh (Note 2)	Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 15301 Ventura Boulevard, Suite 420, Sherman Oaks, CA 91403
(Note 9) 13001 County Road 10, Plymouth, MN 55442

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,168,552 in 2012, $2,477,021 in 2011, and $2,379,140 in 2010.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $56,178,356, which represents Prusec's total 2012 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$43,371,035	$-0-	$12,807,321	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 12th day of April, 2013.

(Seal)
Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

Attest: /s/ Sun-Jin Moon Sun-Jin Moon Assistant Secretary	By: /s/ Robert F. O’Donnell Robert F. O’Donnell President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 12th day of April, 2013.

Signature and Title

/s/ *
John Chieffo
Director

/s/ *
Yanela C. Frias
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Richard F. Lambert
Director

/s/ *
Robert F. O'Donnell
President, Chief Executive Officer, and Director

/s/ *
Kent D. Sluyter
Director

/s/*
Kenneth Y. Tanji
Treasurer and Director
*By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(g) Reinsurance Agreements:	(ii) Amendments (1-15) to the Agreement between Pruco Life of New Jersey and Prudential.	C-

(h) Participation Agreements:
	(iv) Amendment (1) to the Participation Agreement between Pruco Life of New Jersey and Advanced Series Trust (formerly American Skandia Trust)	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Sun-Jin Moon, Esq. as to the legality of the securities being registered.	C-

(n) Other Opinions:
	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-
	(ii) Powers of Attorney: John Chieffo, Yanela C. Frias, Bernard J. Jacob, Richard F. Lambert, Robert F. O'Donnell, Kent D. Sluyter, Kenneth Y. Tanji.	C-

(q) Redeemability Exemption:	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).	C-